UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08928

HSBC INVESTOR PORTFOLIOS
(Exact name of registrant as specified in charter)

452 FIFTH AVENUE
NEW YORK, NY 10018
(Address of principal executive offices) (Zip code)

CITI FUND SERVICES
3435 STELZER ROAD
COLUMBUS, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-782-8183

Date of fiscal year end: October 31

Date of reporting period: April 30, 2008

Item 1. Reports to Stockholders.

Semi-Annual Report
HSBC Investor LifeLine FundsTM

LifeLine

It’s simple.

It’s easy.

It’s affordable

April 30, 2008

HSBC Investor Aggressive
Growth Strategy Fund

HSBC Investor Growth
Strategy Fund

HSBC Investor Moderate
Growth Strategy Fund

HSBC Investor Conservative
Growth Strategy Fund

HSBC Investor LifeLine Funds

[This Page Intentionally Left Blank.]

Glossary of Terms

Citigroup U.S. Domestic Three Month Treasury Bill Index is government guaranteed and offers a fixed rate of return. Return and principal of stocks and bonds will vary with market conditions. Treasury bills are less volatile than longer-term fixed-income securities and are guaranteed as to timely payment of principal and interest by the U.S. Government.

Citigroup U.S. High Yield Market Capped Index, the “U.S. High Yield Market Capped Index” uses the U.S. High-Yield Market Index as its foundation imposing a cap on the par amount of each issuer in order to limit the impact of large issuers while retaining the characteristics of the issuer’s distribution across different maturities. The U.S. High-Yield Market Index captures the performance of below-investments-grade debt issued by corporations domiciled in the United States or Canada.

Gross Domestic Product (GDP) is the measure of the market value of the goods and services produced by labor and property in the United States.

Lehman Brothers U.S. Aggregate Index is an unmanaged index generally representative of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

Lehman Brothers Intermediate U.S. Aggregate Index is an unmanaged index generally representative of investment-grade issues with maturities between three- and ten-years.

Merrill Lynch U.S. High Yield Master II Index is an unmanaged index which measures the performance of the broad high yield market.

Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of June 2007 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The Russell Universe - Russell is a recognized leader in consulting, multi-manager investing and institutional investment management. Our consultants advise clients on more than $2 trillion in assets. We deliver investment programs to over 2,000 clients in 44 countries. With more than $230 billion in assets in our funds, Russell researchers meet with over 4,000 investment managers around the world to evaluate their investment process.

Russell MidCap® Growth Index is an unmanaged index which measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Growth Index is an unmanaged index which measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index is an unmanaged index which measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Russell 2500™ Growth Index is an unmanaged index which measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Standard & Poor’s 500 Index (“S&P 500”) is an unmanaged index that is widely regarded as a gauge of the U.S. equities market, this index includes 500 leading companies in leading industries of the U.S. economy. The S&P 500 focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities.

Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Fund do not match those in the indexes and performance of the Fund will differ. Investors cannot invest directly in an index.

Chairman’s Message

Dear Shareholder:

In a period of market volatility, mutual funds offer a “hedge” against extremes. Since the purpose of mutual funds is to provide a balance of investments and since fund advisers monitor performance of individual holdings in a portfolio, investors are generally protected against extremes. Over the long run, mutual funds have continued to be a wise investment.

The HSBC Investor Funds have performed in accordance with the swings of the equities and fixed income markets. Many of the HSBC Investor Funds have outperformed their industry benchmarks, most have equaled the benchmark and a few underperformed. Management and the board monitor performance continuously. While any Fund can underperform for a limited period of time, Funds that continue to underperform are put on a watch list, and if a downtrend continues, the board and management will re-evaluate the subadviser relationship.

With over 12 trillion dollars invested, mutual funds remain one of the best ways to sustain both value and growth of a portfolio. The diversity of the HSBC Fund Family provides a useful way to ride the wave of volatility. Please consult your financial adviser to determine the best mix of funds for your individual needs. We encourage you to be active in overseeing your own investments and welcome your comments about how we can provide the best service to you.

Thanks,

Larry M. Robbins, Chairman, HSBC Investor Funds

1	HSBC INVESTOR FAMILY OF FUNDS

Commentary From the Investment Manager

HSBC Investments (USA) Inc.
Effective June 2, 2008, changed name to HSBC Global Asset Management (USA) Inc.

Economic review

Several factors weighed on the U.S. economy during the six-month period between November 1, 2007 and April 30, 2008. The ongoing decline in the housing market depressed activity in industries related both directly and indirectly to the housing market, including homebuilders, home improvement retailers and furniture makers. The housing slump also made it more difficult for consumers to borrow against their home equity. That development weakened consumer spending, even as rising prices on food and energy and a flagging employment picture caused Americans to cut back. Consumer spending accounts for more than two-thirds of U.S. economic activity. Therefore, the consumer slowdown posed a significant threat to economic growth.

The housing slump also contributed to rising defaults on subprime mortgages. Higher subprime mortgage defaults led to losses for securities backed by these low-quality home loans, which had become widely dispersed throughout the global financial system in recent years. Losses in subprime mortgage-backed securities forced a number of financial firms to write-down the value of their holdings by billions of dollars. Moreover, market participants became concerned about the possible extent of problems related to weak mortgages. Lenders, concerned that they could not accurately gauge prospective borrowers’ financial health, became extremely cautious about extending credit, resulting in a severe credit crunch that depressed economic growth.

The Federal Reserve Board (the “Fed”) acted aggressively as it attempted to ameliorate the credit situation and stimulate the economy. The Fed reduced the federal funds rate, its target short-term interest rate, from 4.50% to 2.00% during the six month period ended April 30, 2008 in order to inject liquidity into the financial markets. It also orchestrated a buyout of troubled securities firm Bear Stearns, to prevent problems at the company from undermining the broad financial system. The Fed also sought to improve financial institutions’ access to credit by accepting a wider variety of assets as collateral.

Exports helped the U.S. economy continue to expand despite the difficult environment during the early months of 2008. A weakening dollar made U.S. companies’ products and services more competitive overseas, while increasing the value of revenues earned in foreign currencies. The U.S. Gross Domestic Product1 grew at annualized rates of 0.6% during the fourth quarter of 2007 and 0.9% during the first quarter of 2008.

The U.S. economy’s struggles led to signs of a global slowdown. Growth in Europe appeared to weaken, and evidence emerged that developing economies, which have generated powerful growth in recent years, were beginning to feel the effects of America’s problems as well. For example, China’s year-over-year exports grew 22.5% in December 2007, but just 6.5% in February 2008. Nevertheless, the global economy remained healthy and continued to expand more quickly than the U.S. economy during this period.

Market review

Investors during most of this six-month period responded to the uncertain economic environment by fleeing from the perceived risk of stocks and into the perceived safety of high-quality bonds. U.S. stock returns were exceptionally volatile during this time, as the lack of clarity about the direction of the economy; the subprime crisis and the credit crunch caused traders to react aggressively in response to emerging data. The U.S. market recovered somewhat between mid-March and the end of April, as investors anticipating improving economic and market conditions sought to capitalize on low valuations. For the six month period ended April 30, 2008, the S&P 500 returned -9.63%, while the small-cap sector as represented by the Russell 2000® Index returned -12.92%.

Financial stocks suffered some of the U.S. market’s greatest declines, as shareholders sold financial stocks due to concerns about large write-downs and the potential for further damage from the subprime mortgage crisis. Stocks in the financial sector rebounded modestly toward the end of the period, as bargain-hunting investors began to believe that the market had priced in the worst of the subprime crisis.

Consumer discretionary stocks also performed poorly during this period, as investors worried that high food and energy prices and a weaker employment picture would reduce the money individuals had available to spend on non-essential items. Conversely, energy and materials stocks benefited from rising commodity prices, and posted some of the market’s strongest returns during this period.

Foreign stocks generally posted losses, with the MSCI EAFE Index of developed foreign stock markets returning -8.99% during the period under review. Investors sold foreign stocks due to a general aversion to risk and because of concerns about the repercussions from the turmoil in the credit markets. Emerging markets in Asia, which had performed exceptionally well in recent years, particularly struggled as investors sold assets they perceived to be risky. Developing markets in other parts of the world meanwhile held up relatively well, as they benefited from rising commodity prices.

Investors concerned about risk piled into bonds issued by the U.S. Treasury and foreign governments. Yields declined and prices rose on government bonds, causing the spread between the yield on government securities and corporate bonds to widen substantially. High-yield bonds—debt issued by companies with relatively weak finances—trailed other sectors of the fixed-income market, as investors favored the greater stability of higher-quality bonds. The Lehman Brothers U.S. Aggregate Index, which tracks the broad fixed-income market, returned 4.08% for the six months through April 30, 2008.

[1]	For additional information, please refer to the Glossary of Terms.

	HSBC INVESTOR FAMILY OF FUNDS	2

Portfolio Reviews

HSBC Investor Aggressive Growth Strategy Fund
HSBC Investor Growth Strategy Fund
HSBC Investor Moderate Growth Strategy Fund
HSBC Investor Conservative Growth Strategy Fund

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk, than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes.

Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Small capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure and historically have experienced a greater degree of market volatility than average. There are risks associated with investing in a fund that invests in securities of foreign countries, such as erratic market conditions, economic and political instabilities and fluctuations in currency exchanges.

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency and exchange rates

The mortgage market in the U.S. recently experienced difficulties that may adversely affect the performance and market value of certain mortgage-related investments.

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

An investment in money market funds is not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00.

The HSBC Investor Funds feature a number of funds that are structured as ‘‘master/feeder’’ funds. Under this two-tier structure, one fund (the “feeder fund’’) invests all of its investable assets in a second fund (the ‘‘master fund’’). The LifeLine Funds, through this master/feeder structure, provide an asset allocation option to investors who seek to diversify their investment across a variety of asset classes. Each LifeLine Fund provides an asset allocation option corresponding to different investment objectives and risk tolerances. Each LifeLine Fund is a feeder fund. However, unlike most feeder funds, a LifeLine Fund will not direct all of its assets to a single master fund. Instead, the LifeLine Fund will allocate its assets to different master funds in accordance with its asset allocation model. HSBC Investments (USA) Inc. (the ‘‘Adviser’’), according to specific target allocations, invested each LifeLine Fund’s assets in some or all of the following master funds (‘‘underlying Portfolios’’):

HSBC Investor Growth Portfolio (‘‘Growth Portfolio’’); HSBC Investor Value Portfolio (‘‘Value Portfolio’’); HSBC Investor Opportunity Portfolio (‘‘Opportunity Portfolio’’); HSBC Investor International Equity Portfolio (‘‘International Equity Portfolio’’); HSBC Investor Core Plus Fixed Income Portfolio (‘‘Core Plus Fixed Income Portfolio’’); HSBC Investor High Yield Fixed Income Portfolio (High Yield Fixed Income Fund); HSBC Investor Intermediate Duration Fixed Income Portfolio (‘‘Intermediate Duration Fixed Income Portfolio’’); and the HSBC Investor Money Market Fund (‘‘Money Market Fund’’).

3	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

During the last period, each LifeLine Fund invested in a different combination of the underlying Portfolios according to the various target percentage weightings selected by the Adviser, approximately as set forth in the charts below.

Underlying Portfolio	HSBC Investor Aggressive Growth Strategy Fund	HSBC Investor Growth Strategy Fund	HSBC Investor Moderate Growth Strategy Fund	HSBC Investor Conservative Growth Strategy Fund

Money Market Fund	1%	1%	6%	21%
Core Plus Fixed Income Portfolio	None	15%	26%	25%
High Yield Fixed Income Portfolio	None	2%	5%	8%
Intermediate Duration Fixed Income Portfolio	None	None	None	3%
Growth Portfolio	21%	21%	19%	15%
International Equity Portfolio	23%	20%	15%	10%
Opportunity Portfolio	34%	20%	11%	4%
Value Portfolio	21%	21%	18%	14%

Total:	100%	100%	100%	100%

HSBC INVESTOR FAMILY OF FUNDS	4

Portfolio Reviews

HSBC Investor Aggressive Growth Strategy Fund

Fund Performance			Average Annual Total Return (%)			Expense Ratio (%)[4]

As of April 30, 2008	Inception Date	Six Month†	1 Year	3 Year	Since Inception	Gross	Net

HSBC Investor Aggressive Growth Strategy Fund Class A1	2/14/05	-12.30	-1.80	12.73	10.32	2.27	1.50

HSBC Investor Aggressive Growth Strategy Fund Class B2	2/9/05	-11.48	-1.26	13.30	11.05	3.02	2.25

HSBC Investor Aggressive Growth Strategy Fund Class C3	6/9/05	-8.90	1.63	—	12.63	3.02	2.25

Standard & Poor’s 500 Index[5]	—	-9.63	-4.68	8.22	N/A	N/A	N/A

Aggressive Growth Blended Portfolio Index[5]	—	-9.89	-3.36	11.51	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect from March 1, 2008 through March 1, 2009.

[1]	Reflects the maximum sales charge of 5.00%.

[2]	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

[3]	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.

[4]	Reflects the expense ratio as reported in the prospectus dated February 28, 2008.

[5]

The performance of the HSBC Investor Aggressive Growth Strategy Fund is compared to a Blended Portfolio Index, which is a hypothetical combination of broad-based indexes. The components of the Blended Portfolio Index and their weighting are as follows: The Citigroup U.S. Domestic Three-Month T-Bill Index (1%); Russell 1000® Growth Index (21%); Russell 1000® Value Index (21%); Russell 2500™ Growth Index (34%) and the MSCI EAFE Index (23%). These indices are unmanaged and do not reflect the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index. For a complete definition of the above referenced indices, please refer to the Glossary of Terms.

†	Aggregate total return.

5	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

HSBC Investor Growth Strategy Fund

Fund Performance			Average Annual Total Return (%)			Expense Ratio (%)[4]

As of April 30, 2008	Inception Date	Six Month†	1 Year	3 Year	Since Inception	Gross	Net

HSBC Investor Growth Strategy Fund Class A1	2/8/05	-11.74	-3.26	10.21	9.02	1.65	1.50

HSBC Investor Growth Strategy Fund Class B2	2/1/05	-10.95	-2.73	10.76	10.00	2.40	2.25

HSBC Investor Growth Strategy Fund Class C3	4/27/05	-8.30	0.20	11.33	11.26	2.40	2.25

Standard & Poor’s 500 Index[5]	—	-9.63	-4.68	8.22	N/A	N/A	N/A

Growth Blended Portfolio Index[5]	—	-7.46	-1.75	10.26	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect from March 1, 2008 through March 1, 2009.

The total returns for each class of shares of the Fund for the year ended October 31, 2007 and the period ended April 30, 2008 included the receipt of a one-time payment in respect of a class action settlement. Without the receipt of this payment, the returns for the Fund for the year ended October 31, 2007 and the period ended April 30, 2008 would have been lower.

[1]	Reflects the maximum sales charge of 5.00%.

[2]	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

[3]	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.

[4]	Reflects the expense ratio as reported in the prospectus dated February 28, 2008.

[5]

The performance of the HSBC Investor Growth Strategy Fund is compared to a Blended Portfolio Index, which is a hypothetical combination of broad-based indexes. The components of the Blended Portfolio Index and their weighting are as follows: The Citigroup U.S. Domestic Three-Month T-Bill Index (1%); Lehman Brothers U.S. Aggregate Index (15%); Citigroup U.S. High Yield Market Capped Index (2%); Russell 1000® Growth Index (21%); Russell 1000® Value Index (21%); Russell 2500™ Growth Index (20%) and the MSCI EAFE Index (20%). The stated performance for the Blended Index from April 30, 2006 to February 28, 2008 reflects a 2% allocation for the Merrill Lynch U.S. High Yield Master II Index. On February 29, 2008, the Merrill Lynch U.S. High Yield Master II Index was replaced with the Citigroup U.S. High Yield Market Capped Index. These indices are unmanaged and do not reflect the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index. For a complete definition of the above referenced indices, please refer to the Glossary of Terms.

†	Aggregate total return.

HSBC INVESTOR FAMILY OF FUNDS	6

Portfolio Reviews

HSBC Investor Moderate Growth Strategy Fund

Fund Performance			Average Annual Total Return (%)			Expense Ratio (%)[4]

As of April 30, 2008	Inception Date	Six Month†	1 Year	3 Year	Since Inception	Gross	Net

HSBC Investor Moderate Growth Strategy Fund Class A1	2/3/05	-10.56	-3.86	7.81	6.76	1.60	1.50

HSBC Investor Moderate Growth Strategy Fund Class B2	2/1/05	-9.76	-3.31	8.25	7.58	2.35	2.25

HSBC Investor Moderate Growth Strategy Fund Class C3	6/9/05	-7.04	-0.45	—	8.05	2.35	2.25

Standard & Poor’s 500 Index[5]	—	-9.63	-4.68	8.22	N/A	N/A	N/A

Moderate Growth Blended Portfolio Index[5]	—	-5.02	-0.13	8.84	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect from March 1, 2008 through March 1, 2009.

The total returns for each class of shares of the Fund for the year ended October 31, 2007 and the period ended April 30, 2008 included the receipt of a one-time payment in respect of a class action settlement. Without the receipt of this payment, the returns for the Fund for the year ended October 31, 2007 and the period ended April 30, 2008 would have been lower.

[1]	Reflects the maximum sales charge of 5.00%.

[2]	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

[3]	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.

[4]	Reflects the expense ratio as reported in the prospectus dated February 28, 2008.

[5]

The performance of the HSBC Investor Moderate Growth Strategy Fund is compared to a Blended Portfolio Index, which is a hypothetical combination of broad-based indexes. The components of the Blended Portfolio Index and their weighting are as follows: The Citigroup U.S. Domestic Three-Month T-Bill Index (6%); Citigroup U.S. High Yield Market Capped Index (5%); Lehman Brothers U.S. Aggregate Index (26%); Russell 1000® Growth Index (19%); Russell 1000® Value Index (18%); Russell 2500™ Growth Index (11%) and the MSCI EAFE Index (15%). The stated performance for the Blended Index from April 30, 2006 to February 28, 2008 reflects a 5% allocation for the Merrill Lynch U.S. High Yield Master II Index. On February 29, 2008, the Merrill Lynch U.S. High Yield Master II Index was replaced with the Citigroup U.S. High Yield Market Capped Index. These indices are unmanaged and do not reflect the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index. For a complete definition of the above referenced indices, please refer to the Glossary of Terms.

†	Aggregate total return.

7	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

HSBC Investor Conservative Growth Strategy Fund

Fund Performance			Average Annual Total Return (%)			Expense Ratio (%)[4]

As of April 30, 2008	Inception Date	Six Month†	1 Year	3 Year	Since Inception	Gross	Net

HSBC Investor Conservative Growth Strategy Fund Class A1	2/23/05	-8.93	-4.10	5.62	4.80	2.06	1.50

HSBC Investor Conservative Growth Strategy Fund Class B2	2/17/05	-8.30	-3.50	6.09	5.28	2.81	2.25

HSBC Investor Conservative Growth Strategy Fund Class C3	4/19/05	-5.43	-0.13	7.05	6.80	2.81	2.25

Standard & Poor’s 500 Index[5]	—	-9.63	-4.68	8.22	N/A	N/A	N/A

Conservative Growth Blended Portfolio Index[5]	—	-2.71	1.26	7.50	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect from March 1, 2008 through March 1, 2009.

The total returns for each class of shares of the Fund for the year ended October 31, 2007 and period ended April 30, 2008 included the receipt of a one-time payment in respect of a class action settlement. Without the receipt of this payment, the returns for the Fund for the year ended October 31, 2007 and period ended April 30, 2008 would have been lower.

[1]	Reflects the maximum sales charge of 5.00%.

[2]	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

[3]	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.

[4]	Reflects the expense ratio as reported in the prospectus dated February 28, 2008.

[5]

The performance of the HSBC Investor Conservative Growth Strategy Fund is compared to a Blended Portfolio Index, which is a hypothetical combination of broad-based indexes. The components of the Blended Portfolio Index and their weighting are as follows: The Citigroup U.S. Domestic 3-Month T-Bill Index (21%); Citigroup U.S. High Yield Market Capped Index (8%); Lehman Bros. U.S. Aggregate Index (25%); Lehman Bros. U.S. Interm. Aggregate Index (3%); Russell 1000® Growth Index (15%); Russell 1000® Value Index (14%); Russell 2500™ Growth Index (4%) and the MSCI EAFE Index (10%). The stated performance for the Blended Index from April 30, 2006 to February 28, 2008 reflects an 8% allocation for the Merrill Lynch U.S. High Yield Master II Index. On February 29, 2008, the Merrill Lynch U.S. High Yield Master II Index was replaced with the Citigroup U.S. High Yield Market Capped Index. These indices are unmanaged and do not reflect the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index. For a complete definition of the above referenced indices, please refer to the Glossary of Terms.

†	Aggregate total return.

HSBC INVESTOR FAMILY OF FUNDS	8

Portfolio Reviews

Standardized Performance Benchmark Indices for the period ended April 30, 2008	1 Year (%)

Citigroup U.S. Domestic 3-Month U.S. Treasury Bill Index	3.90
Citigroup U.S. High Yield Market Capped Index	0.08
Lehman Brothers U.S. Aggregate Index	6.87
Lehman Brothers Intermediate U.S. Aggregate Index	7.07
MSCI EAFE Index	-1.31
Russell 1000® Growth Index	-0.23
Russell 1000® Value Index	-8.97
Russell 2500™ Growth Index	-3.56

Citigroup U.S. Domestic 3-Month U.S. Treasury Bill Index is government guaranteed and offers a fixed rate of return. Return and principal of stocks and bonds will vary with market conditions. Treasury bills are less volatile than longer-term fixed-income securities and are guaranteed as to timely payment of principal and interest by the U.S. Government.

Citigroup U.S. High Yield Market Capped Index uses the U.S. High-Yield Market Index as its foundation imposing a cap on the par amount of each issuer in order to limit the impact of large issuers while retaining the characteristics of the issuer’s distribution across different maturities. The U.S. High-Yield Market Index captures the performance of below-investments-grade debt issued by corporations domiciled in the United States or Canada.

Lehman Brothers U.S. Aggregate Index is an unmanaged index generally representative of the investment-grade debt issues with at least one year to final maturity.

Lehman Brothers Intermediate U.S. Aggregate Index is an unmanaged index market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE) is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of June 2007 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Russell 1000® Growth Index is an unmanaged index which measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index is an unmanaged index which measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Russell 2500™ Growth Index is an unmanaged index which measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

9	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

HSBC Investor Money Market Fund	Moody’s and Standard & Poor’s has assigned an “Aaa” and “AAAm” rating to the HSBC Investor Money Market Fund.[1]
by John Chiodi Senior Portfolio Manager

The HSBC Investor Money Market Fund seeks to provide, shareholders of the Fund, with liquidity and as high a level of current income as is consistent with the preservation of capitol.

Investment Concerns

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The money markets experienced a turbulent environment during the six-month period under review, as rising defaults on subprime mortgages brought on a credit and liquidity crisis. The Federal Reserve Board (the “Fed”) attempted to address the financial system’s problems by lowering its target short-term interest rate from 4.50% to 2.00% between November 2007 and April 2008, causing yields on money market securities to decline.

We sought to protect shareholders’ principal in this uncertain environment. In particular, we held securities with relatively short maturities throughout the period—sacrificing a bit of yield in exchange for greater liquidity. In typical Fed easing cycles, we often extend the Fund’s maturity to lock in higher yields; but we felt that the turbulence in the money markets during this time called for a more cautious approach. We did seek strategic opportunities to capture higher yields on longer-term securities as the markets settled somewhat late in the period.*

We also looked to safeguard shareholder assets by holding relatively small positions in asset-backed commercial paper. Again, this strategy reduced the Fund’s yield, but provided greater security as the credit and liquidity crisis roiled the money markets.*

*         Portfolio composition is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

HSBC INVESTOR FAMILY OF FUNDS	10

Portfolio Reviews

HSBC Investor Core Plus Fixed Income Portfolio
by Halbis Capital Management (USA) Inc., U.S. Core Fixed Income Team

The HSBC Investor Core Plus Fixed Income Portfolio (the “Portfolio”) seeks to maximize total return, consistent with reasonable risk. The Fund employs Halbis Capital Management (USA) Inc. as subadviser to the Portfolio.

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Market Commentary

The Portfolio held an overweight position in all non-Treasury sectors other than mortgage pass-through and government agency bonds. In particular, we held significantly overweight allocations to corporate bonds and collateralized mortgage-backed securities, which began the period offering historically attractive yields relative to Treasury issues. Our strategy of emphasizing various types of “spread” bonds—bonds that offer higher yields than Treasuries—is designed to provide shareholders with greater income over time. Treasuries led the fixed-income markets by a wide margin during this period, however, ultimately the Portfolio’s emphasis on other sectors weighed on relative returns.

Security selection also reduced the Portfolio’s relative performance during the period under review. Selection among asset-backed securities decreased returns against the benchmark, as certain bonds suffered from concerns about the financial health of companies that insured them. The Fund’s corporate bond allocation meanwhile had a somewhat lower credit quality than that of the index, including select below-investment-grade bonds, as we pursued attractive yields. That positioning weighed on relative performance, as investors sold lower-quality bonds indiscriminately.*

*	Portfolio composition is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

11	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

HSBC Investor High Yield Fixed Income Portfolio
by Halbis Capital Management (USA) Inc., High Yield Team

The HSBC Investor High Yield Fixed Income Portfolio (the “Portfolio”) seeks to provide a high level of current income and capital appreciation. HSBC Investments (USA) Inc. serves as investment adviser to the Fund. The HSBC High Yield Team provides the day to day management of the portfolio. The Team’s philosophy is focused on delivering sustainable value added performance in the high yield fixed income market. The investment approach is a combination of top-down sector/ industry selection and bottom-up security/quality selection. The team rotates sectors and themes within the high yield universe during different market environments seeking to add value, endeavoring to take advantage of market inefficiencies in order to outperform in both up and down markets. Halbis Capital Management (USA) Inc. is the subadviser to the Core Plus Fixed Income Portfolio.

Investment Concerns

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates. High yield bonds are subject to greater risks than investment grade bonds, such as the increased risk of default because of the lower credit quality of the issues.

Market Commentary

High-yield bond performance was volatile during the period under review, as investors tried to gauge the likely repercussions of the economic slowdown and the credit crunch. The Fund generated gains during three of the six months in this period ended April 30, 2008, and posted losses during the other three months.

The Fund held an overweight allocation to the energy sector. The relatively large position in energy lifted returns against the benchmark, as energy companies benefited from surging oil and gas prices. We also held underweight positions in the homebuilding and building products industries. Bonds issued by companies in those industries generally performed poorly due to the ongoing slump in the housing market, so the Fund’s smaller-than-benchmark stakes helped its performance against the index.*

A relatively large position in bonds of gaming companies hurt the Fund’s relative return. Consumers facing higher food and energy prices cut back on discretionary entertainment, thereby depressing revenues at these firms and causing their bonds to trade lower. The Fund held a smaller stake than the benchmark in bonds rated BBB, the lowest tier of the investment-grade bond universe, which also weighed on relative performance. BBB-rated bonds posted the benchmark’s strongest returns for the six month period as a whole, despite intermittent strength from lower-quality bonds.*

*	Portfolio composition is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

HSBC INVESTOR FAMILY OF FUNDS	12

Portfolio Reviews

HSBC Investor Intermediate Duration Fixed Income Portfolio
by Halbis Capital Management (USA) Inc., U.S. Core Fixed Income Team

The HSBC Investor Intermediate Duration Fixed Income Portfolio (the “Portfolio”) seeks to maximize total return, consistent with reasonable risk. The Fund employs Halbis Capital Management (USA) Inc. as subadviser to the Portfolio.

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Market Commentary

The Fund held an overweight position in all non-Treasury sectors other than mortgage pass-through and government agency bonds. In particular, we held significantly overweight allocations to corporate bonds and collateralized mortgage-backed securities, which began the period offering historically attractive yields relative to Treasury issues. Our strategy of emphasizing various types of “spread” bonds—bonds that offer higher yields than Treasuries—is designed to provide shareholders with greater income over time. Treasuries led the fixed-income markets by a wide margin during this period, however, ultimately the Fund’s emphasis on other sectors weighed on relative returns.

Security selection also reduced the Fund’s relative performance during the period under review. Selection among asset-backed securities decreased returns against the benchmark, as certain bonds suffered from concerns about the financial health of companies that insured them. The Fund’s corporate bond allocation meanwhile had a somewhat lower credit quality than that of the index, including select below-investment-grade bonds, as we pursued attractive yields. That positioning weighed on relative performance, as investors sold lower-quality bonds indiscriminately.*

*	Portfolio composition is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

13	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

HSBC Investor Growth Portfolio
by Philip J. Sanders, Senior Vice President/Portfolio Manager, CFA and
Daniel P. Becker, Senior Vice President/Portfolio Manager, CFA
Waddell & Reed Investment Management Company

The HSBC Investor Growth Portfolio (the “Portfolio”) seeks long-term growth of capital by investing primarily in U.S. and foreign equity securities of high quality companies with market capitalization generally in excess of $2 billion, which the sub-adviser believes have the potential to generate superior levels of long-term profitability and growth. Effective May 12, 2008, Winslow Capital Management, Inc. replaced Waddell & Reed Investment Management Company (Waddell & Reed) as the sub-adviser.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Market Commentary

The subprime mortgage crisis evolved into a credit and liquidity crisis during this period. Those developments had a substantially adverse impact on stocks of all sizes, both the U.S. and foreign markets.

The Fund benefited from strong stock selection relative to its benchmark. Security selection added to relative returns in four of the eight economic sectors in which the Fund invested during the period. In particular, certain holdings in the materials and energy sectors boosted the Fund and helped to outperform its benchmark. Overweight positions in the health care and industrials sectors also helped relative performance.*

The Fund’s positions in the information technology, consumer discretionary and financial sectors detracted from relative performance over the period, largely due to stock selection. Growth-oriented technology stocks generally were weak during the period, likely due to a faltering economy and cutbacks in technology spending. Consumer discretionary holdings were hurt by investors’ concerns that high-energy costs, a plunging housing market and a weakening employment picture would undermine consumer spending. Financial stocks suffered due to investors’ worries about the possible extent of the subprime mortgage crisis.*

*	Portfolio composition is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

HSBC INVESTOR FAMILY OF FUNDS	14

Portfolio Reviews

HSBC Investor International Equity Portfolio
by Kevin F. Simms
Co-CIO International Value Equities and Director of Research – Global and International Value Equities
AllianceBernstein Investment Research and Management

The HSBC Investor International Equity Portfolio (the “Portfolio”) seeks to provide their shareholders with long-term growth of capital and future income by investing at least 80% of its net assets in equity securities of companies organized and domiciled in developed nations outside the United States or for which the principal trading market is outside the United States, including Europe, Canada, Australia and the Far East. The Portfolio may invest up to 20% of its assets in equity securities of companies in emerging markets. The Portfolio employs AllianceBernstein L.P. (“AllianceBernstein”), a unit of AllianceBernstein Investment Research and Management as subadviser.

The Portfolio invests primarily in equity securities of companies organized and domiciled in developed nations outside the U.S., or for which the principal trading market is outside the U.S., including Europe, Canada, Australia and the Far East.

Investment Concerns

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency and exchange rates.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Market Commentary

Investor worries about slowing global economic growth and further repercussions from the subprime mortgage crisis dominated financial markets during the period, contributing to the Fund’s negative performance. In addition, record oil prices weighed on investor sentiment. Central banks adopted more accommodative monetary policies, lowering interest rates and pumping money into the banking system. Global stocks fell sharply near the end of the period, as a major U.S. investment- banking firm neared bankruptcy.

The Fund’s sector selection enhanced relative returns, due primarily to overweight positions in shares of industrial commodities and energy firms. Security selection in the technology and utilities sectors also added to relative returns.*

Security selection hurt the Fund’s relative performance. Selection of stocks in the capital equipment and industrial commodities sectors particularly weighed on returns relative to the index. Key detractors from performance included shares of a large U.K. mortgage lender, which declined amid investor perceptions of deteriorating conditions in the country’s housing market. Meanwhile, stocks of French capital equipment companies in the Fund’s portfolio were hurt by weakening consumer confidence and rising raw materials costs.*

*         Portfolio composition is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

15	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

HSBC Investor Opportunity Portfolio
by William A. Muggia
President–Chief Investment Officer
Westfield Capital Management, LLC

The HSBC Investor Opportunity Fund (“the Fund”) seeks to provide its shareholders with long-term growth of capital investing in equity securities of small cap companies. The Portfolio may also invest in bonds, notes, commercial paper, U.S. Government securities, and foreign securities. Small cap companies generally are defined as those that have market capitalizations within the range of market capitalizations represented in the Russell 2500™ Growth Index. The Portfolio may also invest in equity securities of larger, more established companies if they are expected to show increased earnings. The Funds employ a two-tier structure, commonly referred to as “master-feeder.” The Funds invest all of their investable assets in the HSBC Investor Opportunity Portfolio (the “Portfolio”). The Portfolio employs Westfield Capital Management, LLC as subadviser.

The Portfolio invests primarily in common stocks of small and medium-sized companies that may have the potential to become major enterprises.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Market Commentary

Myriad macroeconomic ills plagued U.S. investors during the period. A downturn in the U.S. economy, increasing inflationary pressures and continuing tumult in the banking system weighed on the financial markets. Despite an unprecedented campaign of fiscal and monetary measures designed to alleviate the economy’s various troubles, U.S. equities posted double-digit losses across multiple economic sectors. Energy was the only economic sector to end of the six-month period in the positive territory in both the small- and mid-cap universes.

The Fund’s outperformance of its benchmark was driven in large part by healthcare, energy, and technology shares. In particular, the performance of the Fund’s health care allocation benefited from positive stock selection within pharmaceuticals, health care equipment and biotechnology. Rising crude oil prices boosted energy stocks, helping them advance to record-high levels during the first months of 2008. An overweight position in the energy sector enhanced relative results, as did selection of certain domestic natural gas and equipment and services stocks. Selection among information technology stocks boosted relative performance, in part because the Fund’s valuation discipline helped it to avoid holding some of the stocks that posted the sector’s weakest returns.*

The biggest drag on relative performance came from financials. While we believe the portfolios limited exposure to this troubled sector should have been a source of good performance, weakness in certain positions hampered the aggregate results of the Fund’s financial-sector allocation. Industrials also restrained the Fund’s results. Declines among shares of trading companies and distributors particularly weighed on returns.*

*         Portfolio composition is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

HSBC INVESTOR FAMILY OF FUNDS	16

Portfolio Reviews

HSBC Investor Value Portfolio
by Jon D. Bosse, CFA
Chief Investment Officer
NWQ Investment Management Company, LLC

The HSBC Investor Value Portfolio (the “Portfolio”) seeks long-term growth of capital and income by investing primarily in U.S. and foreign companies with large and medium capitalizations that the sub-adviser believes possess opportunities underappreciated or misperceived by the market. The Portfolio employs NWQ Investment Management Company, LLC (“NWQ”) as the subadviser.

Investment Concerns

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Market Commentary

Equity markets declined, both in the United States and worldwide, due to concerns about the outlook for the global economy and the unprecedented deterioration in the credit markets. Value stocks generally outperformed growth stocks, while U.S. equity markets demonstrated tremendous volatility. Stock prices appreciated materially near the end of the period—particularly among financial stocks—following the Federal Reserve’s aggressive actions to lower key interest rates.

The Fund’s absolute return was enhanced by strong performance from energy shares. Energy stocks performed well due to appreciation in oil prices and increasing production profiles. Select stocks in the steel and transportation industries also contributed to the Fund’s absolute return. The Fund’s exposure to the financial sector negatively influenced performance, as uncertainty about the extent of the problems related to the subprime mortgage crisis adversely affected stock prices within the sector.*

Although the Fund’s underweight position in the lagging financial sector helped performance relative to the index, selection among financial stocks caused the Fund’s allocation to that sector to weigh on relative returns. All but one of the Fund’s financial holdings declined in value during the period. An overweight position in the technology sector also hurt performance against the index, as technology shares were weighed down by concerns that continued economic weakness could lead to reduced corporate and consumer technology spending.*

*         Portfolio composition is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

17	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

Portfolio Composition*
April 30, 2008
(Unaudited)

HSBC Investor Core Plus Fixed Income Portfolio

Investment Allocation	Percentage of Investments at Value

Corporate Bonds	27.6%

Mortgage Backed Securities	23.5%

U.S. Treasury Securities	13.9%

Commercial Mortgage Backed Securities	10.3%

Cash and Equivalents	9.4%

Asset Backed Securities	7.8%

Collateralized Mortgage Obligations	5.0%

Foreign Bond	2.5%

100.0%

HSBC Investor High Yield Fixed Income Portfolio

Investment Allocation	Percentage of Investments at Value

Corporate Bonds	98.0%

Cash and Equivalents	2.0%

100.0%

HSBC Investor Intermediate Duration Fixed Income Portfolio

Investment Allocation	Percentage of Investments at Value

Mortgage Backed Securities	27.0%

Corporate Bond	26.5%

U.S. Treasury Securities	11.4%

Commercial Mortgage Backed Securities	10.0%

Asset Backed Securities	7.5%

Cash and Equivalents	7.5%

Collateralized Mortgage Obligations	6.3%

Foreign Bond	3.8%

100.0%

HSBC Investor Growth Portfolio

Investment Allocation	Percentage of Investments at Value

Information Technology	18.7%

Health Care	18.0%

Industrials	20.2%

Consumer Staples	11.2%

Consumer Discretionary	4.9%

Financials	7.7%

Energy	9.5%

Materials	4.4%

Cash and Equivalents	5.4%

100.0%

HSBC International Equity Portfolio

Investment Allocation	Percentage of Investments at Value

Europe	65.2%

Japan	21.8%

Australia & Far East	6.1%

Canada	4.8%

Other	1.5%

Cash and Equivalents	0.6%

100.0%

HSBC Investor Opportunity Portfolio

Investment Allocation	Percentage of Investments at Value

Health Care	23.4%

Information Technology	17.2%

Industrials	15.3%

Energy	15.2%

Consumer Discretionary	12.6%

Business Services	7.4%

Cash and Equivalents	4.6%

Financials	2.2%

Consumer Staples	2.1%

100.0%

HSBC Investor Value Portfolio

Investment Allocation	Percentage of Investments at Value

Financials	19.6%

Energy	14.1%

Industrials	11.3%

Information Technology	10.4%

Consumer Discretionary	9.0%

Consumer Staples	7.1%

Materials	6.8%

Health Care	5.4%

Cash	5.3%

Telecommunication Services	4.8%

Miscellaneous	3.1%

Transportation	3.1%

100.0%

*	Portfolio composition is subject to change.

HSBC INVESTOR FAMILY OF FUNDS	18

HSBC INVESTOR LIFELINE FUNDS

Statements of Assets and Liabilities—As of April 30, 2008 (Unaudited)

	Aggressive Growth Strategy Fund	Growth Strategy Fund	Moderate Growth Strategy Fund	Conservative Growth Strategy Fund

Assets:
Investments in Affiliated Portfolios	$12,998,297	$35,731,904	$37,004,533	$9,933,873
Investments in Affiliated Fund, at value (a)	132,515	363,050	2,369,397	2,645,842

Total Investments	13,130,812	36,094,954	39,373,930	12,579,715

Receivable for capital shares issued	22,857	34,897	59,449	1,307
Receivable from Investment Adviser	3,769	—	—	2,071
Prepaid expenses and other assets	6,134	6,134	7,056	8,728

Total Assets	13,163,572	36,135,985	39,440,435	12,591,821

Liabilities:
Payable for capital shares redeemed	531	66,875	24,004	11,760
Accrued expenses and other liabilities:
Investment Management	520	1,440	1,578	502
Administration	382	1,091	1,188	396
Distribution	3,369	9,100	11,459	3,554
Shareholder Servicing	2,607	7,233	7,943	2,525
Compliance Service	11	31	32	9
Transfer Agent	6,624	7,895	9,016	5,432
Other	10,419	31,408	33,161	4,764

Total Liabilities	24,463	125,073	88,381	28,942

Net Assets	$13,139,109	$36,010,912	$39,352,054	$12,562,879

Composition of Net Assets:
Capital	$12,146,866	$33,772,682	$37,846,953	$12,389,609
Accumulated net investment income (loss)	(23,390)	74,634	41,787	17,428
Accumulated net realized gains (losses) from investment and foreign currency transactions	29,165	98,475	16,875	(30,877)
Unrealized appreciation/(depreciation) from investments and foreign currencies	986,468	2,065,121	1,446,439	186,719

Net Assets	$13,139,109	$36,010,912	$39,352,054	$12,562,879

Net Assets:
Class A Shares	$7,478,662	$20,849,206	$20,210,881	$6,643,434
Class B Shares	5,151,842	13,763,390	17,190,086	5,416,432
Class C Shares	508,605	1,398,316	1,951,087	503,013

	$13,139,109	$36,010,912	$39,352,054	$12,562,879

Shares Outstanding
($0.001 par value, unlimited number of shares authorized):
Class A Shares	555,390	1,618,819	1,696,658	595,815
Class B Shares	391,526	1,069,915	1,443,155	490,417
Class C Shares	38,674	108,228	167,751	44,331

Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$13.47	$12.88	$11.91	$11.15
Class B Shares*	$13.16	$12.86	$11.91	$11.04
Class C Shares*	$13.15	$12.92	$11.63	$11.35
Maximum Sales Charge — Class A Shares	5.00%	5.00%	5.00%	5.00%

Maximum Offering Price per share (Net Asset Value/ (100% — maximum sales charge)) — Class A Shares	$14.18	$13.56	$12.54	$11.74

Investments in Affiliated Fund, at cost (a)	$132,515	$363,050	$2,369,397	$2,645,842

*	Redemption Price per share varies by length of time shares are held.

(a)

The investment in the affiliated fund are holdings of the HSBC Investor Money Market Fund Class I Shares (see Note 1). The shares held in the Fund are identical to value since it is at $1.00 net asset value per share. In addition, value and cost for financial reporting and federal income tax purposes are the same.

19	HSBC INVESTOR LIFELINE FUNDS	See notes to financial statements.

HSBC INVESTOR LIFELINE FUNDS

Statements of Operations—For the six months ended April 30, 2008 (Unaudited)

	Aggressive Growth Strategy Fund	Growth Strategy Fund	Moderate Growth Strategy Fund	Conservative Growth Strategy Fund

Investment Income:
Investment Income from Affiliated Portfolios (a)	$93,125	$414,544	$561,054	$180,852
Investment Income from Affiliated Fund	2,401	6,888	44,410	48,940
Foreign tax withholding from Affiliated Portfolios (a)	(4,784)	(11,696)	(9,592)	(2,031)
Expenses from Affiliated Portfolios (a)	(44,185)	(120,668)	(121,467)	(33,014)

Total Investment Income (Loss)	46,557	289,068	474,405	194,747

Expenses:
Investment Management	3,004	8,605	9,318	2,957
Administration	1,371	3,929	4,253	1,350
Distribution:
Class B Shares	17,807	48,771	60,277	18,540
Class C Shares	1,807	4,567	6,805	1,725
Shareholder Servicing:
Class A Shares	8,483	25,244	24,227	8,030
Class B Shares	5,936	16,257	20,092	6,180
Class C Shares	603	1,522	2,268	575
Accounting	11,688	11,688	11,688	11,688
Compliance Service	32	93	100	32
Printing	8,997	25,467	27,565	9,955
Professional	214	609	664	1,473
Transfer Agent	24,790	35,475	37,785	20,002
Trustee	69	198	212	67
Registration	45	132	140	38
Other	4,249	4,011	6,819	2,056

Total expenses before fee reductions	89,095	186,568	212,213	84,668
Fees reduced by Investment Adviser	(23,607)	—	—	(8,773)

Net Expenses	65,488	186,568	212,213	75,895

Net Investment Income (Loss)	(18,931)	102,500	262,192	118,852

Net Realized/Unrealized Gains (Losses) from Investments: (a)
Net realized gains (losses) from investment and foreign currency transactions	29,266	93,688	16,159	(30,181)
Change in unrealized appreciation/(depreciation) from investments and foreign currencies	(970,751)	(2,831,034)	(2,581,701)	(616,679)

Net realized/unrealized gains (losses) from investment transactions and foreign currencies	(941,485)	(2,737,346)	(2,565,542)	(646,860)

Change In Net Assets Resulting From Operations	$(960,416)	$(2,634,846)	$(2,303,350)	$(528,008)

(a)	Represents amounts allocated from the respective Affiliated Portfolios.

See notes to financial statements.	HSBC INVESTOR LIFELINE FUNDS	20

HSBC INVESTOR LIFELINE FUNDS

Statements of Changes in Net Assets

	Aggressive Growth Strategy Fund		Growth Strategy Fund

	For the six months ended April 30, 2008 (Unaudited)	For the year ended October 31, 2007	For the six months ended April 30, 2008 (Unaudited)	For the year ended October 31, 2007

Investment Activities:
Operations:
Net investment income (loss)	$(18,931)	$(35,215)	$102,500	$155,873
Net realized gains (losses) from investment transactions	29,266	810,981	93,688	1,888,561
Change in unrealized appreciation/ (depreciation) from investments	(970,751)	1,335,250	(2,831,034)	3,251,636

Change in net assets resulting from operations	(960,416)	2,111,016	(2,634,846)	5,296,070

Dividends:
Net investment income:
Class A Shares	—	—	(137,881)	(91,507)
Class B Shares	—	—	(1,258)	(11,110)
Class C Shares	—	—	(816)	(784)

Net realized gains:
Class A Shares	(422,050)	—	(1,103,525)	(94,565)
Class B Shares	(304,154)	—	(702,526)	(64,734)
Class C Shares	(31,418)	—	(63,975)	(5,227)

Change in net assets resulting from shareholder dividends	(757,622)	—	(2,009,981)	(267,927)

Change in net assets resulting from capital transactions	2,341,587	3,061,815	4,125,902	9,652,802

Change in net assets	623,549	5,172,831	(518,925)	14,680,945

Net Assets:
Beginning of period	12,515,560	7,342,729	36,529,837	21,848,892

End of period	$13,139,109	$12,515,560	$36,010,912	$36,529,837

Accumulated net investment income (loss)	$(23,390)	$(4,459)	$74,634	$112,089

21	HSBC INVESTOR LIFELINE FUNDS	See notes to financial statements.

HSBC INVESTOR LIFELINE FUNDS

Statements of Changes in Net Assets (continued)

	Aggressive Growth Strategy Fund		Growth Strategy Fund

	For the six months ended April 30, 2008 (Unaudited)	For the year ended October 31, 2007	For the six months ended April 30, 2008 (Unaudited)	For the year ended October 31, 2007

CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$1,306,132	$2,836,042	$2,882,849	$7,969,359
Dividends reinvested	421,632	—	1,235,211	185,652
Value of shares redeemed	(346,221)	(1,111,410)	(1,849,801)	(2,339,143)

Class A Shares capital transactions	1,381,543	1,724,632	2,268,259	5,815,868

Class B Shares:
Proceeds from shares issued	754,601	1,516,999	1,654,478	4,252,061
Dividends reinvested	303,827	—	701,613	75,546
Value of shares redeemed	(152,550)	(405,168)	(775,105)	(1,033,237)

Class B Shares capital transactions	905,878	1,111,831	1,580,986	3,294,370

Class C Shares:
Proceeds from shares issued	68,788	328,562	316,245	768,456
Dividends reinvested	31,418	—	64,791	6,011
Value of shares redeemed	(46,040)	(103,210)	(104,379)	(231,903)

Class C Shares capital transactions	54,166	225,352	276,657	542,564

Change in net assets resulting from capital transactions	$2,341,587	$3,061,815	$4,125,902	$9,652,802

SHARE TRANSACTIONS:
Class A Shares:
Issued	97,686	206,802	221,710	599,873
Reinvested	30,686	—	93,719	14,632
Redeemed	(26,239)	(81,057)	(146,342)	(173,704)

Change in Class A Shares	102,133	125,745	169,087	440,801

Class B Shares:
Issued	57,157	112,606	129,274	318,815
Reinvested	22,556	—	53,152	5,949
Redeemed	(11,858)	(29,929)	(60,450)	(77,193)

Change in Class B Shares	67,855	82,677	121,976	247,571

Class C Shares:
Issued	5,402	24,063	25,229	56,478
Reinvested	2,334	—	4,890	471
Redeemed	(3,632)	(7,943)	(8,273)	(17,406)

Change in Class C Shares	4,104	16,120	21,846	39,543

See notes to financial statements.	HSBC INVESTOR LIFELINE FUNDS	22

HSBC INVESTOR LIFELINE FUNDS

Statements of Changes in Net Assets (continued)

	Moderate Growth Strategy Fund		Conservative Growth Strategy Fund

	For the six months ended April 30, 2008 (Unaudited)	For the year ended October 31, 2007	For the six months ended April 30, 2008 (Unaudited)	For the year ended October 31, 2007

Investment Activities:
Operations:
Net investment income (loss)	$262,192	$409,400	$118,852	$168,893
Net realized gains (losses) from investments transactions	16,159	1,499,302	(30,181)	267,881
Change in unrealized appreciation/depreciation from investments	(2,581,701)	2,609,124	(616,679)	433,433

Change in net assets resulting from operations	(2,303,350)	4,517,826	(528,008)	870,207

Dividends:
Net investment income:
Class A Shares	(153,961)	(262,090)	(74,328)	(94,234)
Class B Shares	(71,898)	(132,843)	(41,535)	(56,207)
Class C Shares	(8,684)	(11,916)	(3,644)	(6,383)
Net realized gains:
Class A Shares	(772,146)	(107,302)	(146,067)	(34,028)
Class B Shares	(634,501)	(94,696)	(110,864)	(29,598)
Class C Shares	(74,952)	(6,378)	(9,305)	(3,582)

Change in net assets resulting from shareholder dividends	(1,716,142)	(615,225)	(385,743)	(224,032)

Change in net assets resulting from capital transactions	4,951,701	11,050,090	1,442,327	5,431,997

Change in net assets	932,209	14,952,691	528,576	6,078,172
Net Assets:
Beginning of period	38,419,845	23,467,154	12,034,303	5,956,131

End of period	$39,352,054	$38,419,845	$12,562,879	$12,034,303

Accumulated net investment income (loss)	$41,787	$14,138	$17,428	$18,083

23	HSBC INVESTOR LIFELINE FUNDS	See notes to financial statements.

HSBC INVESTOR LIFELINE FUNDS

Statements of Changes in Net Assets (continued)

	Moderate Growth Strategy Fund		Conservative Growth Strategy Fund

	For the six months ended April 30, 2008 (Unaudited)	For the year ended October 31, 2007	For the six months ended April 30, 2008 (Unaudited)	For the year ended October 31, 2007

CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$3,118,080	$7,912,763	$1,103,796	$1,988,365
Proceeds from shares issued in conversion	—	—	—	1,774,237
Dividends reinvested	923,504	366,055	211,906	127,648
Value of shares redeemed	(1,867,977)	(2,131,003)	(833,329)	(631,447)

Class A Shares capital transactions	2,173,607	6,147,815	482,373	3,258,803

Class B Shares:
Proceeds from shares issued	2,658,846	4,788,564	895,356	1,387,844
Proceeds from shares issued in conversion	—	—	—	981,527
Dividends reinvested	704,767	226,308	146,598	84,374
Value of shares redeemed	(970,150)	(966,698)	(181,193)	(366,939)

Class B Shares capital transactions	2,393,463	4,048,174	860,761	2,086,806

Class C Shares:
Proceeds from shares issued	479,081	1,158,749	91,510	109,629
Proceeds from shares issued in conversion	—	—	—	23,289
Dividends reinvested	83,636	18,281	12,949	9,965
Value of shares redeemed	(178,086)	(322,929)	(5,266)	(56,495)

Class C Shares capital transactions	384,631	854,101	99,193	86,388

Change in net assets resulting from capital transactions	$4,951,701	$11,050,090	$1,442,327	$5,431,997

SHARE TRANSACTIONS:
Class A Shares:
Issued	260,689	638,805	98,693	172,826
Issued in conversion	—	—	—	148,136
Reinvested	75,771	29,777	18,738	11,167
Redeemed	(157,866)	(173,246)	(75,356)	(54,690)

Change in Class A Shares	178,594	495,336	42,075	277,439

Class B Shares:
Issued	222,749	387,531	80,936	121,528
Issued in conversion	—	—	—	82,738
Reinvested	57,807	18,521	13,051	7,465
Redeemed	(81,691)	(77,311)	(16,401)	(31,991)

Change in Class B Shares	198,865	328,741	77,586	179,740

Class C Shares:
Issued	40,283	95,099	8,016	9,224
Issued in conversion	—	—	—	1,922
Reinvested	7,025	1,520	1,123	864
Redeemed	(15,683)	(27,016)	(460)	(4,861)

Change in Class C Shares	31,625	69,603	8,679	7,149

See notes to financial statements.	HSBC INVESTOR LIFELINE FUNDS	24

HSBC INVESTOR AGGRESSIVE GROWTH STRATEGY FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investment Transactions	Total from Investment Activities	Net Realized Gains from Investment Transactions	Total Dividends

CLASS A SHARES
Period Ended October 31, 2005 (g)	$10.00	(0.01)		0.61	0.60	—	—
Year Ended October 31, 2006	10.60	0.01		2.01	2.02	(0.05)	(0.05)
Year Ended October 31, 2007	12.57	—	*(f)	2.98	2.98	—	—
Six Months Ended April 30, 2008 (Unaudited)	15.55	—	*(f)	(1.18)	(1.18)	(0.90)	(0.90)

CLASS B SHARES
Period Ended October 31, 2005 (h)	$10.00	(0.04)		0.61	0.57	—	—
Year Ended October 31, 2006	10.57	(0.05)		1.97	1.92	(0.05)	(0.05)
Year Ended October 31, 2007	12.44	(0.11	)*	2.94	2.83	—	—
Six Months Ended April 30, 2008 (Unaudited)	15.27	(0.05	)*	(1.16)	(1.21)	(0.90)	(0.90)

CLASS C SHARES
Period Ended October 31, 2005 (i)	$10.00	(0.05)		0.60	0.55	—	—
Year Ended October 31, 2006	10.55	(0.04)		1.95	1.91	(0.05)	(0.05)
Year Ended October 31, 2007	12.41	(0.11	)*	2.96	2.85	—	—
Six Months Ended April 30, 2008 (Unaudited)	15.26	(0.05	)*	(1.16)	(1.21)	(0.90)	(0.90)

			Ratios/Supplementary Data

	Net Asset Value, End of Period	Total Return(b)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets(c)	Ratio of Expenses to Average Net Assets(c)(d)	Portfolio Turnover Rate(e)

CLASS A SHARES
Period Ended October 31, 2005 (g)	$10.60	6.00%	$726	1.50%	(0.20)%	11.72%	49.10%
Year Ended October 31, 2006	12.57	19.15%	4,116	1.50%	0.05%	3.52%	48.46%
Year Ended October 31, 2007	15.55	23.71%	7,046	1.50%	(0.03)%	2.27%	45.50%
Six Months Ended April 30, 2008 (Unaudited)	13.47	(7.67)%	7,479	1.50%	0.01%	1.89%	26.00%

CLASS B SHARES
Period Ended October 31, 2005 (h)	$10.57	5.70%	$700	2.25%	(1.01)%	11.63%	49.10%
Year Ended October 31, 2006	12.44	18.25%	2,998	2.25%	(0.70)%	4.33%	48.46%
Year Ended October 31, 2007	15.27	22.75%	4,942	2.25%	(0.77)%	3.02%	45.50%
Six Months Ended April 30, 2008 (Unaudited)	13.16	(8.03)%	5,152	2.25%	(0.74)%	2.64%	26.00%

CLASS C SHARES
Period Ended October 31, 2005 (i)	$10.55	5.50%	$21	2.25%	(1.15)%	9.79%	49.10%
Year Ended October 31, 2006	12.41	18.19%	229	2.25%	(0.69)%	4.20%	48.46%
Year Ended October 31, 2007	15.26	22.97%	528	2.25%	(0.79)%	2.99%	45.50%
Six Months Ended April 30, 2008 (Unaudited)	13.15	(8.03)%	509	2.25%	(0.74)%	2.64%	26.00%

*	Calculated based on average shares outstanding.

(a)	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the applicable HSBC Investor Portfolios.

(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)	Annualized for periods less than one year.

(d)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e)

Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolios by the corresponding Portfolio’s portfolio turnover rates. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(f)	Rounds to less than $0.01.

(g)	Class A Shares commenced operations on February 14, 2005.

(h)	Class B Shares commenced operations on February 9, 2005.

(i)	Class C Shares commenced operations on June 9, 2005.

25	HSBC INVESTOR LIFELINE FUNDS	See notes to financial statements.

HSBC INVESTOR GROWTH STRATEGY FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investment Transactions	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends

CLASS A SHARES
Period Ended October 31, 2005 (f)	$10.00	0.02		0.70	0.72	—	—	—
Year Ended October 31, 2006	10.72	0.07		1.69	1.76	—	(0.03)	(0.03)
Year Ended October 31, 2007	12.45	0.11	*	2.34	2.45	(0.08)	(0.09)	(0.17)
Six Months Ended April 30, 2008 (Unaudited)	14.73	0.06	*	(1.08)	(1.02)	(0.09)	(0.74)	(0.83)

CLASS B SHARES
Period Ended October 31, 2005 (i)	$10.00	(0.01)		0.79	0.78	—	—	—
Year Ended October 31, 2006	10.78	0.02		1.66	1.68	—	(0.03)	(0.03)
Year Ended October 31, 2007	12.43	0.01	*	2.34	2.35	(0.02)	(0.09)	(0.11)
Six Months Ended April 30, 2008 (Unaudited)	14.67	0.01	*	(1.08)	(1.07)	— (k)	(0.74)	(0.74)

CLASS C SHARES
Period Ended October 31, 2005 (j)	$10.00	(0.02)		0.84	0.82	—	—	—
Year Ended October 31, 2006	10.82	0.02		1.67	1.69	—	(0.03)	(0.03)
Year Ended October 31, 2007	12.48	0.01	*	2.35	2.36	(0.01)	(0.09)	(0.10)
Six Months Ended April 30, 2008 (Unaudited)	14.74	0.01	*	(1.08)	(1.07)	(0.01)	(0.74)	(0.75)

				Ratios/Supplementary Data

	Net Asset Value, End of Period	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets(c)	Ratio of Expenses to Average Net Assets(c)(d)	Portfolio Turnover Rate(e)

CLASS A SHARES
Period Ended October 31, 2005 (f)	$10.72	7.20%		$2,814	1.50%	0.42%	5.19%	69.23%
Year Ended October 31, 2006	12.45	16.41%		12,562	1.50%	0.87%	2.19%	80.30%
Year Ended October 31, 2007	14.73	19.92	%(g)	21,352	1.50%	0.84%	1.65%	73.45%
Six Months Ended April 30, 2008 (Unaudited)	12.88	(7.07	)%(h)	20,849	1.48%	0.90%	1.48%	29.57%

CLASS B SHARES
Period Ended October 31, 2005 (i)	$10.78	7.80%		$2,670	2.25%	(0.38)%	5.74%	69.23%
Year Ended October 31, 2006	12.43	15.57%		8,702	2.25%	0.11%	2.94%	80.30%
Year Ended October 31, 2007	14.67	18.98	%(g)	13,905	2.25%	0.09%	2.40%	73.45%
Six Months Ended April 30, 2008 (Unaudited)	12.86	(7.44	)%(h)	13,763	2.23%	0.16%	2.23%	29.57%

CLASS C SHARES
Period Ended October 31, 2005 (j)	$10.82	8.20%		$106	2.25%	(0.55)%	5.24%	69.23%
Year Ended October 31, 2006	12.48	15.61%		585	2.25%	0.14%	2.90%	80.30%
Year Ended October 31, 2007	14.74	19.04	%(g)	1,273	2.25%	0.07%	2.39%	73.45%
Six Months Ended April 30, 2008 (Unaudited)	12.92	(7.42	)%(h)	1,398	2.23%	0.18%	2.23%	29.57%

*	Calculated based on average shares outstanding.

(a)	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the applicable HSBC Investor Portfolios.

(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)	Annualized for periods less than one year.

(d)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e)

Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolios by the corresponding Portfolio’s portfolio turnover rates. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(f)	Class A Shares commenced operations on February 8, 2005.

(g)

During the year ended October 31, 2007, certain HSBC Investor Portfolios in which the Fund invests in received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.23%, 0.24% and 0.23% for Class A Shares, Class B Shares and Class C Shares, respectively.

(h)

During the period ended April 30, 2008, certain HSBC Investor Portfolios in which the Fund invests in received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.05%, 0.05% and 0.05% for Class A Shares, Class B Shares and Class C Shares, respectively.

(i)	Class B Shares commenced operations on February 1, 2005.

(j)	Class C Shares commenced operations on April 27, 2005.

(k)	Rounds to less than $0.01.

See notes to financial statements.	HSBC INVESTOR LIFELINE FUNDS	26

HSBC INVESTOR MODERATE GROWTH STRATEGY FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investment Transactions	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends

CLASS A SHARES
Period Ended October 31, 2005 (f)	$10.00	0.04		0.45	0.49	— (g)	—	— (g)
Year Ended October 31, 2006	10.49	0.17		1.23	1.40	(0.17)	(0.01)	(0.18)
Year Ended October 31, 2007	11.71	0.21	*	1.65	1.86	(0.20)	(0.10)	(0.30)
Six Months Ended April 30, 2008 (Unaudited)	13.27	0.11	*	(0.87)	(0.76)	(0.10)	(0.50)	(0.60)

CLASS B SHARES
Period Ended October 31, 2005 (j)	$10.00	0.01		0.49	0.50	— (g)	—	— (g)
Year Ended October 31, 2006	10.50	0.09		1.22	1.31	(0.08)	(0.01)	(0.09)
Year Ended October 31, 2007	11.72	0.12	*	1.65	1.77	(0.12)	(0.10)	(0.22)
Six Months Ended April 30, 2008 (Unaudited)	13.27	0.06	*	(0.87)	(0.81)	(0.05)	(0.50)	(0.55)

CLASS C SHARES
Period Ended October 31, 2005 (k)	$10.00	—	(g)	0.28	0.28	—	—	—
Year Ended October 31, 2006	10.28	0.09		1.19	1.28	(0.08)	(0.01)	(0.09)
Year Ended October 31, 2007	11.47	0.12	*	1.60	1.72	(0.12)	(0.10)	(0.22)
Six Months Ended April 30, 2008 (Unaudited)	12.97	0.06	*	(0.84)	(0.78)	(0.06)	(0.50)	(0.56)

				Ratios/Supplementary Data

	Net Asset Value, End of Period	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets(c)	Ratio of Expenses to Average Net Assets(c)(d)	Portfolio Turnover Rate(e)

CLASS A SHARES
Period Ended October 31, 2005 (f)	$10.49	4.94%		$3,241	1.50%	0.95%	4.30%	84.55%
Year Ended October 31, 2006	11.71	13.40%		11,973	1.50%	1.65%	2.12%	101.57%
Year Ended October 31, 2007	13.27	16.12	%(h)	20,140	1.50%	1.70%	1.60%	92.87%
Six Months Ended April 30, 2008 (Unaudited)	11.91	(5.84	)%(i)	20,211	1.43%	1.77%	1.43%	31.50%

CLASS B SHARES
Period Ended October 31, 2005 (j)	$10.50	5.03%		$3,604	2.25%	0.18%	5.01%	84.55%
Year Ended October 31, 2006	11.72	12.45%		10,731	2.25%	0.91%	2.87%	101.57%
Year Ended October 31, 2007	13.27	15.25	%(h)	16,513	2.25%	0.95%	2.35%	92.87%
Six Months Ended April 30, 2008 (Unaudited)	11.91	(6.17	)%(i)	17,190	2.18%	1.02%	2.18%	31.50%

CLASS C SHARES
Period Ended October 31, 2005 (k)	$10.28	2.80%		$278	2.25%	0.05%	4.69%	84.55%
Year Ended October 31, 2006	11.47	12.53%		763	2.25%	0.87%	2.83%	101.57%
Year Ended October 31, 2007	12.97	15.20	%(h)	1,766	2.25%	0.95%	2.33%	92.87%
Six Months Ended April 30, 2008 (Unaudited)	11.63	(6.14	)%(i)	1,951	2.18%	1.02%	2.18%	31.50%

*	Calculated based on average shares outstanding.

(a)	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the applicable HSBC Investor Portfolios.

(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)	Annualized for periods less than one year.

(d)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e)

Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolios by the corresponding Portfolio’s portfolio turnover rates. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(f)	Class A Shares commenced operations on February 3, 2005.

(g)	Rounds to less than $0.01.

(h)

During the year ended October 31, 2007, certain HSBC Investor Portfolios in which the Fund invests in received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.41%, 0.41% and 0.33% for Class A Shares, Class B Shares and Class C Shares, respectively.

(i)

During the period ended April 30, 2008, certain HSBC Investor Portfolios in which the Fund invests in received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.10%, 0.10% and 0.10% for Class A Shares, Class B Shares and Class C Shares, respectively.

(j)	Class B Shares commenced operations on February 1, 2005.

(k)	Class C Shares commenced operations on June 9, 2005.

27	HSBC INVESTOR LIFELINE FUNDS	See notes to financial statements.

HSBC INVESTOR CONSERVATIVE GROWTH STRATEGY FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investment Transactions	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends

CLASS A SHARES
Period Ended October 31, 2005 (i)	$10.00	0.04		0.26	0.30	(0.01)	—	(0.01)
Year Ended October 31, 2006	10.29	0.22		0.85	1.07	(0.25)	—	(0.25)
Year Ended October 31, 2007	11.11	0.29	*	1.03	1.32	(0.27)	(0.12)	(0.39)
Six Months Ended April 30, 2008 (Unaudited)	12.04	0.13	*	(0.63)	(0.50)	(0.13)	(0.26)	(0.39)

CLASS B SHARES
Period Ended October 31, 2005 (j)	$10.00	0.03		0.16	0.19	— (f)	—	— (f)
Year Ended October 31, 2006	10.19	0.15		0.83	0.98	(0.16)	—	(0.16)
Year Ended October 31, 2007	11.01	0.20	*	1.05	1.25	(0.20)	(0.12)	(0.32)
Six Months Ended April 30, 2008 (Unaudited)	11.94	0.09	*	(0.64)	(0.55)	(0.09)	(0.26)	(0.35)

CLASS C SHARES
Period Ended October 31, 2005 (k)	$10.00	0.03		0.38	0.41	—	—	—
Year Ended October 31, 2006	10.41	0.15		0.85	1.00	(0.17)	—	(0.17)
Year Ended October 31, 2007	11.24	0.21	*	1.11	1.32	(0.19)	(0.12)	(0.31)
Six Months Ended April 30, 2008 (Unaudited)	12.25	0.09	*	(0.64)	(0.55)	(0.09)	(0.26)	(0.35)

				Ratios/Supplementary Data

	Net Asset Value, End of Period	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets(c)	Ratio of Expenses to Average Net Assets(c)(d)	Portfolio Turnover Rate(e)

CLASS A SHARES
Period Ended October 31, 2005 (i)	$10.29	2.96%		$1,054	1.50%	1.28%	8.01%	72.14%
Year Ended October 31, 2006	11.11	10.48%		3,069	1.50%	2.33%	3.22%	96.58%
Year Ended October 31, 2007	12.04	12.13	%(g)	6,669	1.50%	2.52%	2.06%	88.67%
Six Months Ended April 30, 2008 (Unaudited)	11.15	(4.16	)%(h)	6,643	1.50%	2.35%	1.65%	27.62%

CLASS B SHARES
Period Ended October 31, 2005 (j)	$10.19	1.92%		$1,306	2.25%	0.53%	9.21%	72.14%
Year Ended October 31, 2006	11.01	9.65%		2,567	2.25%	1.54%	3.98%	96.58%
Year Ended October 31, 2007	11.94	11.51	%(g)	4,928	2.25%	1.77%	2.82%	88.67%
Six Months Ended April 30, 2008 (Unaudited)	11.04	(4.60	)%(h)	5,416	2.25%	1.60%	2.40%	27.62%

CLASS C SHARES
Period Ended October 31, 2005 (k)	$10.41	4.10%		$82	2.25%	0.66%	7.94%	72.14%
Year Ended October 31, 2006	11.24	9.66%		320	2.25%	1.56%	3.92%	96.58%
Year Ended October 31, 2007	12.25	11.97	%(g)	437	2.25%	1.78%	2.85%	88.67%
Six Months Ended April 30, 2008 (Unaudited)	11.35	(4.50	)%(h)	503	2.25%	1.60%	2.40%	27.62%

*	Calculated based on average shares outstanding.

(a)	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the applicable HSBC Investor Portfolios.

(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)	Annualized for periods less than one year.

(d)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e)

Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolios by the corresponding Portfolio’s portfolio turnover rates. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(f)	Rounds to less than $0.01.

(g)

During the year ended October 31, 2007, certain HSBC Investor Portfolios in which the Fund invests in received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.44%, 0.47% and 0.48% for Class A Shares, Class B Shares and Class C Shares, respectively.

(h)

During the period ended April 30, 2008, certain HSBC Investor Portfolios in which the Fund invests in received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.12%, 0.12% and 0.12% for Class A Shares, Class B Shares and Class C Shares, respectively.

(i)	Class A Shares commenced operations on February 23, 2005.

(j)	Class B Shares commenced operations on February 17, 2005.

(k)	Class C Shares commenced operations on April 19, 2005.

See notes to financial statements.	HSBC INVESTOR LIFELINE FUNDS	28

HSBC INVESTOR LIFELINE FUNDS

Notes to Financial Statements—As of April 30, 2008 (Unaudited)

1.	Organization:

          The HSBC Investor Funds (the “Trust”), a Massachusetts business trust organized on April 22, 1987, is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. As of April 30, 2008, the Trust is comprised of 20 separate operational funds, each a series of the HSBC Investor Family of Funds. The accompanying financial statements are presented for the following 4 funds (individually a “Fund”, collectively the “LifeLine Funds”):

Fund	Short Name

HSBC Investor Aggressive Growth Strategy Fund	Aggressive Growth Fund
HSBC Investor Growth Strategy Fund	Growth Strategy Fund
HSBC Investor Moderate Growth Strategy Fund	Moderate Growth Fund
HSBC Investor Conservative Growth Strategy Fund	Conservative Growth Fund

          The LifeLine Funds are a diversified series of the Trust and part of the HSBC Investor Family of Funds. Financial statements for all other funds of the HSBC Investor Family of Funds are published separately.

          The LifeLine Funds utilize a master-feeder fund structure and seek to achieve their investment objectives by investing all of their investable assets in the Portfolios and the Money Market Fund (collectively the “Underlying Portfolios”) per the following schedule from November 1, 2007 to April 30, 2008:

LifeLine Funds Portfolio Weightings

Underlying Portfolios	Aggressive Growth Fund	Growth Strategy Fund	Moderate Growth Fund	Conservative Growth Fund

Core Plus Fixed Income Portfolio	None	15%	26%	25%
High Yield Fixed Income Portfolio	None	2%	5%	8%
Intermediate Duration Fixed Income Portfolio	None	None	None	3%
Growth Portfolio	21%	21%	19%	15%
International Equity Portfolio	23%	20%	15%	10%
Opportunity Portfolio	34%	20%	11%	4%
Value Portfolio	21%	21%	18%	14%
Money Market Fund	1%	1%	6%	21%

Total	100%	100%	100%	100%

LifeLine Funds Portfolio Investments

Underlying Portfolios	Aggressive Growth Fund	Growth Strategy Fund	Moderate Growth Fund	Conservative Growth Fund

Core Plus Fixed Income Portfolio	$—	$5,472,134	$10,329,433	$3,168,828
High Yield Fixed Income Portfolio	—	726,600	1,978,226	1,009,850
Intermediate Duration Fixed Income Portfolio	—	—	—	380,095
Growth Portfolio	2,736,686	7,511,820	7,401,693	1,864,460
International Equity Portfolio	3,021,856	7,212,652	5,891,310	1,253,180
Opportunity Portfolio	4,480,007	7,233,555	4,332,706	502,686
Value Portfolio	2,759,748	7,575,143	7,071,165	1,754,774
Money Market Fund	132,515	363,050	2,369,397	2,645,842

Total	$13,130,812	$36,094,954	$39,373,930	$12,579,715

29	HSBC INVESTOR LIFELINE FUNDS

HSBC INVESTOR LIFELINE FUNDS

Notes to Financial Statements—As of April 30, 2008 (Unaudited) (continued)

          The HSBC Investor Core Plus Fixed Income Portfolio, HSBC Investor High Yield Fixed Income Portfolio, HSBC Investor Intermediate Duration Fixed Income Portfolio, HSBC Investor Growth Portfolio, HSBC Investor International Equity Portfolio, HSBC Investor Opportunity Portfolio and the HSBC Investor Value Portfolio (individually a “Portfolio,” collectively the “Portfolios”) are each a diversified series of the HSBC Investor Portfolios (the “Portfolio Trust”). The Portfolios operate as master funds in master-feeder arrangements.

The HSBC Investor Money Market Fund (the “Money Market Fund”) is an open-end management investment company and, like each LifeLine Fund, is a diversified series of the Trust.

          The financial statements of the Portfolios, including the Schedules of Portfolio Investments, are included elsewhere in this report. The financial statements of the Portfolios should be read in conjunction with the financial statements of the LifeLine Funds.

          The LifeLine Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. Each Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares, and Class R Shares (currently not operational with assets). Class A Shares of the Aggressive Growth Fund, Growth Strategy Fund, Moderate Growth Fund, and the Conservative Growth Fund have a maximum sales charge of 5.00% as a percentage of the original purchase price. The Class B Shares of the LifeLine Funds are offered without any front-end sales charge but will be subject to a contingent deferred sales charge (“CDSC”) ranging from a maximum of 4.00% if redeemed less than one year after purchase to 0.00% if redeemed more than four years after purchase. Class C Shares of the LifeLine Funds are offered without any front-end sales charge but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase. No sales charges are assessed with respect to Class R Shares of the Funds. Each class of shares in the LifeLine Funds has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privileges of each class of shares.

          Under the Trust’s organizational documents, the LifeLine Funds’ officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the LifeLine Funds. In addition, in the normal course of business, the LifeLine Funds enter into contracts with its service providers, which also provide for indemnifications by the LifeLine Funds. The LifeLine Funds’ maximum exposure under these arrangements is unknown as this would involve any future claims that may be made against the LifeLine Funds. However, based on experience, the LifeLine Funds expect that risk of loss to be remote.

2.	Significant Accounting Policies:

          The following is a summary of the significant accounting policies followed by the LifeLine Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

          The LifeLine Funds record their investments in the Underlying Portfolios at fair value. The LifeLine Funds record their investments in the Money Market Fund at the respective net asset value reported by the fund. The underlying securities of the Portfolios and the Money Market Fund are recorded at fair value and at amortized cost, respectively, as more fully discussed in the notes to those financial statements.

Investment Transactions and Related Income:

          The LifeLine Funds record daily their pro-rata income, expenses and unrealized/realized gains and losses derived from their respective Portfolio. Dividend income is recorded on the ex-dividend date for the Money Market Fund. Changes in holdings of the Money Market Fund for each LifeLine Fund are reflected no later than the first business day following trade date. However, for financial reporting purposes, changes in holdings of the Money Market Fund are reflected as of trade date. In addition, the LifeLine Funds accrue their own expenses daily as incurred.

HSBC INVESTOR LIFELINE FUNDS	30

HSBC INVESTOR LIFELINE FUNDS

Notes to Financial Statements—As of April 30, 2008 (Unaudited) (continued)

Allocations:

          Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all LifeLine Funds within the HSBC Investor Family of Funds in relation to the net assets of each Fund or on another reasonable basis. Class specific expenses are charged directly to the class incurring the expense. In addition, income, expenses (other than class specific expenses), and unrealized/realized gains and losses are allocated to each class based on relative net assets on a daily basis.

Dividends to Shareholders:

          Dividends from net investment income, if any, are declared and distributed quarterly in the case of the Moderate Growth Fund and Conservative Growth Fund, and annually in the case of the Aggressive Growth Fund and Growth Strategy Fund.

          The LifeLine Funds’ net realized gains, if any, are distributed to shareholders at least annually. Additional distributions are also made to the LifeLine Funds’ shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net capital gains of regulated investment companies.

          The amount and character of net investment income and net realized gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of market discounts, certain gain/loss, paydowns, and certain distributions), such amounts are reclassified within the composition of net assets; temporary differences (e.g., wash losses and post-october loss deferrals) do not require reclassification. The LifeLine Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes.

Redemption Fee:

          A redemption fee of 2.00% will be charged and recorded as paid-in-capital for any shares redeemed or exchanged after holding them for less than 30 days. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. For the fiscal year and period ended October 31, 2007 and April 30, 2008, respectively, the following LifeLine Funds collected redemption fees as follows:

Fund	October 31, 2007 Fees Collected	April 30, 2008 Fees Collected

Aggressive Growth Fund	$1,573	$6
Growth Strategy Fund	729	48
Moderate Growth Fund	515	1,844
Conservative Growth Fund	1,305	5

Federal Income Taxes:

          Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended and to distribute substantially all of their taxable net investment income and net realized gains, if any, to their shareholders. Accordingly, no provision for federal income or excise tax is required.

          In addition, effective April 30, 2008, the Trusts’ adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). The adoption of FIN 48 did not impact the Funds’ net assets or results of operations.

31	HSBC INVESTOR LIFELINE FUNDS

HSBC INVESTOR LIFELINE FUNDS

Notes to Financial Statements—As of April 30, 2008 (Unaudited) (continued)

New Accounting Pronouncements:

          In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards SFAS No. 157, “Fair Value Measurements” (“SFAS No. 157”). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management does not believe the adoption of SFAS No. 157 will materially impact the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

          In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Lifeline Funds financial position, performance and cash flows. Management is currently evaluating the impact, the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

3.	Related Party Transactions: Investment Management:
Investment Management:

          HSBC Investments (USA) Inc. (which became HSBC Global Asset Management (USA) Inc. effective June 2, 2008) (“HSBC” or the “Investment Adviser”), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as Investment Adviser to the LifeLine Funds. As Investment Adviser, HSBC manages the investments of the LifeLine Funds and continuously reviews, supervises and administers the LifeLine Funds’ investments. For its services as Investment Adviser, HSBC is entitled to receive a fee, computed daily and paid monthly, based on average daily net assets, at an annual rate of 0.05% for each Fund.

Administration:

          HSBC serves the Lifeline Funds as Administrator. Under the terms of the Administration Agreement effective, HSBC receives from the Lifeline Funds a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate

Up to $12 billion	0.0525%
In excess of $12 billion	0.0350%

          The fee breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds. The fee is allocated to each series of the HSBC Investor Family of Funds based upon its pro-rata share of net assets. For assets invested in Underlying Portfolios by LifeLine Funds, the Portfolios pay half of the administration fee and the LifeLine Funds pay half, for a combination of the total fee rate above.

The administration fees accrued for each class by Fund, of which 50% of such fees are deemed to be class specific, are as follows:

	Aggressive Growth Strategy Fund	Growth Strategy Fund	Moderate Growth Fund	Conservative Growth Fund

Class A	$780	$2,273	$2,184	$714
Class B	538	1,504	1,858	582
Class C	53	152	211	54

Total	$1,371	$3,929	$4,253	$1,350

HSBC INVESTOR LIFELINE FUNDS	32

HSBC INVESTOR LIFELINE FUNDS

Notes to Financial Statements—As of April 30, 2008 (Unaudited) (continued)

          Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi Ohio”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trust’s sub-administrator, subject to the general supervision of the Trusts’ Board of Trustees and HSBC. For these services, Citi Ohio is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above, minus 0.02% (2 basis points) which is retained by HSBC.

          Under a Compliance Services Agreement between the Trusts and Citi Ohio (the “CCO Agreement”), Citi Ohio makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Trusts’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the HSBC Investor Family of Funds paid Citi Ohio $125,400 for the period ended April 30, 2008, plus reimbursement of certain out of pocket expenses. Expenses incurred are reflected on the Statements of Operations as “Compliance Service.” Citi Ohio pays the salary and other compensation earned by any such individuals as employees of Citi Ohio.

Distribution Plan:

          Foreside Distribution Services, L.P. (“Foreside”), a wholly-owned subsidiary of Foreside Financial Group LLC, serves the Trust as Distributor (the “Distributor”). The Trust has adopted a non-compensatory Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 of the Act. The Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25%, 1.00%, and 1.00% of the average daily net assets of Class A Shares (currently not being charged), Class B Shares (currently charging 0.75%), and Class C Shares (currently charging 0.75%) of the LifeLine Funds, respectively. Foreside, as Distributor, also received $405,635, $247,179 and $12,433 in commissions from sales of HSBC Investor Family of Funds, for Class A Shares, Class B Shares, and Class C Shares, respectively of which $396,664, $246,553 and $12,419 were reallowed to affiliated brokers and dealers, for Class A Shares, Class B Shares, and Class C Shares, respectively.

Shareholder Servicing:

          The Trust has adopted an Shareholder Services Plan, formerly known as Administrative Service Plan, which provides for payments to shareholder servicing agents (which currently consist of HSBC and its affiliates) for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee up to 0.25%, 0.25%, 0.25%, and 0.75% that is computed daily and paid monthly equal to a percentage of average daily net assets of Class A Shares, Class B Shares, Class C Shares, and Class R Shares of the Lifeline Funds, respectively. The fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Services Plan currently are not intended to exceed, in the aggregate, 0.25% of the average daily net assets of Class A Shares, 1.00% of the average daily net assets of Class B Shares and Class C Shares.

Fund Accounting, Transfer Agency and Trustee:

          Citi Ohio provides fund accounting and transfer agency services for each Fund. As transfer agent for the LifeLine Funds, Citi Ohio receives a fee based on the number of LifeLine Funds and shareholder accounts, subject to certain minimums and reimbursement of certain expenses. As fund accountant for the LifeLine Funds, Citi Ohio receives an annual fee per Fund and share class, subject to minimums and reimbursement of certain expenses.

          Effective April 1, 2008 each of the six non-interested Trustees are compensated with a $60,000 annual Board retainer, as well as a $3,000 annual retainer for each Committee of the Board. Each non-interested Trustee also receives a $5,000 and $3,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. Furthermore, each non-interested Trustee receives compensation for attending special meetings and/or functioning as a Committee Chairperson or Lead Trustee. In addition, the non-interested Trustees are reimbursed for certain expenses incurred in connection with their Board membership.

          Prior to April 1, 2008 each of the six non-interested Trustees are compensated with a $35,000 annual Board retainer, as well as a $3,000 annual retainer for each Committee of the Board. Each non-interested Trustee also receives a $5,000 and $3,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. Furthermore, each non-interested Trustee receives compensation for attending special meetings and/or functioning as a Committee Chairperson or Lead Trustee. In addition, the non-interested Trustees are reimbursed for certain expenses incurred in connection with their Board membership.

33	HSBC INVESTOR LIFELINE FUNDS

HSBC INVESTOR LIFELINE FUNDS

Notes to Financial Statements— As of April 30, 2008 (Unaudited) (continued)

Fee Reductions:

          The Investment Adviser has agreed to contractually limit through March 1, 2009 the total expenses, exclusive of interest, taxes, brokerage commissions, and extraordinary expenses of the LifeLine Funds. Each Fund Class has its own expense limitations based on the average daily net assets for any full fiscal year as follows: Class A Shares 1.50%, Class B Shares 2.25%, Class C Shares 2.25%.

          The Administrator and Citi Ohio may voluntarily waive/reimburse fees to help support the expense limits of each Fund. In addition, the Investment Adviser may waive/reimburse additional fees at their discretion. Amounts waived/reimbursed by the Investment Adviser, Administrator, and Citi Ohio are reported separately on the Statements of Operations, as applicable. All contractual and any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be stopped at any time.

4.	Investment Transactions:

Aggregate contributions and withdrawals of the Underlying Portfolios for the period ended April 30, 2008 totaled:

	Contributions	Withdrawals

Aggressive Growth Fund	$2,090,938	$593,341
Growth Strategy Fund	4,655,508	2,759,464
Moderate Growth Fund	5,888,166	2,743,780
Conservative Growth Fund	1,952,369	1,022,192

5.	Federal Tax Information:

The tax characteristics of dividends paid by the LifeLine Funds during the latest tax year ended as of October 31, 2007 were as follows:

	Dividends paid from

	Ordinary Income	Net Long Term Capital Gains	Total Taxable Dividends	Tax Exempt Distributions	Total Dividends Paid(1)

Growth Strategy Fund	$103,401	$164,526	$267,927	$—	$267,927
Moderate Growth Fund	406,849	208,376	615,225	—	615,225
Conservative Growth Fund	156,824	67,208	224,032	—	224,032

As of the latest tax year end October 31, 2007, the components of accumulated earnings/(deficit) on a tax basis for the LifeLine Funds were as follows:

	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Dividends Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(2)	Total Accumulated Earnings/ (Deficit)

Aggressive Growth Fund	$87,226	$—	$667,264	$754,490	$—	$—	$1,955,791	$2,710,281
Growth Strategy Fund	417,995	—	1,575,493	1,993,488	—	—	4,889,569	6,883,057
Moderate Growth Fund	246,714	—	1,257,947	1,504,661	—	—	4,019,932	5,524,593
Conservative Growth Fund	57,735	—	228,458	286,193	—	—	800,828	1,087,021

(1)	Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

(2)

The differences between book-basis and tax-basis unrealized appreciation/deprecation are attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, the difference between book and tax amortization methods for premium and market discount, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies, and the return of capital adjustments from real estate investment trusts.

          The tax character of current year distributions paid and the tax basis of the current components of accumulated earnings and any net capital loss carry-forwards will be determined at the end of the current tax year ending October 31, 2008.

HSBC INVESTOR LIFELINE FUNDS	34

HSBC INVESTOR LIFELINE FUNDS

Notes to Financial Statements— As of April 30, 2008 (Unaudited) (continued)

6.	Legal and Regulatory Matters:

          On September 26, 2006 BISYS Fund Services, Inc. (“BISYS”), an affiliate of BISYS Fund Services Ohio, Inc. which provided various services to the Funds, reached a settlement with the Securities and Exchange Commission (“the SEC”) regarding the SEC’s investigation related to BISYS’ past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. Although BISYS has reached a settlement with the SEC, the Funds’ management is not aware that any determination has been made as to how the BISYS settlement monies will be distributed. While the Funds’ management is currently unable to determine the impact, if any, of such matters on the Funds or the Funds’ financial statements, management does not anticipate a material, adverse impact to the Funds or the Funds’ financial statements.

35	HSBC INVESTOR LIFELINE FUNDS

HSBC INVESTOR LIFELINE FUNDS

Investment Adviser Contract Approval—April 30, 2008 (Unaudited)

          The Independent Trustees of the HSBC Investor Funds Trust, HSBC Advisor Funds Trust and HSBC Investor Portfolios (collectively, the “Trusts”), and the non-interested Trustees, voting separately, approved the renewal of the Investment Advisory Contracts and, where applicable Sub-Advisory Contracts, with respect to the respective series of the Trusts then existing (collectively, the “Existing Funds”) at an in-person meeting held on December 10, 2007. Also, at an in-person meeting held on April 1, 2008, The Independent Trustees reviewed and approved a new Investment Advisory Contract and Sub-Advisory Contract with respect to the HSBC Investor Growth Fund (the “Growth Fund”) (the Existing Funds and Growth Fund are collectively referred to as the “Funds” and the Investment Advisory Contracts and Sub-Advisory Contracts are collectively referred to as the “Agreements”).

          In determining whether it was appropriate to approve the Agreements for the Funds, The Independent Trustees requested information from the Adviser and the various Sub-Advisers that it believed to be reasonably necessary to reach its conclusion. In an Executive Session, the Independent Trustees carefully evaluated this information, and were advised by independent legal counsel with respect to their deliberations. Based on its review of the information requested and provided for each Fund, The Independent Trustees determined that the relevant Agreements were consistent with the best interests of the Funds and their shareholders, and enable the Funds to receive high quality services at a cost that is appropriate and reasonable. The Independent Trustees made these determinations on the basis of the following considerations, among others:

Nature, Extent, and Quality of Services Provided by Adviser and Sub-Advisers. The Independent Trustees considered the nature, quality and extent of the investment advisory services provided by the Adviser (and, as applicable, the Sub-Advisers), in light of the high quality services provided to the Funds, and each Fund’s historic performance. The Independent Trustees considered the historical performance and the commitment of the Adviser to the successful operations of the Funds including the level of expenses of the Funds, and each Fund’s historic performance. The Independent Trustees considered the historical performance and commitment of the Adviser to the successful operations of the Funds including the level of expenses of the Funds. With respect to the Equity Funds, The Independent Trustees considered the capabilities and performance of the Adviser’s Multimanager unit. The Independent Trustees also considered the use of expense limitation agreements in order to reduce the overall operating expenses of certain funds. The Independent Trustees also took note of the long term relationship between the Adviser and the Funds and the efforts undertaken by the Adviser to foster the growth and development of the Funds since the inception of each of the Funds. For the Fixed Income Funds, The Independent Trustees also considered the historical performance and experience of the management team in managing other accounts, and the reasonable expectation of achieving competitive performance for these Funds. The Independent Trustees also considered the extent to which the investment advisers had achieved economies of scale and the extent to which shareholders participated in those economies of scale.

Investment Performance of the Funds, Adviser and Sub-Advisers. The Independent Trustees considered short-term and long-term investment performance of each Fund over various periods of time as compared to a peer group of comparable funds. The Independent Trustees members took note of performance information for the one, three and five year periods and since inception as relevant. In addition The Independent Trustees compared expenses of each Fund to the expenses of its peers, noting that the expenses for each of the Funds compare favorably with industry averages for other funds of similar size.

Costs of Services and Profits Realized by the Adviser. The Independent Trustees considered the Adviser’s overall profitability and costs and an analysis of the estimated profitability to the Adviser from its relationship with the Funds. The Independent Trustees considered that the advisory fees under the Agreements were within the range of those of similar funds, noting the high level of resource, expertise and experience that was provided to the Funds by the Adviser and Sub-Advisers. The Independent Trustees concluded that the combined advisory fees payable to the Adviser and each of the Fund’s Sub-Advisers are fair and reasonable in light of the services to be provided, the anticipated costs of these services, the profitability of the Adviser’s relationship with the Fund, and the comparability of the advisory fee to similar fees paid by comparable mutual funds.

Other Relevant Considerations. The Independent Trustees also considered the overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the Adviser and Sub-Advisers. The Independent Trustees also noted the range of investment advisory and administrative services provided by the Adviser to the Funds and the level and quality of these services, in particular the quality of the personnel providing these services. In addition, The Independent Trustees considered the overall favorable investment performance of the Funds.

          Accordingly, in light of the above considerations and such other factors and information it considered relevant, The Independent Trustees by a unanimous vote of those present in person at the meetings (including a separate vote of the Independent Trustees present in person at the meeting) approved the Agreements.

HSBC INVESTOR LIFELINE FUNDS	36

HSBC INVESTOR LIFELINE FUNDS

Table of Shareholders Expenses (Unaudited)—As of April 30, 2008

          As a shareholder of the HSBC Investor LifeLine Funds (“Funds”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees; and exchange fees; (2) ongoing costs, including management fees; distribution and/or shareholder servicing fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2007 through April 30, 2008.

Actual Example

          The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 11/1/07	Ending Account Value 4/30/08	Expenses Paid During Period* 11/1/07 - 4/30/08	Annualized Expense Ratio During Period 11/1/07 - 4/30/08

Aggressive Growth Strategy Fund	Class A Shares	$1,000.00	$923.30	$7.17	1.50%
	Class B Shares	1,000.00	919.70	10.74	2.25%
	Class C Shares	1,000.00	919.70	10.74	2.25%
Growth Strategy Fund	Class A Shares	1,000.00	929.30	7.10	1.48%
	Class B Shares	1,000.00	925.60	10.68	2.23%
	Class C Shares	1,000.00	925.80	10.68	2.23%
Moderate Growth Strategy Fund	Class A Shares	1,000.00	941.60	6.90	1.43%
	Class B Shares	1,000.00	938.30	10.51	2.18%
	Class C Shares	1,000.00	938.60	10.51	2.18%
Conservative Growth Strategy Fund	Class A Shares	1,000.00	958.40	7.30	1.50%
	Class B Shares	1,000.00	954.00	10.93	2.25%
	Class C Shares	1,000.00	955.00	10.94	2.25%

*

Expenses are equal to the average account value over the period multiplied by the Funds’ annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

37	HSBC INVESTOR LIFELINE FUNDS

HSBC INVESTOR LIFELINE FUNDS

Table of Shareholders Expenses (Unaudited)—As of April 30, 2008 (continued)

Hypothetical Example for Comparison Purposes

          The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 11/1/07	Ending Account Value 4/30/08	Expenses Paid During Period* 11/1/07 - 4/30/08	Annualized Expense Ratio During Period 11/1/07 - 4/30/08

Aggressive Growth Strategy Fund	Class A Shares	$1,000.00	$1,017.40	$7.52	1.50%
	Class B Shares	1,000.00	1,013.67	11.27	2.25%
	Class C Shares	1,000.00	1,013.67	11.27	2.25%
Growth Strategy Fund	Class A Shares	1,000.00	1,017.50	7.42	1.48%
	Class B Shares	1,000.00	1,013.77	11.17	2.23%
	Class C Shares	1,000.00	1,013.77	11.17	2.23%
Moderate Growth Strategy Fund	Class A Shares	1,000.00	1,017.75	7.17	1.43%
	Class B Shares	1,000.00	1,014.02	10.92	2.18%
	Class C Shares	1,000.00	1,014.02	10.92	2.18%
Conservative Growth Strategy Fund	Class A Shares	1,000.00	1,017.40	7.52	1.50%
	Class B Shares	1,000.00	1,013.67	11.27	2.25%
	Class C Shares	1,000.00	1,013.67	11.27	2.25%

*

Expenses are equal to the average account value over the period multiplied by the Funds’ annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

HSBC INVESTOR LIFELINE FUNDS	38

HSBC INVESTOR CORE PLUS FIXED INCOME PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2008 (Unaudited)

U.S. Government and Government Agency Obligations—44.7%

	Principal Amount($)	Value($)

Federal Home Loan Mortgage Corp. – 5.4%
Pool #G12317, 5.50%, 8/1/21	1,010,527	1,029,768
Pool #C00368, 8.50%, 10/1/24	25,145	27,806
Pool #D62926, 6.50%, 8/1/25	19,382	20,300
Pool #C80387, 6.50%, 4/1/26	25,425	26,630
Pool #C00922, 8.00%, 2/1/30	158,266	171,412
Pool #C54447, 7.00%, 7/1/31	32,528	34,553
Pool #G01317, 7.00%, 10/1/31	126,963	134,868
Pool #C60712, 6.50%, 11/1/31	523,373	546,203
Pool #847557, 6.27%, 7/1/34 (a)	725,693	731,227
Pool #1B2655, 6.19%, 12/1/34 (a)	573,830	578,809
Pool #1J1313, 6.40%, 6/1/36 (a)	1,325,088	1,359,223
Pool #G02981, 6.00%, 6/1/37	1,094,552	1,120,748

		5,781,547

Federal National Mortgage Association – 21.4%
Pool #398958, 6.50%, 10/1/12	45,141	46,928
Pool #781922, 5.00%, 2/1/21	2,113,781	2,127,364
Pool #329655, 7.00%, 11/1/25	37,964	40,430
Pool #329530, 7.00%, 12/1/25	80,18	85,395
Pool #535332, 8.50%, 4/1/30	36,972	40,683
Pool #548965, 8.50%, 7/1/30	43,392	47,759
Pool #535440, 8.50%, 8/1/30	40,948	45,068
Pool #253438, 8.50%, 9/1/30	34,776	38,275
Pool #568486, 7.00%, 1/1/31	38,557	41,072
Pool #573752, 8.50%, 2/1/31	29,606	32,586
Pool #575328, 6.50%, 4/1/31	48,871	50,950
Pool #356905, 7.14%, 10/1/36 (a)	158,127	160,622
Pool #922090, 5.89%, 3/1/37 (a)	1,687,062	1,726,031
Pool #256723, 6.50%, 5/1/37	1,082,672	1,121,397
TBA May
5.50%, 5/15/37	11,360,000	11,420,344
6.00%, 5/15/37	4,800,000	4,906,502
5.00%, 5/13/38	1,000,000	982,188

		22,913,594

Government National Mortgage Association – 1.3%
Pool #346406, 7.50%, 2/15/23	43,619	46,941
Pool #412530, 7.50%, 12/15/25	70,471	75,919
Pool #781300, 7.00%, 6/15/31	121,223	129,833
May, 6.00%, 5/15/37, TBA	1,080,000	1,109,363

		1,362,056

U.S. Treasury Bonds – 3.2%
6.25%, 8/15/23	1,290,000	1,552,536
5.00%, 5/15/37	1,775,000	1,923,656

		3,476,192

U.S. Treasury Notes – 13.4%
3.13%, 11/30/09	1,100,000	1,116,157
2.00%, 2/28/10	2,573,000	2,561,543
4.75%, 1/31/12	1,475,000	1,579,057
3.63%, 12/31/12	2,000,000	2,053,750
2.50%, 3/31/13	1,014,000	989,442
4.75%, 8/15/17	1,445,000	1,556,762
4.25%, 11/15/17	765,000	794,644
3.50%, 2/15/18	3,785,000	3,704,569

		14,355,924

U.S. Government and Government Agency Obligations, cont’d

	Principal Amount ($)	Value ($)

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (COST $47,954,905)		47,889,313

Corporate Obligations—32.9%

Agricultural Chemicals – 0.6%
Cargill, Inc., 5.60%, 9/15/12 (b)	600,000	604,795

Banking – 2.0%
American Express Centurion Bank, 5.95%, 6/12/17	700,000	702,045
Washington Mutual Bank NV
2.95%, 6/16/10 (a)	750,000	674,774
3.31%, 2/4/11 (a)	400,000	353,453
Washington Mutual, Inc., 3.20%, 9/17/12 (a)	500,000	424,767

		2,155,039

Building & Construction Products – 1.0%
Martin Marietta Materials, Inc., 3.40%, 4/30/10 (a)	600,000	582,220
Masco Corp., 3.20%, 3/12/10 (a)	550,000	510,211

		1,092,431

Consumer Products – 0.9%
Clorox Co. (The), 5.45%, 10/15/12	900,000	909,151

Electric – 5.3%
Commonwealth Edison Co., 6.45%, 1/15/38	700,000	689,812
Duke Energy Carolinas LLC, 5.10%, 4/15/18	450,000	447,181
MidAmerican Energy Co., 5.95%, 7/15/17	2,900,000	3,022,452
Progress Energy, Inc., 3.47%, 11/14/08, Callable 8/14/08 @ 100 (a)	1,000,000	996,246
Puget Sound Energy, Inc., 6.97%, 6/1/67, Callable 6/1/17 @ 100	600,000	538,842

		5,694,533

Finance – 5.7%
American Honda Finance Corp., 4.63%, 4/2/13, MTN (b)	250,000	245,634
Caterpillar Financial Services Corp., 5.45%, 4/15/18, MTN	350,000	355,011
Citigroup, Inc., 6.88%, 3/5/38	450,000	465,393
Ford Motor Credit Co., LLC
9.75%, 9/15/10	1,550,000	1,505,828
7.25%, 10/25/11	150,000	135,085
MetLife Global Funding I, 5.13%, 4/10/13 (b)	350,000	349,978
Morgan Stanley, Series F, 6.00%, 4/28/15, MTN	365,000	364,444
Pacific Life Global Funding, 5.15%, 4/15/13 (b)	250,000	250,239
Preferred Term Securities Ltd., 8.79%, 9/15/30, Callable 9/15/10 @ 104.395 (b)	778,066	815,647
Wells Fargo Financial, 5.50%, 8/1/12	850,000	876,325
XTRA Finance Corp., 5.15%, 4/1/17	750,000	760,705

		6,124,289

39	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR CORE PLUS FIXED INCOME PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2008 (Unaudited) (continued)

Corporate Obligations, continued

	Principal Amount($)	Value($)

Hospitals – 1.1%
Covidien International Finance SA, 5.45%, 10/15/12 (b)	550,000	554,508
HCA, Inc., 5.75%, 3/15/14	750,000	648,750

		1,203,258

Media – 0.8%
News America Holdings, 7.90%, 12/1/95	500,000	540,975
Vivendi, 5.75%, 4/4/13 (b)	350,000	342,094

		883,069

Medical – 1.0%
AstraZeneca plc, 5.90%, 9/15/17	1,000,000	1,058,813

Office Equipment & Services – 0.5%
Xerox Corp., 3.51%, 12/18/09 (a)	550,000	540,478

Retail – 3.2%
Home Depot, Inc., 5.88%, 12/16/36	1,300,000	1,086,812
Kohl’s Corp., 6.25%, 12/15/17	550,000	534,078
Kroger Co. (The), 5.00%, 4/15/13	250,000	251,174
Wal-Mart Stores, Inc., 6.50%, 8/15/37	1,500,000	1,591,907

		3,463,971

Telecommunications – 5.2%
AOL Time Warner, Inc.
6.88%, 5/1/12	600,000	625,051
7.70%, 5/1/32	550,000	595,717
AT&T, Inc., 5.50%, 2/1/18	750,000	749,874
BellSouth Telecommunications, 7.00%, 12/1/95	700,000	696,868
Sprint Nextel Corp., 6.00%, 12/1/16	535,000	436,025
Time Warner Entertainment Co., 8.38%, 3/15/23	800,000	902,014
Verizon Communications, Inc., 6.10%, 4/15/18	1,500,000	1,572,743

		5,578,292

Transportation – 5.6%
American Airlines, Inc., Series 2001-2, Class A1, 6.98%, 4/1/11	525,512	517,629
American Airlines, Inc., Series 2001-2, Class A2, 7.86%, 10/1/11	1,250,000	1,250,000
Burlington North Santa Fe
5.65%, 5/1/17	600,000	603,775
7.57%, 1/2/21	280,926	305,653
Continental Airlines, Inc., 5.98%, 4/19/22	750,000	653,437
Norfolk Southern Corp., 5.75%, 4/1/18 (b)	250,000	253,538
Union Pacific Corp.
5.75%, 11/15/17	1,200,000	1,214,893
6.85%, 1/2/19	1,104,592	1,189,391

		5,988,316

TOTAL CORPORATE OBLIGATIONS (COST $35,414,826)		35,296,435

Asset Backed Securities—9.3%

	Principal Amount($)	Value($)

Americredit Automobile Receivables Trust, Series 2005-CF, Class A3, 4.47%, 5/6/10 (g)	123,064	123,101
Asset Backed Funding Certificates, Series 2003-AHL1, Class A1, 3.68%, 3/25/33	738,743	615,694
Cairn Mezzanine plc, Series 2007-3A, Class B1, 3.97%, 8/13/47 (a)(b)	905,000	45,250
Capital Auto Receivables Asset Trust Series 2006-SN1A, Class A3, 5.31%, 10/20/09 (b)(g)	304,182	304,890
Series 2007-SN1, Class A3B, 2.78%, 7/15/10 (a)(g)	860,000	850,689
Countrywide Asset-Backed Certificates, Series 2006-S4, Class A3, 5.80%, 7/25/34	1,060,000	812,166
Dominos Pizza Master Issuer LLC, Series 2007-1, Class A2, 5.26%, 4/25/37 (b)	1,200,000	1,026,305
Duane Street CLO, Series 2007-4A, Class C, 4.07%, 11/14/21 (a)(b)	850,000	667,250
GE Business Loan Trust, Series 2006-2A, Class A, 2.90%, 11/15/34 (a)(b)(g)	1,422,685	1,349,761
GE Equipment Small Ticket LLC, Series 2005-2A, Class A3, 4.88%, 10/22/09 (b)(g)	725,482	724,575
GMAC Mortgage Corp., Loan Trust, Series 2006-HE3, Class A3, 5.81%, 10/25/36	900,000	419,137
MBNA Credit Card Master Note Trust, Series 2005-A7, Class A7, 4.30%, 2/15/11 (g)	930,000	931,759
Nissan Auto Receivables Owner Trust, Series 2006-B, Class A3, 5.16%, 2/15/10 (g)	1,110,750	1,117,946
Preferred Term Securities XXII Ltd., 3.14%, 9/22/36, Callable 6/22/11 @ 100 (a)(b)(g)	1,088,695	937,693

TOTAL ASSET BACKED SECURITIES (COST $12,064,272)		9,926,216

Collateralized Mortgage Obligations—5.9%

Banc of America Mortgage Securities, Series 2005-D, Class 2A4, 4.78%, 5/25/35 (a)	1,100,000	1,095,077
Deutsche Mortgage Securities, Inc., Series 2005-WF1, Class 1A1, 5.08%, 6/26/35 (a)(b)	987,156	976,037
Fannie Mae IO
Series 270, Class 2, 8.50%, 9/1/23 (c)	41,654	11,454
Series 296, Class 2, 8.00%, 4/1/24 (c)	49,508	12,603
Series 2000-16, Class PS, 5.71%, 10/25/29 (a)	28,146	1,018
Series 2000-32, Class SV, 5.87%, 3/18/30 (a)	3,616	18
Series 306, Class IO, 8.00%, 5/1/30 (c)	56,658	13,082
Series 2001-4, Class SA, 4.83%, 2/17/31 (a)	198,831	16,829
FHA Weyerhauser, 7.43%, 1/1/24 (d)(e)	26,696	26,696

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	40

HSBC INVESTOR CORE PLUS FIXED INCOME PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2008 (Unaudited) (continued)

Collateralized Mortgage Obligations, continued

	Principal Amount($)	Value($)

Freddie Mac
Series 2988, Class AF, 3.02%, 6/15/35 (a)(g)	1,051,271	1,012,900
Series 3212, Class BK, 5.40%, 9/15/36	900,000	894,715
Freddie Mac IO
Series 1534, Class K, 4.65%, 6/15/23 (a)	132,203	14,066
Series 2141, Class SD, 5.43%, 4/15/29 (a)	108,040	15,084
Series 2247, Class SC, 4.78%, 8/15/30 (a)	54,312	4,992
Government National Mortgage Association IO
Series 1999-30, Class SA, 5.29%, 4/16/29 (a)	68,157	4,174
Series 1999-30, Class S, 5.89%, 8/16/29 (a)	50,811	4,645
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 2A3, 5.82%, 3/25/36 (a)	1,192,445	992,204
Residential Asset Securitization Trust, Series 2003-A15, Class 1A2, 3.35%, 2/25/34 (a)(g)	1,492,962	1,285,496

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $6,771,206)		6,381,090

Commercial Mortgage Backed Securities—12.3%

Banc of America Commercial Mortgage, Inc., Series 2006-4, Class A4, 5.63%, 7/10/46	1,540,000	1,531,906
Bear Stearns Commercial Mortgage Securities, Inc., Series 2006-T24, Class A4, 5.43%, 10/12/41	1,100,000	1,087,476
Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A2, 5.38%, 10/15/49	1,100,000	1,096,487
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A2B, 5.21%, 12/11/49	1,300,000	1,282,318
Commercial Mortgage Pass-Through Certificate
Series 2006-FL12, Class A2, 2.82%, 12/15/20 (a)(b)(g)	1,508,392	1,437,272
Series 2005-LP5, Class AJ, 5.05%, 5/10/43	1,550,000	1,414,690
CWCapital Cobalt, Series 2006-C1, Class A2, 5.17%, 8/15/48	1,232,000	1,219,597
DLJ Mortgage Acceptance Corp., IO, Series 1997-CF1, Class S, 1.18%, 5/15/30 (a)(b)(e)	19,068	1
GS Mortgage Securities Corp., IO, Series 1997-GL, Class X2, 0.29%, 7/13/30 (a)(e)	36,108	493
Morgan Stanley Capital I
Series 2006-HQ10, Class A4, 5.33%, 11/12/41	1,000,000	973,657
Series 2007-IQ14, Class A2, 5.61%, 4/15/49	1,380,000	1,374,627
Series 2007-IQ14, Class AM, 5.88%, 4/15/49 (a)	990,000	913,236

Commercial Mortgage Backed Securities, continued

	Principal Amount($)	Value($)

Washington Mutual Commercial Mortgage Securities Trust, Series 2006-SL1, Class A, 5.42%, 11/23/43 (a)(b)	973,418	873,545

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (COST $13,589,909)		13,205,305

Foreign Bonds—3.0%

Iceland – 1.0%
Kaupthing Bank, 3.41%, 1/15/10 (a)(b)	1,250,000	1,046,872

South Korea – 1.3%
Citibank Korea, Inc., 4.68%, 6/18/13, Callable 6/18/08 @ 100 (a)	1,400,000	1,402,292

United Kingdom – 0.7%
Barclays Bank plc, 5.93%, 12/31/49 (b)	850,000	717,691

TOTAL FOREIGN BONDS (COST $3,502,358)		3,166,855

41	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR CORE PLUS FIXED INCOME PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2008 (Unaudited) (continued)

Investment Company—11.2%

	Principal Amount($)	Value($)

Northern Institutional Diversified Assets Portfolio, Shares class, 2.33% (f)	11,993,552	11,993,552

TOTAL INVESTMENT COMPANY (COST $11,993,551)		11,993,552

TOTAL INVESTMENTS (COST $131,291,027) — 119.3%		127,858,766

Percentages indicated are based on net assets of $107,150,902.

(a)

Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on April 30, 2008. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

(b)

Security exempt from registration under Rule 144a of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.

(c)

Interest-Only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an Interest-Only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. Interest rate adjusts periodically based on the pay off of the underlying mortgage. The interest rate presented represents the rates in effect on April 30, 2008. The principal amount shown is the notional amount of the underlying mortgages.

(d)	Security was fair valued as of April 30, 2008. Represents 0.02% of net assets.

(e)

Rule 144a, section 4(2) or other security which is restricted as to resale to institutional investors. The Investment Adviser, using Board approved procedures, has deemed these securities to be illiquid. Represents 0.02% of total net assets.

(f)	The rates presented represent the annualized one day yield that was in effect on April 30, 2008.

(g)	Security held as collateral for to be announced securities.

FHA	— Federal Housing Administration
IO	— Interest-Only security. Represents 0.09% of net assets.
LLC	— Limited Liability Co.
MTN	— Medium Term Note
PLC	— Public Limited Co.
TBA	— Security was traded on a “to be announced” basis. Represents 17.2% of net assets.

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	42

HSBC INVESTOR HIGH YIELD FIXED INCOME PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2008 (Unaudited)

Common Stock—0.0%

	Shares or Principal Amount($)	Value($)

Consumer Discretionary – 0.0%
Tembec, Inc. (a)	937	3,629

Total Common Stock (Cost $18,548)		3,629

Corporate Obligations—95.5%

Advertising – 1.9%
Iron Mountain, Inc., 8.63%, 4/1/13, Callable 4/1/09 @ 100	100,000	101,750
Lamar Media Corp., 6.63%, 8/15/15, Callable 8/15/10 @ 103.31	50,000	47,125
R.H. Donnelley Corp., 6.88%, 1/15/13, Callable 1/15/09 @ 103.44	100,000	64,000
R.H. Donnelley Corp., 6.88%, 1/15/13, Callable 1/15/09 @ 103.44	90,000	57,600

		270,475

Aerospace & Defense – 2.1%
DAE Aviation Holdings, Inc., 11.25%, 8/1/15, Callable 8/1/11 @ 105.62 (b)	50,000	50,813
DRS Technologies, Inc., 7.63%, 2/1/18, Callable 2/1/11 @ 103.81	100,000	102,000
L-3 Communications Holdings, Inc., 5.88%, 1/15/15, Callable 1/15/10 @ 102.94	100,000	97,000
TransDigm Group, Inc., 7.75%, 7/15/14, Callable 7/15/09 @ 105.81	50,000	51,125

		300,938

Apparel Manufacturers – 1.6%
Hanesbrands, Inc., 8.20%, 12/15/14, Callable 12/15/08 @ 102.00 (c)	50,000	47,125
Levi Strauss & Co., 8.88%, 4/1/16, Callable 4/1/11 @ 104.44	50,000	50,875
Quiksilver, Inc., 6.88%, 4/15/15, Callable 4/15/10 @ 103.44	150,000	124,500

		222,500

Auto Manufacturers – 2.4%
Cooper Tire & Rubber Co., 8.00%, 12/15/19	50,000	47,625
Cooper-Standard Automotive, Inc., 8.38%, 12/15/14, Callable 12/15/09 @ 104.19	50,000	41,250
General Motors Corp., 7.13%, 7/15/13	175,000	142,625
General Motors Corp., 7.70%, 4/15/16	50,000	39,000
The Goodyear Tire & Rubber Co., 8.63%, 12/1/11, Callable 12/1/09 @ 104.31	17,000	18,275
TRW Automotive, Inc., 7.25%, 3/15/17 (b)	50,000	48,687

		337,462

Automotive & Transport – 0.7%
AutoNation, Inc., 7.00%, 4/15/14, Callable 4/15/09 @ 105.25	50,000	46,875
Penske Automotive Group, Inc., 7.75%, 12/15/16, Callable 12/15/11 @ 103.88	50,000	45,500

		92,375

Building & Construction Products – 1.5%
Interline Brands, Inc., 8.13%, 6/15/14, Callable 6/15/10 @ 104.06	50,000	48,625
Ply Gem Industries, Inc., 9.00%, 2/15/12, Callable 2/15/08 @ 102.25	150,000	114,750

Corporate Obligations, continued

	Principal Amount($)	Value($)

Building & Construction Products, continued
U.S. Concrete, Inc., 8.38%, 4/1/14, Callable 4/1/09 @ 104.19	50,000	40,500

		203,875

Cable Television – 3.4%
Barrington Broadcasting Group LLC, 10.50%, 8/15/14, Callable 8/15/10 @ 105.25	50,000	44,000
Bonten Media Acquisition, 9.00%, 6/1/15, Callable 6/1/11@ 104.50 (b)	75,000	60,937
Cablevision Systems Corp., 8.00%, 4/15/12	100,000	99,500
Charter Communications Operating LLC, 10.88%, 9/15/14, Callable 3/15/12 @ 105.44 (b)	50,000	52,875
General Cable Technologies Corp., 7.13%, 4/1/17, Callable 4/1/12 @ 103.56	50,000	48,750
Mediacom LLC, 7.88%, 2/15/11	100,000	94,500
Quebecor Media, Inc., 7.75%, 3/15/16, Callable 3/15/11 @ 103.88	25,000	24,063
Videotron Ltd., 9.13%, 4/15/18, Callable 4/15/13 @ 104.56 (b)	50,000	53,250

		477,875

Casinos & Gambling – 8.5%
Choctaw Resort Development Entertainment, 7.25%, 11/15/19, Callable 11/15/11 @ 103.63 (b)	46,000	40,480
Fontainebleau Las Vegas, 10.25%, 6/15/15, Callable 6/15/11 @ 105.13 (b)	100,000	71,750
Great Canadian Gaming Co., 7.25%, 2/15/15, Callable 2/15/11 @ 103.63 (b)	50,000	48,000
Greektown Holdings, Inc., 10.75%, 12/1/13, Callable 12/1/10 @ 105.38 (b)	125,000	115,000
Herbst Gaming, Inc., 7.00%, 11/15/14, Callable 11/15/09 @ 103.50	50,000	11,000
Indianapolis Downs LLC, 11.00%, 11/1/12, Callable 11/1/10 @ 105.50 (b)	25,000	22,500
Inn of the Mountain Gods, 12.00%, 11/15/10, Callable 11/15/08 @ 103.00	50,000	43,250
Isle of Capri Casinos, Inc., 7.00%, 3/1/14, Callable 3/1/09 @ 103.50	150,000	115,500
Mashantucket Pequot Tribal Nation, Series A, 8.50%, 11/15/15, Callable 11/15/11 @ 104.25 (b)	50,000	45,438
MGM MIRAGE, Inc., 6.75%, 4/1/13	100,000	92,000
Mohegan Tribal Gaming, 7.13%, 8/15/14, Callable 8/15/09 @ 103.56	50,000	42,875
MTR Gaming Group, Inc., 9.00%, 6/1/12, Callable 6/1/09 @ 104.50	100,000	79,500
Pinnacle Entertainment, 7.50%, 6/15/15, Callable 6/15/11 @ 103.75 (b)	50,000	41,375
Pokagon Gaming Authority, 10.38%, 6/15/14, Callable 6/15/10 @ 105.19 (b)	69,000	73,657
San Pasqual Casino, 8.00%, 9/15/13, Callable 9/15/09 @ 104.00 (b)	25,000	23,313
Scientific Games Corp., 6.25%, 12/15/12, Callable 12/15/08 @ 103.13	50,000	46,250

43	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR HIGH YIELD FIXED INCOME PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2008 (Unaudited) (continued)

Corporate Obligations, continued

	Principal Amount($)	Value($)

Casinos & Gambling, continued
Seminole Hard Rock Entertainment, 5.30%, 3/15/14, Callable 3/15/09 @ 102.00 (b)(c)	50,000	41,875
Seneca Gaming Corp., 7.25%, 5/1/12, Callable 5/1/08 @ 103.63	50,000	48,312
Shingle Springs, 9.38%, 6/15/15, Callable 6/15/11@ 104.69 (b)	50,000	44,250
Turning Stone Resort Casino, 9.13%, 9/15/14, Callable 9/15/10 @ 104.56 (b)	75,000	73,875
Waterford Gaming LLC, 8.63%, 9/15/14 (b)	23,000	22,195
Wynn Las Vegas LLC, 6.63%, 12/1/14, Callable 12/1/09 @ 103.31 (b)	50,000	48,750

		1,191,145

Chemicals – 3.2%
Georgia Gulf Corp., 9.50%, 10/15/14, Callable 10/15/10 @ 104.75	100,000	84,500
Huntsman International LLC, 7.88%, 11/15/14, Callable 11/15/10 @ 103.94	35,000	36,925
Innophos, Inc., 8.88%, 8/15/14, Callable 8/16/09 @ 104.44	50,000	49,750
JohnsonDiversey, Inc., 9.63%, 5/15/12, Callable 5/15/08 @ 103.21	100,000	101,000
Momentive Performance Materials, Inc., 9.75%, 12/1/14, Callable 12/1/10 @ 104.88	50,000	48,500
Mosaic Co., 7.88%, 12/1/16, Callable 12/1/11 @ 103.81 (b)	25,000	27,375
Nova Chemicals Corp., 6.50%, 1/15/12	50,000	47,000
Terra Capital, Inc., 7.00%, 2/1/17, Callable 2/1/12 @ 103.50	50,000	49,750

		444,800

Computer Services – 0.6%
Activant Solutions, Inc., 9.50%, 5/1/16, Callable 5/1/11 @ 104.75	50,000	42,000
Unisys Corp., 12.50%, 1/15/16, Callable 1/15/12 @ 106.25	35,000	36,400

		78,400

Consumer Products – 1.7%
Constellation Brands, Inc., 8.38%, 12/15/14	50,000	53,000
Sealy Mattress Co., 8.25%, 6/15/14, Callable 6/15/09 @ 104.13	50,000	44,125
Smithfield Foods, Inc., 7.75%, 7/1/17	50,000	49,625
Spectrum Brands, Inc., 7.38%, 2/1/15, Callable 2/1/10 @ 103.69	75,000	49,875
Yankee Acquisition Corp., 9.75%, 2/15/17, Callable 2/15/12 @ 104.88	50,000	40,125

		236,750

Corporate Obligations, continued

	Principal Amount($)	Value($)

Containers - Paper and Plastic – 2.5%
Owens-Brockway Glass Containers, 6.75%, 12/1/14, Callable 12/1/09 @ 103.38	50,000	50,750
Solo Cup Co., 8.50%, 2/15/14, Callable 2/15/09 @ 104.25	200,000	174,000
Stone Container Finance Co. of Canada, 7.38%, 7/15/14, Callable 7/15/09 @ 103.69	150,000	126,000

		350,750

Cosmetics – 0.4%
Chattem, Inc., 7.00%, 3/1/14, Callable 3/1/09 @ 103.50	50,000	49,750

		49,750

Distribution & Wholesale – 1.9%
Baker & Taylor, Inc., 11.50%, 7/1/13, Callable 7/1/10 @ 105.75 (b)	100,000	90,000
Beverages & More, Inc., 9.25%, 3/1/12, Callable 9/1/09 @ 104.63 (b)	50,000	48,500
Central Garden & Pet Co., 9.13%, 2/1/13, Callable 2/1/09 @ 103.04	50,000	42,250
Jarden Corp., 7.50%, 5/1/17, Callable 5/1/12 @ 103.75	25,000	23,000
Pegasus Solutions, Inc., 10.50%, 4/15/15, Callable 4/15/11 @ 105.25 (b)	50,000	40,000
Pilgrim’s Pride Corp., 8.38%, 5/1/17, Callable 5/1/12 @ 104.19	25,000	22,250

		266,000

Diversified Operations – 1.7%
Bombardier, Inc., 8.00%, 11/15/14, Callable 11/15/10 @ 104.00 (b)	25,000	26,625
Koppers Holdings, Inc., 9.88%, 11/15/14, Callable 11/15/09 @ 104.94	25,000	21,875
Snoqualmie Entertainment Authority, 6.94%, 2/1/14, Callable 2/1/09 @ 103.00 (b)(c)	25,000	19,625
Susser Holdings LLC, 10.63%, 12/15/13, Callable 12/15/09 @ 105.31	72,000	73,800
Susser Holdings LLC, 10.63%, 12/15/13, Callable 12/15/09 @ 105.31 (b)	50,000	51,250
Trinity Industries, Inc., 6.50%, 3/15/14, Callable 3/15/09 @ 103.25	50,000	49,625

		242,800

Education – 0.3%
Education Management LLC, 10.25%, 6/1/16, Callable 6/1/11 @ 105.13	25,000	21,000
Education Management LLC, 8.75%, 6/1/14, Callable 6/1/10 @ 104.38	25,000	22,250

		43,250

Electric – 3.9%
AES Corp., 7.75%, 3/1/14	60,000	61,500
AES Corp., 7.75%, 10/15/15	50,000	51,625
Baldor Electic Co., 8.63%, 2/15/17, Callable 2/15/12 @ 104.31	50,000	51,000
CMS Energy Corp., 6.88%, 12/15/15	100,000	100,660
Edison Mission Energy, 7.00%, 5/15/17	25,000	25,250

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	44

HSBC INVESTOR HIGH YIELD FIXED INCOME PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2008 (Unaudited) (continued)

Corporate Obligations, continued

	Principal Amount($)	Value($)

Electric, continued
Edison Mission Energy, 7.20%, 5/15/19	50,000	50,375
Energy Future Holdings, 10.88%, 11/1/17, Callable 11/1/12 @ 105.44 (b)	200,000	213,000

		553,410

Electronic Components & Semiconductors – 0.3%
Freescale Semiconductor, Inc., 10.13%, 12/15/16, Callable 12/15/11 @ 105.06	50,000	39,375

Energy – 3.7%
Aventine Renewable Energy, Inc., 10.00%, 4/1/17, Callable 4/1/12 @ 105.00	50,000	31,250
Copano Energy LLC, 8.13%, 3/1/16, Callable 3/1/11 @ 104.06	80,000	83,200
Massey Energy Co., 6.88%, 12/15/13, Callable 12/15/09 @ 103.44	100,000	100,000
Mirant North America LLC, 7.38%, 12/31/13, Callable 12/31/09 @ 103.69	50,000	51,875
NRG Energy, Inc., 7.38%, 2/1/16, Callable 2/1/11 @ 103.69	50,000	51,500
Reliant Energy, Inc., 7.63%, 6/15/14	50,000	52,000
Verasun Energy Corp., 9.88%, 12/15/12, Callable 12/15/09 @ 104.94	50,000	45,875
Williams Cos., Inc., 6.38%, 10/1/10 (b)	100,000	103,500

		519,200

Finance – 5.7%
Basell AF SCA, 8.38%, 8/15/15, Callable 8/15/10 @ 104.19 (b)	75,000	54,375
CCM Merger, Inc., 8.00%, 8/1/13, Callable 8/1/09 @ 104.00 (b)	100,000	86,000
Ford Motor Credit Co., 7.38%, 10/28/09	250,000	240,657
Ford Motor Credit Co., 7.38%, 2/1/11	50,000	45,973
General Motors Acceptance Corp., 6.88%, 8/28/12	300,000	238,002
MSX International, 12.50%, 4/1/12, Callable 4/1/09 @ 110.00 (b)	25,000	20,000
Nalco Finance Holdings, Inc., 11.52%, 2/1/14, Callable 2/1/09 @ 104.50*	75,000	71,625
Nuveen Investments, Inc., 10.50%, 11/15/15, Callable 11/15/11 @ 105.25 (b)	50,000	48,125

		804,757

Funeral Services – 0.4%
Carriage Services, Inc., 7.88%, 1/15/15, Callable 1/15/10 @ 103.94	50,000	49,750

Hotels & Lodging – 0.3%
Gaylord Entertainment Co., 8.00%, 11/15/13, Callable 11/15/08 @ 104.00	50,000	47,375

Internet Related – 0.3%
Atlantic Broadband Finance LLC, 9.38%, 1/15/14, Callable 1/15/09 @104.69	50,000	46,000

Corporate Obligations, continued

	Principal Amount($)	Value($)

Leisure – 1.0%
AMC Entertainment, Inc., 11.00%, 2/1/16, Callable 2/1/11@ 105.50	100,000	99,500
True Temper Sports, Inc., 8.38%, 9/15/11, Callable 3/15/09 @ 102.09	50,000	34,000

		133,500

Machinery – 0.9%
Case New Holland, Inc., 7.13%, 3/1/14, Callable 3/1/10 @ 103.56	50,000	50,250
Sensata Technologies, 8.00%, 5/1/14, Callable 5/1/10 @ 104.00	50,000	46,625
Terex Corp., 8.00%, 11/15/17, Callable 11/15/12 @ 104.00	25,000	25,563

		122,438

Manufacturing – 1.0%
AGY Holding Corp., 11.00%, 11/15/14, Callable 11/15/10 @ 105.50 (b)	50,000	45,250
American Railcar Industries, 7.50%, 3/1/14, Callable 3/1/11 @ 103.75	25,000	22,500
Coleman Cable, Inc., 9.88%, 10/1/12, Callable 10/1/08 @ 104.94	50,000	45,750
Libbey Glass, Inc., 11.91%, 6/1/11, Callable 6/1/08 @ 107.50 (c)	25,000	25,063
Maax Corp., 9.75%, 6/15/12, Callable 6/15/08 @ 104.88	50,000	7,500

		146,063

Medical – 2.4%
Advanced Medical Optics, 7.50%, 5/1/17, Callable 5/1/12 @ 103.75	50,000	45,250
Community Health Systems, Inc., 8.88%, 7/15/15, Callable 7/15/11 @ 104.44	50,000	52,000
HCA, Inc., 9.25%, 11/15/16, Callable 11/15/11 @ 104.63	25,000	26,875
MultiPlan, Inc., 10.38%, 4/15/16, Callable 4/15/11 @ 105.19 (b)	100,000	97,000
Omnicare, Inc., 6.75%, 12/15/13, Callable 12/15/09 @ 103.38	100,000	93,000
ReAble Therapeutics Finance LLC, 10.88%, 11/15/14, Callable 11/15/11 @ 105.44 (b)	25,000	25,125

		339,250

Metal Processors & Fabrication – 0.5%
TriMas Corp., 9.88%, 6/15/12, Callable 6/15/08 @ 103.292	77,000	67,183

Metals & Mining – 3.1%
AK Steel Corp., 7.75%, 6/15/12, Callable 6/15/08 @ 102.58	100,000	102,125
Aleris International, Inc., 10.00%, 12/15/16, Callable 12/15/11 @ 105.00	25,000	15,500
Freeport-McMoran Copper & Gold, Inc., 8.25%, 4/1/15, Callable 4/1/11 @ 104.13	50,000	54,312
Gibraltar Industries, Inc., 8.00%, 12/1/15, Callable 12/1/10 @ 104.00	150,000	122,250
International Coal Group, Inc., 10.25%, 7/15/14, Callable 7/15/10 @ 105.13	50,000	50,500

45	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR HIGH YIELD FIXED INCOME PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2008 (Unaudited) (continued)

Corporate Obligations, continued

	Principal Amount($)	Value($)

Metals & Mining, continued
Noranda Aluminium Acquisition, 8.74%, 5/15/15, Callable 5/15/08 @ 102.00 (b)(c)	50,000	42,250
Tube City IMS Corp., 9.75%, 2/1/15, Callable 2/1/11 @ 104.88	50,000	47,750

		434,687

Oil & Gas – 8.7%
Chaparral Energy, Inc., 8.50%, 12/1/15, Callable 12/1/10 @ 104.25	100,000	91,000
Chesapeake Energy Corp., 6.88%, 1/15/16, Callable 1/15/09 @ 103.44	100,000	101,000
Cimarex Energy Co., 7.13%, 5/1/17, Callable 5/1/12 @ 103.56	100,000	101,500
Clayton Williams Energy, Inc., 7.75%, 8/1/13, Callable 8/1/09 @ 103.88	100,000	93,500
Colorado Interstate Gas Co., 6.80%, 11/15/15	150,000	157,541
Compton Petroleum Finance Corp., 7.63%, 12/1/13, Callable 12/1/09 @ 103.81	100,000	98,750
Energy Partners Ltd., 9.75%, 4/15/14, Callable 4/15/11 @ 104.88	50,000	46,250
Forest Oil Corp., 7.25%, 6/15/19, Callable 6/15/12 @ 103.63	50,000	51,625
Inergy LP/Inergy Finance, 8.25%, 3/1/16, Callable 3/1/11 @ 104.13	100,000	102,500
National Oilwell Varco, Inc., Series B, 6.13%, 8/15/15, Callable 8/15/10 @ 103.06	25,000	25,600
Newfield Exploration Co., 6.63%, 9/1/14, Callable 9/1/09 @ 103.31	100,000	99,250
Opti Canada, Inc., 7.88%, 12/15/14, Callable 12/15/10 @ 104.13	50,000	50,875
Plains Exploration & Production Co., 7.75%, 6/15/15, Callable 6/15/11 @ 103.88	50,000	51,250
Swift Energy Co., 7.63%, 7/15/11, Callable 7/15/08 @ 103.81	50,000	50,625
Tesoro Corp., 6.50%, 6/1/17, Callable 6/1/12 @ 103.25	50,000	45,875
Tesoro Corp., 6.63%, 11/1/15, Callable 11/1/10 @ 103.31	50,000	47,000

		1,214,141

Paper & Related Products – 2.5%
Catalyst Paper Corp., Series D, 8.63%, 6/15/11, Callable 6/15/08 @ 101.44	50,000	42,875
Exopack Holding Corp., 11.25%, 2/1/14, Callable 2/1/10 @ 105.62	50,000	47,750
Georgia-Pacific Corp., 7.70%, 6/15/15	100,000	100,000
NewPage Corp., 10.00%, 5/1/12, Callable 5/1/09 @ 106.00 (b)	25,000	26,687
Norampac, Inc., 6.75%, 6/1/13, Callable 6/1/08 @ 103.38	100,000	86,750
Verso Paper Holdings LLC, Series B, 9.13%, 8/1/14, Callable 8/1/10 @ 104.56	50,000	51,625

		355,687

Corporate Obligations, continued

	Principal Amount($)	Value($)

Pipelines – 3.2%
Atlas Pipeline Partners LP, 8.13%, 12/15/15, Callable 12/15/10 @ 104.06	50,000	51,875
Dynegy Holdings, Inc., 8.38%, 5/1/16	150,000	156,375
El Paso Corp., 7.00%, 6/15/17	100,000	104,358
Mueller Water Products, Inc., 7.38%, 6/1/17, Callable 6/1/12 @ 103.69	50,000	43,500
Semgroup LP, 8.75%, 11/15/15, Callable 11/15/10 @ 104.38 (b)	50,000	47,375
Williams Partners LP, 7.25%, 2/1/17	50,000	51,625

		455,108

Printing & Publishing – 2.6%
Block Communications, Inc., 8.25%, 12/15/15, Callable 12/15/10 @ 104.13 (b)	50,000	47,875
Canwest Mediaworks LP, 9.25%, 8/1/15, Callable 8/1/11 @ 104.63 (b)	50,000	45,625
Idearc, Inc., 8.00%, 11/15/16, Callable 11/15/11 @ 104.00	50,000	32,500
Medimedia USA, Inc., 11.38%, 11/15/14, Callable 11/15/09 @ 105.69 (b)	50,000	51,000
Morris Publishing, 7.00%, 8/1/13, Callable 8/1/08 @ 103.50	100,000	61,500
Sheridan Group, Inc., 10.25%, 8/15/11, Callable 8/15/08 @ 102.56	100,000	92,250
Valassis Communications, Inc., 8.25%, 3/1/15, Callable 3/1/11 @ 104.13	35,000	31,150

		361,900

Rental - Auto and Equipment – 2.2%
Avis Budget Car Rental, Inc., 7.63%, 5/15/14, Callable 5/15/10 @ 103.81	100,000	91,375
H&E Equipment Services, Inc., 8.38%, 7/15/16, Callable 7/15/11 @ 104.19	50,000	43,500
Hertz Corp., 8.88%, 1/1/14, Callable 1/1/10 @104.44	100,000	100,750
RSC Equipment Rental, Inc., 9.50%, 12/1/14, Callable 12/1/10 @ 104.75	50,000	44,750
United Rentals, Inc., 6.50%, 2/15/12, Callable 5/22/08 @ 103.25	25,000	23,437

		303,812

Restaurants – 2.1%
Buffets, Inc., 12.50%, 11/1/14, Callable 11/1/10 @ 106.25 (d)	50,000	1,250
Dave & Buster’s, Inc., 11.25%, 3/15/14, Callable 3/15/10 @ 105.62	50,000	49,750
Landry’s Restaurants, Inc., 9.50%, 12/15/14, Callable 2/28/09 @ 101.00 (c)	100,000	97,125
NPC International, Inc., 9.50%, 5/1/14, Callable 5/1/10 @ 104.75	50,000	46,000
Outback Steakhouse, Inc., 10.00%, 6/15/15, Callable 6/15/11 @ 105.00 (b)	75,000	56,625
Sbarro, Inc., 10.38%, 2/1/15, Callable 2/1/10 @ 107.78	50,000	45,000

		295,750

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	46

HSBC INVESTOR HIGH YIELD FIXED INCOME PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2008 (Unaudited) (continued)

Corporate Obligations, continued

	Principal Amount($)	Value($)

Retail – 1.2%
Claire’s Stores, Inc., 9.63%, 6/1/15, Callable 6/1/11 @ 104.81	50,000	30,000
Pep Boys, 7.50%, 12/15/14, Callable 12/15/09 @ 103.75	50,000	43,500
Stater Bros. Holdings, Inc., 7.75%, 4/15/15, Callable 4/15/11 @ 103.88	50,000	50,125
Suburban Propane Partners LP, 6.88%, 12/15/13, Callable 12/15/08 @ 103.44	50,000	49,250

		172,875

Seismic Data Collection – 0.4%
CIE Gener de Geophysique, 7.50%, 5/15/15, Callable 5/15/10 @ 103.75	50,000	51,625

Special Purpose Entity – 4.1%
Altra Industrial Motion, Inc., 9.00%, 12/1/11, Callable 12/1/08 @ 104.50	50,000	49,500
Buffalo Thunder Development Authority, 9.38%, 12/15/14, Callable 12/15/10 @ 104.69 (b)	50,000	34,000
Cellu Tissue Holdings, Inc., 9.75%, 3/15/10, Callable 5/27/08 @ 103.66	50,000	47,750
Chukchansi Economic Development Authority, 8.00%, 11/15/13,
Callable 11/15/09 @ 104.00 (b)	25,000	22,250
Hawker Beechcraft Acquisition Co., 8.50%, 4/1/15, Callable 4/1/11 @ 104.25	50,000	52,750
Hawker Beechcraft Acquisition Co., 9.75%, 4/1/17, Callable 4/1/12 @ 104.88	25,000	26,375
KAR Holdings, Inc., 8.75%, 5/1/14, Callable 5/1/10 @ 104.38	50,000	48,000
Local TV Finance LLC, 9.25%, 6/15/15, Callable 6/15/11 @ 104.63 (b)	50,000	40,000
MCBC Holdings, Inc., 9.09%, 10/15/14, Callable 10/15/09 @ 103.00 (b)(c)	25,000	21,250
Petroplus Finance Ltd., 7.00%, 5/1/17, Callable 5/1/12 @ 103.50 (b)	75,000	69,750
Rare Restaurant Group LLC, 9.25%, 5/15/14, Callable 5/15/11 @ 104.63 (b)	50,000	43,000
Regency Energy Partners LP, 8.38%, 12/15/13, Callable 12/15/10 @ 104.19	17,000	17,722
Southern Star Central Corp., Inc., 6.75%, 3/1/16, Callable 3/1/11 @ 103.38	50,000	48,125
UCI Holdco, Inc., 10.30%, 12/15/13, Callable 12/15/08 @ 103 (c)	58,183	52,947

		573,419

Steel – 0.4%
Ryerson, Inc., 12.00%, 11/1/15, Callable 11/1/11 @ 106.00 (b)	50,000	49,500

Telecommunications – 7.6%
Broadview Networks Holdings, Inc., 11.38%, 9/1/12, Callable 9/1/09 @ 105.69	25,000	23,875
Centennial Communications Corp., 10.00%, 1/1/13, Callable 1/1/09 @ 107.50	100,000	101,000

Corporate Obligations, continued

	Principal Amount($)	Value($)

Telecommunications, continued
Cincinnati Bell, Inc., 8.38%, 1/15/14, Callable 1/15/09 @ 104.19	85,000	84,575
Citizens Communications Co., 7.13%, 3/15/19	25,000	23,125
Cricket Communications, 9.38%, 11/1/14, Callable 11/1/10 @ 104.69	50,000	49,062
iPCS, Inc., 6.49%, 5/1/14, Callable 5/1/08 @ 102.00 (c)	100,000	81,000
Level 3 Financing, Inc., 9.25%, 11/1/14, Callable 11/1/10 @ 104.63	50,000	45,500
MetroPCS Wireless, Inc., 9.25%, 11/1/14, Callable 11/1/10 @ 104.63	100,000	98,250
Nordic Telephone Co., Holdings, 8.88%, 5/1/16, Callable 5/1/11 @ 104.44 (b)	50,000	51,125
NTL Cable PLC, 9.13%, 8/15/16, Callable 8/15/11 @ 104.56	125,000	120,625
PAETEC Holding Corp., 9.50%, 7/15/15, Callable 7/15/11 @ 104.75	50,000	47,000
Panamsat Corp., 9.00%, 6/15/16, Callable 6/15/11 @ 104.50	50,000	50,437
Qwest Corp., 7.63%, 6/15/15	100,000	100,250
Radio One, Inc., 6.38%, 2/15/13, Callable 2/15/09 @ 103.19	50,000	37,875
West Corp., 11.00%, 10/15/16, Callable 10/15/11 @ 105.50	25,000	22,219
Wind Acquisition Financial SA, 10.75%, 12/1/15, Callable 12/1/10 @ 105.38 (b)	100,000	107,750
Windstream Corp., 8.63%, 8/1/16, Callable 8/1/11 @ 104.31	25,000	26,188

		1,069,856

Tobacco – 0.2%
Alliance One International, Inc., 8.50%, 5/15/12	25,000	23,750

Transportation – 1.0%
Bristow Group, Inc., 7.50%, 9/15/17, Callable 9/15/12 @ 103.75	50,000	51,625
Greenbrier Cos., Inc., 8.38%, 5/15/15, Callable 5/15/10 @ 104.19	50,000	47,750
Navios Maritime Holdings, Inc., 9.50%, 12/15/14, Callable 12/15/10 @ 104.75	30,000	30,900
Saint Acquisition Corp., 10.82%, 5/15/15, Callable 5/15/09 @ 102.00 (b)(c)	50,000	16,500

		146,775

Waste Disposal – 1.4%
Allied Waste North America, Inc., 7.38%, 4/15/14, Callable 4/15/09 @ 103.69	100,000	100,750
Waste Services, Inc., 9.50%, 4/15/14, Callable 4/15/09 @ 104.75	50,000	49,000
WCA Waste Corp., 9.25%, 6/15/14, Callable 6/15/10 @ 104.63	50,000	50,500

		200,250

TOTAL CORPORATE OBLIGATIONS (COST $14,318,541)		13,386,581

47	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR HIGH YIELD FIXED INCOME PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2008 (Unaudited) (continued)

Investment Company—2.0%

	Principal Amount($)	Value($)

Northern Institutional Diversified Assets Portfolio, Shares class, 2.33% (c)	278,127	278,127

TOTAL INVESTMENT COMPANY (COST $278,128)		278,127

TOTAL INVESTMENTS (COST $14,615,217) — 97.5%	.	13,668,337

Percentages indicated are based on net assets of $14,021,668.

*	Represents yield at time of purchase.

(a)	Represents non-income producing security.

(b)

Security exempt from registration under Rule 144a of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.

(c)	The rates presented represent the annualized one day yield that was in effect on April 30, 2008.

(d)	Non-Income Producing; Defaulted Bond.

LLC	— Limited Liability Co.
LP	— Limited Partnership
PLC	— Public Limited Co.

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	48

HSBC INVESTOR INTERMEDIATE DURATION FIXED INCOME PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2008 (Unaudited)

U.S. Government and Government Agency Obligations—46.3%

	Principal Amount($)	Value($)

Federal Home Loan Mortgage Corp. – 5.9%
Pool #1B2655, 6.19%, 12/1/34 (a)(d)	106,265	107,187
Pool #1J1313, 6.40%, 6/1/36 (a)	246,528	252,879
Pool #847557, 6.27%, 7/1/34 (a)(d)	115,465	116,346
Pool #G02981, 6.00%, 6/1/37	176,541	180,766
Pool #G12317, 5.50%, 8/1/21	164,679	167,814

		824,992

Federal National Mortgage Association – 25.6%
6.50%, 5/1/35	550,000	569,078
Pool #781922, 5.00%, 2/1/21	342,578	344,780
Pool #922090, 5.89%, 3/1/37 (a)	270,217	276,459
TBA May
5.50%, 5/15/37	1,600,000	1,608,499
6.00%, 5/15/37	750,000	766,641

		3,565,457

Government National Mortgage Association – 1.1%
6.00%, 5/15/37	150,000	154,078
U.S. Treasury Bonds – 1.5%
6.25%, 8/15/23	170,000	204,598
U.S. Treasury Notes – 12.2%
4.75%, 2/15/10	340,000	355,220
4.75%, 1/31/12	190,000	203,404
2.88%, 1/31/13	582,000	578,226
2.75%, 2/28/13	250,000	246,797
4.00%, 2/15/15	150,000	156,070
3.50%, 2/15/18	175,000	171,281

		1,710,998

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (COST $6,491,826)		6,460,123

Corporate Obligations—32.1%

Banking – 1.5%
American Express Centurion Bank, 5.95%, 6/12/17	100,000	100,292
Washington Mutual, Inc., 3.20%, 9/17/12 (a)	75,000	63,715
Washington Mutual Bank NV, 3.31%, 2/4/11 (a)	50,000	44,182

		208,189

Building & Construction Products – 1.4%
Martin Marietta Materials, Inc., 3.40%, 4/30/10 (a)	100,000	97,037
Masco Corp., 3.20%, 3/12/10 (a)	100,000	92,765

		189,802

Electric – 6.5%
Duke Energy Carolinas LLC, 5.10%, 4/15/18	100,000	99,374
MidAmerican Energy Co., 5.95%, 7/15/17	450,000	469,001
Puget Sound Energy, Inc., 6.97%, 6/1/67, Callable 6/1/17 @ 100	100,000	89,807
Progress Energy, Inc., 3.47%, 11/14/08, Callable 8/14/08 @ 100 (a)	250,000	249,061

		907,243

Corporate Obligations, continued

		Principal Amount($)	Value($)

Finance – 5.0%
Caterpillar Financial Services Corp., 5.45%, 4/15/18, MTN		50,000	50,716
Ford Motor Credit Co., LLC
9.75%, 9/15/10		300,000	291,450
7.25%, 10/25/11		25,000	22,514
Morgan Stanley, Series F, 6.00%, 4/28/15, MTN		50,000	49,924
Pacific Life Global Funding, 5.15%, 4/15/13 (b)		125,000	125,120
XTRA Finance Corp., 5.15%, 4/1/17		150,000	152,141

			691,865

Hospitals – 0.6%
HCA, Inc., 5.75%, 3/15/14		100,000	86,500

Media – 4.2%
Time Warner Cable, Inc., 5.40%, 7/2/12		150,000	150,875
Time Warner Entertainment, 8.88%, 10/1/12		350,000	387,849
Vivendi, 5.75%, 4/4/13 (b)		50,000	48,871

			587,595

Medical – 1.1%
AstraZeneca plc, 5.90%, 9/15/17		150,000	158,822

Office Equipment & Services – 0.7%
Xerox Corp., 3.51%, 12/18/09 (a)		100,000	98,269

Retail – 1.1%
Kroger Co. (The), 5.00%, 4/15/13		25,000	25,118
Federated Retail Holdings, Inc., 5.90%, 12/1/16		150,000	131,475

			156,593

Telecommunications – 2.4%
Verizon Pennsylvania, Inc., 5.65%, 11/15/11	.	275,000	279,468
Sprint Nextel Corp., 6.00%, 12/1/16		60,000	48,900

			328,368

Transportation – 7.6%
American Airlines, Inc., Series 2001-2
Class A1, 6.98%, 4/1/11		77,281	76,122
Class A2, 7.86%, 10/1/11		200,000	200,000
Burlington Northern Santa Fe Railway Co., 4.83%, 1/15/23		230,919	215,182
Continental Airlines, Inc., 5.98%, 4/19/22	.	100,000	87,125
Norfolk Southern Corp., 5.75%, 4/1/18 (b)	.	50,000	50,707
Union Pacific Corp., 5.75%, 11/15/17		150,000	151,862
Union Pacific Railroad, 5.08%, 1/2/29		298,680	281,804

			1,062,802

TOTAL CORPORATE OBLIGATIONS (COST $4,541,973)			4,476,048

49	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR INTERMEDIATE DURATION FIXED INCOME PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2008 (Unaudited) (continued)

Asset Backed Securities—9.1%

	Principal Amount($)	Value($)

Americredit Automobile Receivables Trust, Series 2005-CF, Class A3, 4.47%, 5/6/10 (d)	22,375	22,382
Asset Backed Funding Certificates, Series 2003-AHL1, Class A1, 3.68%, 3/25/33	210,318	175,286
Cairn Mezzanine plc, Series 2007-3A, Class B1, 3.97%, 8/13/47 (a)(b)	145,000	7,250
Capital Auto Receivables Asset Trust Series 2006-SN1A, Class A3, 5.31%, 10/20/09 (b)(d)	44,733	44,837
Series 2007-SN1, Class A3B, 2.78%, 7/15/10 (a)(d)	110,000	108,809
Countrywide Asset-Backed Certificates, Series 2006-S4, Class A3, 5.80%, 7/25/34	210,000	160,901
GE Business Loan Trust, Series 2006-2A, Class A, 2.90%, 11/15/34 (a)(b)(d)	243,354	230,880
GMAC Mortgage Corp., Loan Trust, Series 2006-HE3, Class A3, 5.81%, 10/25/36	170,000	79,170
MBNA Credit Card Master Note Trust, Series 2005-A7, Class A7, 4.30%, 2/15/11 (d)	120,000	120,227
Nissan Auto Receivables Owner Trust, Series 2006-B, Class A3, 5.16%, 2/15/10 (d)	144,880	145,819
Preferred Term Securities XXII Ltd., 3.14%, 9/22/36, Callable 6/22/11 @ 100 (a)(b)(d)	197,945	170,490

TOTAL ASSET BACKED SECURITIES (COST $1,609,865)		1,266,051

Collateralized Mortgage Obligations—7.6%

Banc of America Mortgage Securities, Series 2005-D, Class 2A4, 4.78%, 5/25/35 (a)	200,000	199,105
Deutsche Mortgage Securities, Inc., Series 2006-WF1, Class 1A1, 5.08%, 6/26/35 (a)(b)	150,219	148,527
Freddie Mac
Series 2988, Class AF, 3.02%, 6/15/35 (a)	157,691	151,935
Series 3212, Class BK, 5.40%, 9/15/36	150,000	149,119
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 2A3, 5.82%, 3/25/36 (a)	255,524	212,615
Residential Asset Securitization Trust, Series 2003-A15, Class 1A2, 3.35%, 2/25/34 (a)(d)	242,102	208,459

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $1,149,543)		1,069,760

Commercial Mortgage Backed Securities—12.1%

Banc of America Commercial Mortgage, Inc., Series 2006-4, Class A4, 5.54%, 7/10/46	230,000	228,791
Bear Stearns Commercial Mortgage Securities, Inc., Series 2006-T24, Class A4, 5.43%, 10/12/41	200,000	197,723

Commercial Mortgage Backed Securities, (continued)

	Principal Amount($)	Value($)

Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A2B, 5.21%, 12/11/49	200,000	197,280
Commercial Mortgage Pass-Through Certificate
Series 2006-FL12, Class A2, 2.82%, 12/15/20 (a)(b)(d)	250,256	238,456
Series 2005-LP5, Class AJ, 5.05%, 5/10/43	200,000	182,541
Morgan Stanley Capital I
Series 2006-HQ10, Class A4, 5.33%, 11/12/41	180,000	175,258
Series 2007-IQ14, Class A2, 5.61%, 4/15/49	220,000	219,143
Series 2007-IQ14, Class AM, 5.88%, 4/15/49 (a)	130,000	119,920
Washington Mutual Commercial Mortgage Securities Trust, Series 2006-SL1, Class A, 5.42%, 11/23/43 (a)(b)	146,013	131,032

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (COST $1,743,743)		1,690,144

Foreign Bonds—4.6%

Iceland – 1.3%
Kaupthing Bank, 3.41%, 1/15/10 (a)(b)	225,000	188,437

Netherlands – 0.6%
Shell International Finance BV, 5.20%, 3/22/17	75,000	78,186

South Korea – 1.8%
Citibank Korea, Inc., 4.68%, 6/18/13, Callable 6/18/08 @ 100 (a)	250,000	250,409

United Kingdom – 0.9%
Barclays Bank plc, 5.93%, 12/31/49 (b)	150,000	126,651

TOTAL FOREIGN BONDS (COST $698,553)		643,683

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	50

HSBC INVESTOR INTERMEDIATE DURATION FIXED INCOME PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2008 (Unaudited) (continued)

Investment Company—9.1%

	Principal Amount($)	Value($)

Northern Institutional Diversified Assets Portfolio, Shares class, 2.33% (c)	1,265,567	1,265,567

TOTAL INVESTMENT COMPANY (COST $1,265,567)		1,265,567

TOTAL INVESTMENTS (COST $17,501,070) — 120.9%		16,871,376

Percentages indicated are based on net assets of $13,954,791.

(a)

Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on April 30, 2008. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

(b)

Security exempt from registration under Rule 144a of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.

(c)	The rates presented represent the annualized one day yield that was in effect on April 30, 2008.

(d)	Security held as collateral for to be announced securities.

LLC	— Limited Liability Co.
MTN	— Medium Term Note
PLC	— Public Limited Co.
TBA	— Security was traded on a “to be announced” basis. Represents 17.0% of net assets.

51	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR GROWTH PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2008 (Unaudited)

Common Stocks—94.3%

	Shares	Value($)

Aerospace & Defense – 8.1%
General Dynamics Corp.	32,600	2,947,692
Raytheon Co.	23,850	1,525,685
The Boeing Co.	5,500	466,730
United Technologies Corp.	23,350	1,692,174

		6,632,281

Biotechnology – 4.4%
Gilead Sciences, Inc. (a)	70,300	3,638,728

Business Services – 1.3%
Fluor Corp.	7,100	1,085,377

Casinos & Gambling – 1.1%
International Game Technology	25,150	873,711

Chemicals – 4.4%
Monsanto Co.	31,300	3,568,826

Computer Software – 2.7%
Adobe Systems, Inc. (a)	22,400	835,296
Electronic Arts, Inc. (a)	26,350	1,356,235

		2,191,531

Computers – 10.0%
Apple, Inc. (a)	18,950	3,296,352
Hewlett-Packard Co.	61,200	2,836,620
Research In Motion Ltd. (a)	17,250	2,098,118

		8,231,090

Consumer Products – 4.0%
Colgate-Palmolive Co.	46,300	3,273,410

Diversified Manufacturing Operations – 3.2%
Joy Global, Inc.	15,400	1,143,450
Thermo Fisher Scientific, Inc. (a)	25,000	1,446,750

		2,590,200

Electronic Components & Semiconductors – 4.4%
Emerson Electric Co.	44,950	2,349,087
Microchip Technology, Inc.	34,000	1,249,500

		3,598,587

Farm Machinery & Equipment – 3.6%
Deere & Co.	35,550	2,988,689

Financial Services – 5.7%
CME Group, Inc.	5,425	2,481,666
Goldman Sachs Group, Inc.	5,050	966,419
Visa, Inc., Class A (a)	14,650	1,222,542

		4,670,627

Food & Beverage – 8.8%
McDonald’s Corp.	21,500	1,280,970
PepsiCo, Inc.	10,950	750,403
The Coca-Cola Co.	56,300	3,314,381
Wm. Wrigley Jr. Co.	7,350	559,776
Yum! Brands, Inc.	31,650	1,287,522

		7,193,052

Health Care – 5.0%
Baxter International, Inc.	27,600	1,720,032
DENTSPLY International, Inc.	20,800	808,496
Zimmer Holdings, Inc. (a)	21,100	1,564,776

		4,093,304

Common Stocks, continued

	Shares	Value($)

Hotels & Lodging – 1.0%
Las Vegas Sands Corp. (a)	11,250	857,475

Industrial Manufacturing – 1.0%
The Manitowoc Co., Inc.	22,750	860,405

Insurance – 1.9%
AFLAC, Inc.	23,900	1,593,413

Internet Related – 0.7%
Google, Inc., Class A (a)	950	545,576

Oil & Gas – 9.5%
National-Oilwell Varco, Inc. (a)	6,700	458,615
Schlumberger Ltd.	26,500	2,664,575
Smith International, Inc.	40,750	3,117,782
Weatherford International Ltd. (a)	19,200	1,548,864

		7,789,836

Pharmaceuticals – 8.5%
Abbott Laboratories	59,300	3,128,075
Alcon, Inc. ADR	10,350	1,635,300
Allergan, Inc.	13,350	752,539
Genentech, Inc. (a)	21,629	1,475,098

		6,991,012

Retail – 1.2%
Kohl’s Corp. (a)	19,400	947,690

Telecommunications – 3.8%
Cisco Systems, Inc. (a)	68,550	1,757,622
Nokia Corp. ADR	16,150	485,631
QUALCOMM, Inc.	20,650	891,873

		3,135,126

TOTAL COMMON STOCKS (COST $65,310,279)		77,349,946

Investment Company—5.4%

Northern Institutional Diversified Assets Portfolio, Shares class, 2.33% (b)	4,390,948	4,390,948

TOTAL INVESTMENT COMPANY (COST $4,390,948)		4,390,948

TOTAL INVESTMENTS (COST $69,701,227) — 99.7%		81,740,894

Percentages indicated are based on net assets of $82,025,313.

(a)	Represents non-income producing security.

(b)	The rates presented represent the annualized one day yield that was in effect on April 30, 2008.

ADR — American Depositary Receipt

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	52

HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2008 (Unaudited)

Common Stocks—98.6%

	Shares	Value($)

Australia – 1.0%
National Australia Bank Ltd.	59,965	1,708,825
Zinifex Ltd.	235,900	2,247,493

		3,956,318

Austria – 1.0%
Voestalpine AG	51,400	3,952,365

Belgium – 1.7%
Fortis	176,832	4,831,551
Solvay SA, Class A	11,700	1,724,795

		6,556,346

Brazil – 0.6%
Banco Do Brasil SA	60,000	1,039,899
Usinas Siderurgicas de Minas Gerais SA	27,900	1,341,524

		2,381,423

Canada – 4.8%
Barrick Gold Corp.	37,500	1,441,821
Canadian Imperial Bank of Commerce	21,000	1,547,050
Fairfax Financial Holdings Ltd.	5,200	1,570,123
Gerdau Ameristeel Corp.	161,000	2,510,628
HudBay Minerals, Inc.	40,600	766,190
Industrial Alliance Insurance and Financial Services, Inc.	26,100	1,026,838
Inmet Mining Corp.	11,300	927,637
Petro-Canada	68,200	3,418,129
Royal Bank of Canada	45,400	2,165,383
Teck Cominco Ltd., B Shares	64,600	2,811,653

		18,185,452

China – 0.2%
China Petroleum & Chemical Corp.	592,000	628,244

Finland – 1.8%
Nokia Oyj	129,400	3,984,087
Stora Enso Oyj, R Shares	236,600	2,940,461

		6,924,548

France – 11.8%
Air France-KLM	28,700	894,845
BNP Paribas SA	64,580	6,982,412
Compagnie Generale des Establissements Michelin, B Shares	39,700	3,642,787
Credit Agricole SA	142,779	4,826,251
France Telecom SA	107,200	3,374,217
Lagardere S.C.A.	46,400	3,346,213
Renault SA	51,500	5,310,895
Sanofi-Aventis	68,900	5,394,830
Societe Generale	35,385	4,152,347
Societe Generale NV (a)	8,846	1,024,798
Total SA	72,900	6,139,403

		45,088,998

Germany – 13.8%
Allianz SE	39,800	8,116,717
BASF AG	63,600	9,070,961
Deutsche Bank AG	52,800	6,355,884
Deutsche Lufthansa AG	162,600	4,313,220
Deutsche Telekom AG	220,300	3,969,245

Common Stocks, continued

	Shares	Value($)

Germany, continued
E.ON AG	38,500	7,874,440
Infineon Technologies AG (a)	304,300	2,831,626
Muenchener Rueckversicherungs- Gesellschaft AG	27,700	5,362,769
RWE AG	41,300	4,781,331

		52,676,193

Hong Kong – 0.4%
China Netcom Group Corp., Ltd.	462,000	1,393,191

India – 0.4%
State Bank of India GDR	17,600	1,650,880

Italy – 3.0%
Buzzi Unicem SpA	42,900	1,100,481
ENI SpA	189,900	7,335,206
Fondiaria-SAI SpA	57,900	2,339,540
Fondiaria-SAI SpA-RNC	18,700	496,338

		11,271,565

Japan – 21.6%
Alps Electric Co., Ltd.	55,000	511,542
Canon, Inc.	32,250	1,612,965
FUJITSU Ltd.	573,000	3,653,929
Hitachi Ltd.	170,000	1,146,196
Honda Motor Co., Ltd.	99,000	3,142,253
JFE Holdings, Inc.	101,600	5,570,068
Kyushu Electric Power Co., Inc.	101,300	2,299,394
Mitsubishi Chemical Holdings Corp.	303,000	2,010,869
Mitsubishi Corp.	129,000	4,144,080
Mitsubishi UFJ Financial Group, Inc.	645,000	7,097,047
Mitsui & Co., Ltd.	86,000	2,018,274
Mitsui Chemicals, Inc.	417,000	2,542,830
Mitsui O.S.K. Lines Ltd.	327,000	4,500,693
NAMCO BANDAI Holdings, Inc.	123,800	1,550,328
Nippon Mining Holdings, Inc.	360,000	2,226,411
Nippon Steel Corp.	329,000	1,847,995
Nippon Telegraph & Telephone Corp.	881	3,796,172
Nippon Yusen Kabushiki Kaisha	152,000	1,476,580
Nissan Motor Co., Ltd.	534,700	4,741,689
ORIX Corp.	21,300	3,843,301
Sharp Corp.	261,000	4,385,563
Sony Corp.	12,510	575,145
Sumitomo Mitsui Financial Group, Inc.	731	6,292,632
The Tokyo Electric Power Co., Inc.	165,200	4,202,693
Toshiba Corp.	543,000	4,501,933
Toyota Motor Corp.	56,700	2,873,992

		82,564,574

Luxembourg – 1.5%
ArcelorMittal	64,352	5,705,866

Netherlands – 4.5%
Corporate Express NV	107,400	1,239,185
ING Groep NV	216,068	8,268,399
Koninklijke Ahold NV (a)	266,720	3,964,425
Koninklijke DSM NV	34,900	1,886,972
Wolters Kluwer NV	70,200	1,891,758

		17,250,739

53	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2008 (Unaudited) (continued)

Common Stocks, continued

	Shares	Value($)

Norway – 1.5%
StatoilHydro ASA	153,100	5,552,772

Russian Federation – 0.6%
JSC MMC Norilsk Nickel ADR	32,750	884,250
LUKOIL ADR	16,550	1,494,465

		2,378,715

Singapore – 0.6%
Flextronics International Ltd. (a)	104,800	1,088,872
Neptune Orient Lines Ltd.	427,000	1,014,192

		2,103,064

South Africa – 0.5%
Sanlam Ltd.	554,040	1,467,325
Standard Bank Group Ltd.	31,023	369,728

		1,837,053

South Korea – 2.1%
Honam Petrochemical Corp.	8,100	719,982
Hynix Semiconductor, Inc. (a)	24,700	660,375
Hyundai Motor Co., Ltd.	9,500	801,776
Hyundai Motors Co., Ltd., Second Preferred	15,950	573,621
Industrial Bank of Korea GDR	88,300	1,479,025
Kookmin Bank ADR	14,600	1,018,350
POSCO ADR	11,400	1,406,760
Samsung Electronics Co., Ltd., Preferred	2,900	1,492,817

		8,152,706

Spain – 1.3%
Repsol YPF SA	118,600	4,821,846

Sweden – 2.1%
Electrolux AB, B Shares	118,500	1,821,584
Svenska Cellusoa AB (SCA), B Shares	189,700	3,201,340
Tele2 AB, B Shares	73,400	1,637,271
Volvo AB, B Shares	86,500	1,322,453

		7,982,648

Switzerland – 1.7%
Credit Suisse Group	81,100	4,517,299
Novartis AG	42,460	2,160,095

		6,677,394

Taiwan – 1.5%
Asustek Computer, Inc.	430,000	1,395,434
China Steel Corp. GDR	38,878	1,269,367
Siliconware Precision Industries Co.	707,691	1,225,006
Taiwan Semiconductor Manufacturing Co., Ltd.	508,398	1,113,817
United Microelectronics Corp.	1,094,551	668,702

		5,672,326

Thailand – 0.3%
PTT Public Co., Ltd.	121,400	1,279,306

United Kingdom – 18.3%
Associated British Foods plc	199,300	3,492,772
Aviva plc	352,191	4,407,727
BAE Systems plc	251,400	2,332,868
Barclays plc	457,700	4,153,960
BP plc	125,000	1,518,420
British Energy Group plc	277,000	4,185,372
GlaxoSmithKline plc	259,600	5,785,634
HBOS plc	373,041	3,489,449

Common Stocks, continued

	Shares	Value($)

United Kingdom, continued
Home Retail Group plc	358,100	1,879,528
ITV plc	879,270	1,153,737
Kazakhmys plc	84,600	2,660,832
Punch Taverns plc	91,000	938,060
Royal & Sun Alliance Insurance Group plc	776,127	2,073,828
Royal Bank of Scotland Group plc	1,039,124	7,127,334
Royal Dutch Shell plc, A Shares	232,387	9,368,191
Royal Dutch Shell plc, B Shares	45,973	1,841,699
Taylor Wimpey plc	468,220	1,198,499
Vodafone Group plc	2,624,658	8,364,633
Xstrata plc	51,700	4,055,910

		70,028,453

TOTAL COMMON STOCKS (COST $329,498,217)		376,672,985

Investment Company—0.6%

Northern Institutional Diversified Assets Portfolio, Shares class, 2.33% (b)	2,269,283	2,269,283

TOTAL INVESTMENT COMPANY (COST $2,269,283)		2,269,283

TOTAL INVESTMENTS (COST $331,767,500) — 99.2%		378,942,268

Percentages indicated are based on net assets of $382,006,984.

(a) Represents non-income producing security.

(b) The rates presented represent the annualized one day yield that was in effect on April 30, 2008.

ADR — American Depositary Receipt
GDR — Global Depositary Receipt
PLC — Public Limited Co.
SPA — Standby Purchase Agreement

Schedule Portfolio Investments—April 30, 2008

Industry	Percent of Net Assets

Aerospace & Defense	0.6%
Automotive	7.7%
Banking & Financial Services	20.6%
Broadcasting	0.3%
Building & Construction	1.4%
Cash & Cash Equivalents	0.6%
Chemicals	4.7%
Distribution/Wholesale	0.3%
Drugs - Medical	3.5%
Electrical	7.9%
Electronic Components & Semiconductors	4.8%
Food & Beverage	0.9%
Import/Export	0.5%
Insurance	6.6%
Manufacturing	3.9%
Metals & Mining	8.8%
Oil & Gas	12.0%
Paper & Related Products	0.8%
Publishing	1.4%
Retail	1.8%
Telecommunications	6.9%
Transportation Services	3.2%

Total Investments	99.2%

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	54

HSBC INVESTOR OPPORTUNITY PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2008 (Unaudited)

Common Stocks—96.5%

	Shares	Value($)

Aerospace & Defense – 4.4%
BE Aerospace, Inc. (a)	76,600	3,091,576
Empresa Brasileira de Aeronautica S.A. ADR	68,400	2,850,912
Esterline Technologies Corp. (a)	46,950	2,613,237

		8,555,725

Biotechnology – 3.2%
Illumina, Inc. (a)	33,400	2,601,526
Invitrogen Corp. (a)	38,900	3,639,873

		6,241,399

Business Services – 1.9%
Navigant Consulting, Inc. (a)	186,250	3,747,350

Computer Software – 14.2%
ACI Worldwide, Inc. (a)	157,500	3,480,750
BMC Software, Inc. (a)	130,700	4,543,132
Brocade Communications Systems, Inc. (a)	388,700	2,783,092
Check Point Software Technologies Ltd. (a)	112,750	2,663,155
F5 Networks, Inc. (a)	94,750	2,144,192
Nuance Communications, Inc. (a)	270,750	5,490,810
Red Hat, Inc. (a)	186,400	3,834,248
Satyam Computer Services Ltd. ADR	115,100	2,955,768

		27,895,147

Consumer Products – 5.0%
Church & Dwight Co., Inc.	74,400	4,227,408
Crown Holdings, Inc. (a)	117,100	3,142,964
Jarden Corp. (a)	112,350	2,395,302

		9,765,674

Diversified Manufacturing Operations – 4.5%
Actuant Corp., Class A	132,400	4,484,388
AMETEK, Inc.	88,500	4,294,020

		8,778,408

Education – 2.1%
Corinthian Colleges, Inc. (a)	117,329	1,331,684
DeVry, Inc.	49,500	2,821,500

		4,153,184

Electronic Components & Semiconductors – 1.8%
ATMI, Inc. (a)	60,750	1,788,480
Thomas & Betts Corp. (a)	49,500	1,854,270

		3,642,750

Financial Services – 2.3%
Affiliated Managers Group, Inc. (a)	20,150	2,001,701
MF Global Ltd. (a)	185,450	2,442,377

		4,444,078

Health Care – 8.4%
DaVita, Inc. (a)	80,900	4,239,969
DENTSPLY International, Inc.	98,500	3,828,695
Gen-Probe, Inc. (a)	67,500	3,804,300
Pediatrix Medical Group, Inc. (a)	50,900	3,462,218
Volcano Corp. (a)	97,050	1,148,102

		16,483,284

Common Stocks, continued

	Shares	Value($)

Hotels & Lodging – 1.1%
LaSalle Hotel Properties	64,900	2,081,343

Industrial Manufacturing – 8.2%
IDEX Corp.	119,300	4,377,117
Oshkosh Corp.	77,100	3,130,260
The Manitowoc Co., Inc.	127,200	4,810,704
WESCO International, Inc. (a)	102,600	3,817,746

		16,135,827

Media – 1.3%
DreamWorks Animation SKG, Inc. (a)	89,600	2,505,216

Oil & Gas – 15.4%
BJ Services Co.	50,300	1,421,981
Consol Energy, Inc.	52,700	4,266,592
Denbury Resources, Inc. (a)	168,500	5,149,360
Exterran Holdings, Inc. (a)	64,900	4,334,671
Massey Energy Co.	111,550	5,837,411
National-Oilwell Varco, Inc. (a)	1	62
Range Resources Corp.	57,400	3,810,212
Smith International, Inc.	70,400	5,386,304

		30,206,593

Pharmaceuticals – 12.1%
Alexion Pharmaceuticals, Inc. (a)	68,400	4,813,992
Elan Corp. plc ADR (a)	338,700	8,904,423
OSI Pharmaceuticals, Inc. (a)	129,050	4,471,582
Santarus, Inc. (a)	243,700	653,116
Shire plc ADR	88,500	4,862,190

		23,705,303

Retail – 5.5%
Dick’s Sporting Goods, Inc. (a)	67,500	1,930,500
O’Reilly Automotive, Inc. (a)	83,400	2,407,758
PetSmart, Inc.	141,200	3,160,056
Urban Outfitters, Inc. (a)	92,700	3,174,975

		10,673,289

Telecommunications – 2.2%
Comverse Technology, Inc. (a)	99,400	1,734,530
Polycom, Inc. (a)	119,950	2,686,880

		4,421,410

Transportation – 2.9%
Aircastle Ltd.	110,050	1,538,499
Kansas City Southern (a)	91,800	4,138,344

		5,676,843

TOTAL COMMON STOCKS (COST $171,738,981)		189,112,823

55	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR OPPORTUNITY PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2008 (Unaudited) (continued)

Investment Company—4.7%

	Shares	Value($)

Northern Institutional Government Select Portfolio, Shares class, 1.96% (b)	9,130,193	9,130,193

TOTAL INVESTMENT COMPANY (COST $9,130,193)		9,130,193

TOTAL INVESTMENTS (COST $180,869,174) — 101.2%		198,243,016

Percentages indicated are based on net assets of $195,929,545.

(a)	Represents non-income producing security.

(b)	The rate presented represents the annualized one day yield that was in effect on April 30, 2008.

ADR — American Depositary Receipt
PLC — Public Limited Co.

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	56

HSBC INVESTOR VALUE PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2008 (Unaudited)

Common Stocks—94.3%

	Shares	Value($)

Aerospace & Defense – 4.3%
Lockheed Martin Corp.	12,500	1,325,500
Raytheon Co.	28,300	1,810,351

		3,135,851

Banking – 3.6%
Bank of America Corp.	29,100	1,092,414
Wells Fargo & Co.	50,700	1,508,325

		2,600,739

Business Services – 3.6%
Pitney Bowes, Inc.	71,600	2,585,476

Computer Software – 6.8%
CA, Inc.	135,600	3,002,184
Microsoft Corp.	66,700	1,902,284

		4,904,468

Conglomerates – 3.1%
Loews Corp.	52,600	2,214,986

Consumer Products – 4.9%
Altria Group, Inc.	30,800	616,000
Kimberly-Clark Corp.	27,500	1,759,725
Kraft Foods, Inc.	25,069	792,932
Tyson Foods, Inc., Class A	19,900	354,220

		3,522,877

Diversified Manufacturing Operations – 3.3%
Illinois Tool Works, Inc.	18,400	962,136
Ingersoll-Rand Co., Class A	32,400	1,437,912

		2,400,048

Electronic Components & Semiconductors – 0.7%
Agilent Technologies, Inc. (a)	17,464	527,587

Energy – 1.5%
NRG Energy, Inc. (a)	24,400	1,072,380

Financial Services – 6.4%
Citigroup, Inc.	44,707	1,129,746
Fannie Mae	56,000	1,584,800
JP Morgan Chase & Co.	39,950	1,903,617

		4,618,163

Insurance – 10.6%
Aetna, Inc.	16,700	728,120
Aon Corp.	36,800	1,670,352
Genworth Financial, Inc., Class A	93,500	2,156,110
MGIC Investment Corp.	18,400	239,752
Radian Group, Inc.	32,100	173,340
The Hartford Financial Services Group, Inc.	37,300	2,658,371

		7,626,045

Media – 8.9%
CBS Corp., Class B	34,350	792,455
Comcast Corp., Class A	85,850	1,737,604
Liberty Media Corp. Interactive, Class A (a)	37,087	561,126

Common Stocks, (continued)

	Shares	Value($)

Media, continued
Viacom, Inc., Class B (a)	87,000	3,344,280

		6,435,465

Metals & Mining – 5.9%
AngloGold Ashanti Ltd. ADR	27,300	931,476
Barrick Gold Corp.	57,600	2,224,512
United States Steel Corp.	7,300	1,123,835

		4,279,823

Oil & Gas – 12.6%
Apache Corp.	24,400	3,286,192
ConocoPhillips	9,571	824,542
Hess Corp.	13,600	1,444,320
Noble Energy, Inc.	32,600	2,836,200
Talisman Energy, Inc.	34,600	705,148

		9,096,402

Paper & Related Products – 0.8%
International Paper Co.	22,300	583,591

Pharmaceuticals – 4.4%
Amgen, Inc. (a)	36,100	1,511,507
Sanofi-Aventis ADR	42,700	1,647,366

		3,158,873

Telecommunications – 7.6%
AT&T, Inc.	51,791	2,004,830
Motorola, Inc.	202,400	2,015,904
Sprint Nextel Corp.	45,600	364,344
Verizon Communications, Inc.	27,800	1,069,744

		5,454,822

Tobacco – 2.2%
Philip Morris International, Inc. (a)	30,800	1,571,724

Transportation – 3.1%
Union Pacific Corp.	15,300	2,221,407

TOTAL COMMON STOCKS (COST $65,012,345)		68,010,727

Investment Company—5.3%

Northern Institutional Government Select Portfolio, Shares class, 1.96%, (b)	3,793,994	3,793,994

TOTAL INVESTMENT COMPANY (COST $3,793,994)		3,793,994

TOTAL INVESTMENTS (COST $68,806,339) — 99.6%		71,804,721

Percentages indicated are based on net assets of $72,120,671.

(a)	Represents non-income producing security.

(b)	The rate presented represents the annualized one day yield that was in effect on April 30, 2008.

ADR — American Depositary Receipt

57	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR PORTFOLIOS

Statements of Assets and Liabilities—as of April 30, 2008 (Unaudited)

	Core Plus Fixed Income Portfolio	High Yield Fixed Income Portfolio	Intermediate Duration Fixed Income Portfolio	Growth Portfolio	International Equity Portfolio

Assets:
Investments in non-affiliates, at value	$127,858,766	$13,668,337	$16,871,376	$81,740,894	$378,942,268
Foreign currency, at value	—	—	—	—	1,572,984
Interest and dividends receivable	920,962	358,088	110,924	74,474	2,286,427
Receivable for investments sold	125,569	—	510,189	681,878	39,343
Prepaid expenses and other assets	1,403	3,130	207	1,142	5,951

Total Assets	128,906,700	14,029,555	17,492,696	82,498,388	382,846,973

Liabilities:
Payable for investments purchased	21,700,866	—	3,528,743	429,198	532,050
Accrued expenses and other liabilities:
Investment Management	42,252	6,744	4,721	31,588	257,201
Administration	6,832	441	1,707	2,559	15,685
Compliance Service	141	13	17	74	497
Other	5,707	689	2,717	9,656	34,556

Total Liabilities	21,755,798	7,887	3,537,905	473,075	839,989

Net Assets:
Applicable to investors’ beneficial interest	$107,150,902	$14,021,668	$13,954,791	$82,025,313	$382,006,984

Total Investments, at cost	$131,291,027	$14,615,217	$17,501,070	$69,701,227	$331,767,500

Foreign currency, at cost	$—	$—	$—	$—	$1,560,548

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	58

HSBC INVESTOR PORTFOLIOS

Statements of Assets and Liabilities—as of April 30, 2008 (Unaudited) (continued)

	Opportunity Portfolio	Value Portfolio

Assets:
Investments in non-affiliates, at value	$198,243,016	$71,804,721
Interest and dividends receivable	49,933	67,253
Receivable for investments sold	8,205,063	283,094
Prepaid expenses and other assets	2,968	1,291

Total Assets	206,500,980	72,156,359

Liabilities:
Payable for investments purchased	10,429,869	—
Accrued expenses and other liabilities:
Investment Management	123,879	30,613
Administration	10,562	2,380
Compliance Service	282	81
Other	6,843	2,614

Total Liabilities	10,571,435	35,688

Net Assets:
Applicable to investors’ beneficial interest	$195,929,545	$72,120,671

Total Investments, at cost	$180,869,174	$68,806,339

59	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR PORTFOLIOS

Statements of Operations—For the six months ended April 30, 2008 (Unaudited)

	Core Plus Fixed Income Portfolio	High Yield Fixed Income Portfolio	Intermediate Duration Fixed Income Portfolio	Growth Portfolio	International Equity Portfolio

Investment Income:
Interest	$2,945,066	$612,506	$370,761	$—	$38,615
Dividends	107,344	4,918	20,569	400,300	6,100,654
Foreign tax withholding	—	—	—	—	(627,218)

Total Investment Income	3,052,410	617,424	391,330	400,300	5,512,051

Expenses:
Investment Management	260,224	40,631	29,353	192,718	1,253,632
Administration	12,687	1,548	1,679	9,363	43,687
Accounting	34,631	39,235	32,094	33,615	48,370
Compliance Service	333	36	39	228	1,176
Custodian	5,205	888	1,613	3,797	116,364
Printing	444	49	77	358	1,893
Professional	1,947	295	162	1,493	6,783
Trustee	651	77	83	484	2,317
Other	3,382	454	442	2,572	11,823

Total Expenses	319,504	83,213	65,542	244,628	1,486,045

Net Investment Income (Loss)	2,732,906	534,211	325,788	155,672	4,026,006

Net Realized/Unrealized Gains (Losses) from Investments and Foreign Currencies:
Net realized gains (losses) from investment and foreign currency transactions	(323,666)	(53,540)	(8,207)	2,536,512	21,492,000
Change in unrealized appreciation (depreciation) from investments and foreign currencies	(3,313,157)	(733,817)	(543,869)	(10,179,207)	(74,548,272)

Net realized/unrealized gains (losses) from investment and foreign currency transactions	(3,636,823)	(787,357)	(552,076)	(7,642,695)	(53,056,272)

Change In Net Assets Resulting From Operations	$(903,917)	$(253,146)	$(226,288)	$(7,487,023)	$(49,030,266)

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	60

HSBC INVESTOR PORTFOLIOS

Statements of Operations—For the six months ended April 30, 2008 (Unaudited) (continued)

	Opportunity Portfolio	Value Portfolio

Investment Income:
Dividends	$398,103	$767,817

Total Investment Income	398,103	767,817

Expenses:
Investment Management	770,287	192,741
Administration	22,020	8,396
Accounting	27,062	26,501
Compliance Service	501	201
Custodian	7,474	2,559
Printing	929	390
Professional	3,129	1,149
Trustee	1,055	431
Other	5,922	2,287

Total Expenses	838,379	234,655

Net Investment Income (Loss)	(440,276)	533,162

Net Realized/Unrealized Gains (Losses) from Investments and Foreign Currencies:
Net realized gains (losses) from investments and foreign currency transactions	19,546,781	638,240
Change in unrealized appreciation (depreciation) from investments and foreign currencies	(25,370,794)	(9,799,293)

Net realized/unrealized gains (losses) from investment and foreign currency transactions	(5,824,013)	(9,161,053)

Change In Net Assets Resulting From Operations	$(6,264,289)	$(8,627,891)

61	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR PORTFOLIOS

Statements of Changes in Net Assets

	Core Plus Fixed Income Portfolio		High Yield Fixed Income Portfolio

	For the six months ended April 30, 2008 (Unaudited)	For the year ended October 31, 2007	For the six months ended April 30, 2008 (Unaudited)	For the year ended October 31, 2007

Investment Activities:
Operations:
Net investment income (loss)	$2,732,906	$5,909,376	$534,211	$931,443
Net realized gains (losses) from investment and foreign currency transactions	(323,666)	2,910,717	(53,540)	119,132
Change in unrealized appreciation (depreciation) from investments and foreign currencies	(3,313,157)	(1,031,793)	(733,817)	(279,652)

Change in net assets resulting from operations	(903,917)	7,788,300	(253,146)	770,923

Proceeds from contributions	11,076,269	24,166,324	1,982,026	5,258,548
Value of withdrawals	(22,833,358)	(23,334,647)	(2,194,475)	(4,260,973)

Change in net assets resulting from transactions in investors’ beneficial interest	(11,757,089)	831,677	(212,449)	997,575

Change in net assets	(12,661,006)	8,619,977	(465,595)	1,768,498

Net Assets:
Beginning of period	119,811,908	111,191,931	14,487,263	12,718,765

End of period	$107,150,902	$119,811,908	$14,021,668	$14,487,263

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	62

HSBC INVESTOR PORTFOLIOS

Statements of Changes in Net Assets (continued)

	Intermediate Duration Fixed Income Portfolio

	For the six months ended April 30, 2008 (Unaudited)	For the year ended October 31, 2007

Investment Activities:
Operations:
Net investment income (loss)	$325,788	$882,974
Net realized gains (losses) from investment and foreign currency transactions	(8,207)	848,391
Change in unrealized appreciation (depreciation) from investments and foreign currencies	(543,869)	(182,994)

Change in net assets resulting from operations	(226,288)	1,548,371

Proceeds from contributions	1,413,784	2,605,895
Value of withdrawals	(2,291,274)	(8,612,265)

Change in net assets resulting from transactions in investors’ beneficial interest	(877,490)	(6,006,370)

Change in net assets	(1,103,778)	(4,457,999)

Net Assets:
Beginning of period	15,058,569	19,516,568

End of period	$13,954,791	$15,058,569

63	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR PORTFOLIOS

Statements of Changes in Net Assets (continued)

	Growth Portfolio		International Equity Portfolio

	For the six months ended April 30, 2008 (Unaudited)	For the year ended October 31, 2007	For the six months ended April 30, 2008 (Unaudited)	For the year ended October 31, 2007

Investment Activities:
Operations:
Net investment income (loss)	$155,672	$334,013	$4,026,006	$8,527,724
Net realized gains (losses) from investment and foreign currency transactions	2,536,512	4,271,356	21,492,000	36,079,080
Change in unrealized appreciation (depreciation) from investments and foreign currencies	(10,179,207)	16,611,654	(74,548,272)	42,586,569

Change in net assets resulting from operations	(7,487,023)	21,217,023	(49,030,266)	87,193,373

Proceeds from contributions	8,140,434	25,944,124	23,350,477	90,634,524
Value of withdrawals	(8,313,975)	(17,303,034)	(47,374,836)	(56,520,981)

Change in net assets resulting from transactions in investors’ beneficial interest	(173,541)	8,641,090	(24,024,359)	34,113,543

Change in net assets	(7,660,564)	29,858,113	(73,054,625)	121,306,916
Net Assets:
Beginning of period	89,685,877	59,827,764	455,061,609	333,754,693

End of period	$82,025,313	$89,685,877	$382,006,984	$455,061,609

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	64

HSBC INVESTOR PORTFOLIOS

Statements of Changes in Net Assets (continued)

	Opportunity Portfolio		Value Portfolio

	For the six months ended April 30, 2008 (Unaudited)	For the year ended October 31, 2007	For the six months ended April 30, 2008 (Unaudited)	For the year ended October 31, 2007

Investment Activities:
Operations:
Net investment income (loss)	$(440,276)	$(1,201,508)	$533,162	$992,431
Net realized gains (losses) from investment and foreign currency transactions	19,546,781	58,390,322	638,240	6,083,399
Change in unrealized appreciation/depreciation from investments and foreign currencies	(25,370,794)	1,890,389	(9,799,293)	71,241

Change in net assets resulting from operations	(6,264,289)	59,079,203	(8,627,891)	7,147,071

Proceeds from contributions	8,629,465	77,393,032	5,665,260	23,927,675
Value of withdrawals	(30,704,097)	(153,698,612)	(7,574,938)	(15,848,601)

Change in net assets resulting from transactions in investors’ beneficial interest	(22,074,632)	(76,305,580)	(1,909,678)	8,079,074

Change in net assets	(28,338,921)	(17,226,377)	(10,537,569)	15,226,145
Net Assets:
Beginning of period	224,268,466	241,494,843	82,658,240	67,432,095

End of period	$195,929,545	$224,268,466	$72,120,671	$82,658,240

65	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR PORTFOLIOS

Financial Highlights

				Ratios/Supplementary Data
	Total Return(a)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(b)		Ratio of Net Investment Income (Loss) to Average Net Assets(b)		Ratio of Expenses to Average Net Assets(b)(c)	Portfolio Turnover Rate(a)

CORE PLUS FIXED INCOME PORTFOLIO
Year Ended October 31, 2003	5.80%		$203,551	0.48%		4.38%		0.48%	70.91%
Year Ended October 31, 2004	5.56%		169,459	0.52%		4.31%		0.52%	34.88%
Year Ended October 31, 2005	1.64	%(d)	122,530	0.40	%(d)	4.25	%(d)	0.53%	176.60%
Year Ended October 31, 2006	5.55%		111,192	0.63%		4.96%		0.63%	273.91%
Year Ended October 31, 2007	6.94%		119,812	0.59%		4.99%		0.59%	252.56%
Six Months Ended April 30, 2008 (Unaudited)	(0.87)%		107,151	0.58%		4.93%		0.58%	61.96%

HIGH YIELD FIXED INCOME PORTFOLIO
Period Ended October 31, 2006 (e)	7.41%		$12,719	1.86%		6.33%		1.86%	13.61%
Year Ended October 31, 2007	6.41%		14,487	1.37%		7.12%		1.37%	30.77%
Six Months Ended April 30, 2008 (Unaudited)	(1.81)%		14,022	1.23%		7.90%		1.23%	14.28%

INTERMEDIATE DURATION FIXED INCOME PORTFOLIO
Year Ended October 31, 2003	4.42%		$84,488	0.53%		3.70%		0.53%	98.42%
Year Ended October 31, 2004	4.48%		63,697	0.57%		3.54%		0.57%	50.06%
Year Ended October 31, 2005	0.76	%(d)	32,810	0.49	%(d)	3.85	%(d)	0.58%	107.26%
Year Ended October 31, 2006	5.29%		19,517	0.78%		4.58%		0.78%	236.51%
Year Ended October 31, 2007	8.38%		15,059	0.84%		4.68%		0.84%	219.76%
Six Months Ended April 30, 2008 (Unaudited)	(1.53)%		13,955	0.89%		4.44%		0.89%	52.13%

GROWTH PORTFOLIO
Period Ended October 31, 2004 (e)	(0.86)%		$49,680	0.72%		0.06%		0.72%	53.08%
Year Ended October 31, 2005	13.59	%(d)	49,415	0.63	%(d)	0.77	%(d)	0.68%	79.54%
Year Ended October 31, 2006	7.53%		59,828	0.69%		0.38%		0.69%	75.06%
Year Ended October 31, 2007	31.11%		89,686	0.62%		0.45%		0.62%	57.04%
Six Months Ended April 30, 2008 (Unaudited)	(8.33)%		82,025	0.60%		0.38%		0.60%	29.44%

INTERNATIONAL EQUITY PORTFOLIO
Year Ended October 31, 2003	23.70%		$201,805	0.96%		1.00%		0.96%	68.51%
Year Ended October 31, 2004	20.29%		220,025	0.94%		1.53%		0.94%	106.11%
Year Ended October 31, 2005	19.54%		230,230	0.84%		1.92%		0.84%	31.32%
Year Ended October 31, 2006	32.79%		333,755	0.86%		2.03%		0.86%	33.39%
Year Ended October 31, 2007	25.17%		455,062	0.79%		2.16%		0.79%	26.08%
Six Months Ended April 30, 2008 (Unaudited)	(10.79)%		382,007	0.78%		2.11%		0.78%	13.91%

OPPORTUNITY PORTFOLIO
Year Ended October 31, 2003	33.30%		$426,181	0.91%		(0.62)%		0.91%	152.05%
Year Ended October 31, 2004	5.93%		359,333	0.88%		(0.52)%		0.88%	81.75%
Year Ended October 31, 2005	14.35	%(d)	218,778	0.85	%(d)	(0.45	)%(d)	0.90%	63.95%
Year Ended October 31, 2006	19.54%		241,495	0.91%		(0.40)%		0.91%	60.83%
Year Ended October 31, 2007	30.54%		224,268	0.91%		(0.55)%		0.91%	69.41%
Six Months Ended April 30, 2008 (Unaudited)	(2.63)%		195,930	0.87%		(0.46)%		0.87%	39.97%

VALUE PORTFOLIO
Period Ended October 31, 2004 (e)	6.12%		$61,414	0.71%		1.28%		0.71%	10.33%
Year Ended October 31, 2005	15.23	%(d)	54,150	0.64	%(d)	1.15	%(d)	0.69%	16.45%
Year Ended October 31, 2006	22.21%		67,432	0.71%		1.23%		0.71%	20.63%
Year Ended October 31, 2007	10.28%		82,658	0.66%		1.29%		0.66%	18.67%
Six Months Ended April 30, 2008 (Unaudited)	(10.38)%		72,121	0.64%		1.45%		0.64%	14.42%

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(d)

During the year ended October 31, 2005, HSBC reimbursed certain amounts to the Portfolios related to violations of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio and total return were 0.12%, 0.09%, 0.05%, 0.04% and 0.05% for the Core Plus Fixed Income Portfolio, Intermediate Duration Fixed Income Portfolio, Growth Portfolio, Opportunity Portfolio and Value Portfolio, respectively.

(e)	High Yield Fixed Income Portfolio commenced operations on November 18, 2005.

Growth Portfolio commenced operations on May 7, 2004.

Value Portfolio commenced operations on May 7, 2004.

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	66

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of April 30, 2008 (Unaudited)

1.	Organization:

          The HSBC Investor Portfolios (the “Portfolio Trust”), is an open-end management investment company organized as a New York trust under the laws of the State of New York on November 1, 1994. The Portfolio Trust contains the following master funds (individually a “Portfolio,” collectively the “Portfolios”):

Portfolio	Short Name

HSBC Investor Core Plus Fixed Income Portfolio	Core Plus Fixed Income Portfolio
HSBC Investor High Yield Fixed Income Portfolio	High Yield Fixed Income Portfolio
HSBC Investor Intermediate Duration Fixed Income Portfolio	Intermediate Duration Fixed Income Portfolio
HSBC Investor Growth Portfolio	Growth Portfolio
HSBC Investor International Equity Portfolio	International Equity Portfolio
HSBC Investor Opportunity Portfolio	Opportunity Portfolio
HSBC Investor Value Portfolio	Value Portfolio

          The Portfolios operate as master funds in master-feeder arrangements, in which other funds invest their investable assets in the Portfolios. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of beneficial interests in the Portfolios.

          The Portfolios are diversified series of the Portfolio Trust and are part of the HSBC Investor Family of Funds. Financial statements for all other funds of the HSBC Investor Family of Funds are published separately.

          Under the Portfolio Trust’s organizational documents, the Portfolios’ officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolios. In addition, in the normal course of business, the Portfolios may enter into contracts with their service providers, which also provide for indemnifications by the Portfolios. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve any future claims that may be made against the Portfolios. However, based on experience, the Portfolios expect that risk of loss to be remote.

2.	Significant Accounting Policies:

          The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

          Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Portfolios’ Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and the use of matrix techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

          The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available, or are deemed unreliable due to a significant event or otherwise, are valued by or at the direction of the Portfolios’ Board of Trustees. Examples of potentially significant events that could affect the value of an individual security include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters, and litigation. Examples of potentially significant events that could affect multiple securities held by a Portfolio include governmental actions, natural

67	HSBC INVESTOR PORTFOLIOS

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of April 30, 2008 (Unaudited) (continued)

disasters, and armed conflicts. In addition, if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolios’ net assets are calculated, such securities may be valued using fair value pricing in accordance with procedures adopted by the Board of Trustees. Management identifies possible fluctuations in foreign securities by monitoring the rise or fall in the value of a designated benchmark index. In the event of a rise or fall greater than predetermined levels, the International Equity Portfolio may use a systematic valuation model provided by an independent third party to value its foreign securities, rather than local market closing prices. When the International Equity Portfolio uses such a valuation model, the value assigned to the International Equity Portfolio’s foreign securities may not be the quoted or published prices of the investment on their primary markets or exchanges.

Investment Transactions and Related Income:

          Investment transactions are accounted for no later than one business day after trade date. For financial reporting purposes, changes in holdings are accounted for on trade date on the last business day of the reporting period. Investment gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

Foreign Currency Translation:

          The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Forward Foreign Currency Exchange Contracts:

          The Portfolios may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolios could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

Futures Contracts:

          Each Portfolio may invest in futures contracts for the purpose of hedging their existing portfolio securities or securities it intends to purchase against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the fair value of the underlying security. The Portfolio recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

Mortgage Dollar Roll Transactions:

          The Core Plus Fixed Income Portfolio, the High Yield Fixed Income Portfolio and the Intermediate Duration Fixed Income Portfolio may engage in dollar roll transactions with respect to mortgage securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. In a dollar roll transaction, the Portfolio sells a mortgage-backed security and simultaneously agrees to repurchase a similar security on a specified future date at an agreed upon price. During the roll period, the Portfolio will not be entitled to receive any interest or principal paid on the securities sold. The Portfolio is compensated for the lost interest on the securities sold by the difference between the sales price and the lower price for the future repurchase as well as by the interest earned on the reinvestment of the sales proceeds. The Portfolio may also be compensated by receipt of a commitment fee.

HSBC INVESTOR PORTFOLIOS	68

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of April 30, 2008 (Unaudited) (continued)

Restricted and Illiquid Securities:

          A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by the investment adviser based on procedures established by the Board of Trustees. Therefore, not all restricted securities are considered illiquid. At April 30, 2008 the HSBC Core Plus Fixed Income Portfolio held restricted securities that were illiquid, representing 0.02% of net assets, as follows:

Security Name	Acquisition Date	Acquisition Cost($)	Principal Amount($)	Value($)

FHA Weyerhauser, 7.43%, 1/1/24	3/28/2002	25,228	26,696	26,696

Repurchase Agreements:

          The Portfolios may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by a Portfolio plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the collateral held pursuant to the agreement, with a fair value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Portfolios’ custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. In the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. There is a potential for loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the fair value of the underlying securities during the period while the Portfolio seeks to assert its rights.

Expense Allocations:

          Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributable to a Portfolio are allocated proportionally among various or all funds within the HSBC Investor Family of Funds in relation to net assets or on another reasonable basis.

Federal Income Taxes:

          Each Portfolio will be treated as a partnership for U.S. Federal income tax purposes. Accordingly, each Portfolio passes through all of its net investment income and gains and losses to its feeder funds, and is therefore not subject to U.S. Federal income tax. As such, investors in the Portfolios will be taxed on their respective share of the Portfolios’ ordinary income and realized gains. It is intended that the Portfolios will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

          In addition, effective April 30, 2008, the Trust adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). The adoption of FIN 48 did not impact the Portfolios’ net assets or results of operations.

69	HSBC INVESTOR PORTFOLIOS

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of April 30, 2008 (Unaudited) (continued)

New Accounting Pronouncements:

          In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards SFAS No. 157, “Fair Value Measurements”(“SFAS No. 157”). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management does not believe the adoption of SFAS No. 157 will materially impact the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

          In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolios financial position, performance and cash flows. Management is currently evaluating the impact, the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

3.	Related Party Transactions: Investment Management:

          HSBC Investments (USA) Inc. (which became HSBC Global Asset Management (USA) Inc. effective June 2, 2008) (“HSBC” or the “Investment Adviser”), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as the Investment Adviser to the Portfolios pursuant to an investment management contract with the Portfolio Trust. As Investment Adviser, HSBC manages the investments of the Portfolios and continuously reviews, supervises, and administers the Portfolios’ investments, except that Waddell & Reed Investment Management Company, AllianceBernstein Investment Research and Management, Westfield Capital Management, LLC and NWQ Investment Management Co., LLC serve as Sub-Investment Advisers for the Growth Portfolio, International Equity Portfolio, Opportunity Portfolio, and the Value Portfolio, respectively, and are paid for their services directly by the respective Portfolios.

          For its services, the Investment Adviser receives a fee, accrued daily and paid monthly, at an annual rate of 0.60% of the High Yield Fixed Income Portfolio’s average daily net assets and 0.40% of the Intermediate Duration Fixed Income Portfolio’s average daily net assets.

For its services as Investment Adviser, HSBC receives, from the Core Plus Fixed Income Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate

Up to $50 million	0.575%
In excess of $50 million but not exceeding $95 million	0.450%
In excess of $95 million but not exceeding $150 million	0.200%
In excess of $150 million but not exceeding $250 million	0.400%
In excess of $250 million	0.350%

          For their services, the Investment Adviser and Waddell & Reed Investment Management Company receive in aggregate, from the Growth Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate

Up to $50 million	0.500%
In excess of $50 million but not exceeding $100 million	0.425%
In excess of $100 million but not exceeding $200 million	0.375%
In excess of $200 million	0.325%

HSBC INVESTOR PORTFOLIOS	70

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of April 30, 2008 (Unaudited) (continued)

          For their services, the Investment Adviser and AllianceBernstein Investment Research and Management receive in aggregate, from the International Equity Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of:	Fee Rate

Up to $10 million	1.015%
In excess of $10 million but not exceeding $25 million	0.925%
In excess of $25 million but not exceeding $50 million	0.79%
In excess of $50 million but not exceeding $100 million	0.70%
In excess of $100 million	0.61%

          For their services, the Investment Adviser and Westfield Capital Management, LLC receive in aggregate, a fee, accrued daily and paid monthly, at an annual rate of 0.80% of the Opportunity Portfolio’s average daily net assets.

For their services, the Investment Adviser and NWQ Investment Management Co., LLC receive in aggregate, from the Value Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate

Up to $500 million	0.525%
In excess of $500 million but not exceeding $1 billion	0.475%
In excess of $1 billion	0.425%

Administration:

HSBC serves the Portfolios as Administrator. Under the terms of the Administration Agreement, HSBC receives from the Portfolios a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate

Up to $12 billion	0.0525%
In excess of $12 billion	0.0350%

          The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds, however, the assets of the Portfolios and Feeder Funds that invest in the Portfolios are not double-counted. The total administration fee paid to HSBC is allocated to each series in the HSBC Investor Family of Funds based upon its proportionate share of the aggregate net assets of the Family of Funds. For assets invested in the Portfolios by Feeder Funds, the Portfolios pay half of the administration fee and the Feeder Funds pay half of the administration fee, for a combination of the total fee rate set forth above.

          Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi Ohio”), a wholly-owned subsidiary of The Citigroup, Inc., serves as the Portfolio Trust’s sub-administrator subject to the general supervision of the Portfolio Trust’s Board of Trustees and HSBC. For these services, Citi Ohio is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above, minus 0.02% (2 basis points) which is retained by HSBC.

          Under a Compliance Services Agreement between the Portfolios and Citi Ohio (the “CCO Agreement”), Citi Ohio makes an employee available to serve as the Portfolios’ Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Portfolios’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the HSBC Investor Family of Funds paid Citi Ohio $125,400 for the period ended April 30, 2008, plus reimbursement of certain expenses. Expenses incurred by each Portfolio are reflected on the Statements of Operations as “Compliance Service.” Citi Ohio pays the salary and other compensation earned by any such individuals as employees of Citi Ohio.

Fund Accounting, Custodian and Trustee:

          Citi Ohio provides fund accounting services for the Portfolios. For its services to the Portfolios, Citi Ohio receives an annual fee per Portfolio, including reimbursement of certain expenses, that is accrued daily and paid monthly.

          Effective April 1, 2008 each of the six non-interested Trustees are compensated with a $60,000 annual Board retainer, as well as a $3,000 annual retainer for each Committee of the Board. Each non-interested Trustee also receives a $5,000 and $3,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. Furthermore, each non-interested Trustee receives compensation for attending special meetings and/or functioning as a Committee

71	HSBC INVESTOR PORTFOLIOS

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of April 30, 2008 (Unaudited) (continued)

Chairperson or Lead Trustee. In addition, the non-interested Trustees are reimbursed for certain expenses incurred in connection with their Board membership.

          Prior to April 1, 2008 each of the six non-interested Trustees are compensated with a $35,000 annual Board retainer, as well as a $3,000 annual retainer for each Committee of the Board. Each non-interested Trustee also receives a $5,000 and $3,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. Furthermore, each non-interested Trustee receives compensation for attending special meetings and/or functioning as a Committee Chairperson or Lead Trustee. In addition, the non-interested Trustees are reimbursed for certain expenses incurred in connection with their Board membership.

4.	Investment Transactions:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the period ended April 30, 2008 were as follows:

Portfolio Name	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government

Core Plus Fixed Income Portfolio	$25,839,917	$44,373,528	$38,241,573	$29,287,671
High Yield Fixed Income Portfolio	1,909,068	1,874,639	—	—
Intermediate Duration Fixed Income Portfolio	1,981,553	5,467,875	4,902,753	2,961,503
Growth Portfolio	23,757,509	26,341,429	—	—
International Equity Portfolio	53,593,082	64,674,325	—	—
Opportunity Portfolio	76,590,560	101,410,149	—	—
Value Portfolio	10,064,290	10,311,265	—	—

5.	Federal Income Tax Information:

At April 30, 2008, the cost, gross unrealized appreciation and gross unrealized depreciation on securities for federal income tax purposes, were as follows:

Portfolio Name	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Core Plus Fixed Income Portfolio	$131,318,596	$909,519	$(4,369,349)	$(3,459,830)
High Yield Fixed Income Portfolio	14,615,217	172,528	(1,119,408)	(946,880)
Intermediate Duration Fixed Income Portfolio	17,506,162	82,336	(717,122)	(634,786)
Growth Portfolio	69,983,120	14,085,129	(2,327,355)	11,757,774
International Equity Portfolio	332,759,907	72,693,893	(26,511,532)	46,182,361
Opportunity Portfolio	181,435,446	30,998,404	(14,190,834)	16,807,570
Value Portfolio	68,683,585	13,285,531	(10,164,395)	3,121,136

6.	Legal and Regulatory Matters:

          On September 26, 2006 BISYS Fund Services, Inc. (“BISYS’’), an affiliate of BISYS Fund Services Ohio, Inc. which provided various services to the Funds, reached a settlement with the Securities and Exchange Commission (“the SEC’’) regarding the SEC’s investigation related to BISYS’ past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. Although BISYS has reached a settlement with the SEC, the Funds’ management is not aware that any determination has been made as to how the BISYS settlement monies will be distributed. While the Funds’ management is currently unable to determine the impact, if any, of such matters on the Funds or the Funds’ financial statements, management does not anticipate a material, adverse impact to the Funds or the Funds’ financial statements.

HSBC INVESTOR PORTFOLIOS	72

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of April 30, 2008 (Unaudited) (continued)

7.	Subsequent Event for Sub-Adviser Change:

Effective May 12, 2008, Winslow Capital Management Inc. (“Winslow”) serves as the Sub-Adviser to the Growth Portfolio.

Effective May 12, 2008, the Investment Adviser and Winslow receives in aggregate, from the HSBC Investor Family of Funds, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Sub-Advised HSBC Investor Family of Funds Average Daily Net Assets of:	Fee Rate

Up to $250 million	0.40%
In excess of $250 million but not exceeding $500 million	0.35%
In excess of $500 million but not exceeding $750 million	0.30%
In excess of $750 million but not exceeding $1 billion	0.25%
In excess $1 billion	0.20%

73	HSBC INVESTOR PORTFOLIOS

HSBC INVESTOR PORTFOLIOS

Investment Adviser Contract Approval—as of April 30, 2008 (Unaudited)

          The Independent Trustees of the HSBC Investor Funds Trust, HSBC Advisor Funds Trust and HSBC Investor Portfolios (collectively, the “Trusts”), and the non-interested Trustees, voting separately, approved the renewal of the Investment Advisory Contracts and, where applicable Sub-Advisory Contracts, with respect to the respective series of the Trusts then existing (collectively, the “Existing Funds”) at an in-person meeting held on December 10, 2007. Also, at an in-person meeting held on April 1, 2008, The Independent Trustees reviewed and approved a new Investment Advisory Contract and Sub-Advisory Contract with respect to the HSBC Investor Growth Fund (the “Growth Fund”) (the Existing Funds and Growth Fund are collectively referred to as the “Funds” and the Investment Advisory Contracts and Sub-Advisory Contracts are collectively referred to as the “Agreements”).

          In determining whether it was appropriate to approve the Agreements for the Funds, The Independent Trustees requested information from the Adviser and the various Sub-Advisers that it believed to be reasonably necessary to reach its conclusion. In an Executive Session, the Independent Trustees carefully evaluated this information, and were advised by independent legal counsel with respect to their deliberations. Based on its review of the information requested and provided for each Fund, The Independent Trustees determined that the relevant Agreements were consistent with the best interests of the Funds and their shareholders, and enable the Funds to receive high quality services at a cost that is appropriate and reasonable. The Independent Trustees made these determinations on the basis of the following considerations, among others:

Nature, Extent, and Quality of Services Provided by Adviser and Sub-Advisers. The Independent Trustees considered the nature, quality and extent of the investment advisory services provided by the Adviser (and, as applicable, the Sub-Advisers), in light of the high quality services provided to the Funds, and each Fund’s historic performance. The Independent Trustees considered the historical performance and the commitment of the Adviser to the successful operations of the Funds including the level of expenses of the Funds, and each Fund’s historic performance. The Independent Trustees considered the historical performance and commitment of the Adviser to the successful operations of the Funds including the level of expenses of the Funds. With respect to the Equity Funds, The Independent Trustees considered the capabilities and performance of the Adviser’s Multimanager unit. The Independent Trustees also considered the use of expense limitation agreements in order to reduce the overall operating expenses of certain funds. The Independent Trustees also took note of the long term relationship between the Adviser and the Funds and the efforts undertaken by the Adviser to foster the growth and development of the Funds since the inception of each of the Funds. For the Fixed Income Funds, The Independent Trustees also considered the historical performance and experience of the management team in managing other accounts, and the reasonable expectation of achieving competitive performance for these Funds. The Independent Trustees also considered the extent to which the investment advisers had achieved economies of scale and the extent to which shareholders participated in those economies of scale.

Investment Performance of the Funds, Adviser and Sub-Advisers. The Independent Trustees considered short-term and long-term investment performance of each Fund over various periods of time as compared to a peer group of comparable funds. The Independent Trustees members took note of performance information for the one, three and five year periods and since inception as relevant. In addition The Independent Trustees compared expenses of each Fund to the expenses of its peers, noting that the expenses for each of the Funds compare favorably with industry averages for other funds of similar size.

Costs of Services and Profits Realized by the Adviser. The Independent Trustees considered the Adviser’s overall profitability and costs and an analysis of the estimated profitability to the Adviser from its relationship with the Funds. The Independent Trustees considered that the advisory fees under the Agreements were within the range of those of similar funds, noting the high level of resource, expertise and experience that was provided to the Funds by the Adviser and Sub-Advisers. The Independent Trustees concluded that the combined advisory fees payable to the Adviser and each of the Fund’s Sub-Advisers are fair and reasonable in light of the services to be provided, the anticipated costs of these services, the profitability of the Adviser’s relationship with the Fund, and the comparability of the advisory fee to similar fees paid by comparable mutual funds.

Other Relevant Considerations. The Independent Trustees also considered the overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the Adviser and Sub-Advisers. The Independent Trustees also noted the range of investment advisory and administrative services

HSBC INVESTOR PORTFOLIOS	74

HSBC INVESTOR PORTFOLIOS

Investment Adviser Contract Approval—as of April 30, 2008 (Unaudited) (continued)

provided by the Adviser to the Funds and the level and quality of these services, in particular the quality of the personnel providing these services. In addition, The Independent Trustees considered the overall favorable investment performance of the Funds.

          Accordingly, in light of the above considerations and such other factors and information it considered relevant, The Independent Trustees by a unanimous vote of those present in person at the meetings (including a separate vote of the Independent Trustees present in person at the meeting) approved the Agreements.

75	HSBC INVESTOR PORTFOLIOS

HSBC INVESTOR PORTFOLIOS

Table of Shareholder Expenses (unaudited)—as of April 30, 2008

          As a shareholder of the HSBC Investor Portfolios (“Portfolios”), you incur ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2007 through April 30, 2008.

Actual Example

          The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 11/1/07	Ending Account Value 4/30/08	Expenses Paid During Period* 11/1/07 – 4/30/08	Annualized Expense Ratio During Period 11/1/07 – 4/30/08

Core Plus Fixed Income Portfolio	$1,000.00	$991.30	$2.87	0.58%
High Yield Fixed Income Portfolio	1,000.00	981.90	6.06	1.23%
Intermediate Duration Fixed Income Portfolio	1,000.00	984.70	4.39	0.89%
Growth Portfolio	1,000.00	916.70	2.86	0.60%
International Equity Portfolio	1,000.00	892.10	3.67	0.78%
Opportunity Portfolio	1,000.00	973.70	4.27	0.87%
Value Portfolio	1,000.00	896.20	3.02	0.64%

*

Expenses are equal to the average account value over the period multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

HSBC INVESTOR PORTFOLIOS	76

HSBC INVESTOR PORTFOLIOS

Table of Shareholder Expenses (unaudited)—as of April 30, 2008 (continued)

Hypothetical Example for Comparison Purposes

          The table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/1/07	Ending Account Value 4/30/08	Expenses Paid During Period* 11/1/07 – 4/30/08	Annualized Expense Ratio During Period 11/1/07 – 4/30/08

Core Plus Fixed Income Portfolio	$1,000.00	$1,021.98	$2.92	0.58%
High Yield Fixed Income Portfolio	1,000.00	1,018.75	6.17	1.23%
Intermediate Duration Fixed Income Portfolio	1,000.00	1,020.44	4.47	0.89%
Growth Portfolio	1,000.00	1,021.88	3.02	0.60%
International Equity Portfolio	1,000.00	1,020.98	3.92	0.78%
Opportunity Portfolio	1,000.00	1,020.54	4.37	0.87%
Value Portfolio	1,000.00	1,021.68	3.22	0.64%

*

Expenses are equal to the average account value over the period multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

77	HSBC INVESTOR PORTFOLIOS

          A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities is available without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders or on the Fund’s website at www.investorfunds.us.hsbc.com and the Securities and Exchange Commission’s (“Commission”) website at http://www.sec.gov. A copy of the Fund’s voting record for the most recent 12 month period ending June 30 is available at the Commission’s website at http://www.sec.gov.

          Schedules of Portfolio Investments for fiscal quarters ending January 31 and July 31 will be available no later than 60 days after each period end, without charge, on the Fund’s website at www.investorfunds.us.hsbc.com and on the Commission’s website at http://www.sec.gov.

          An investment in a Fund is not a deposit of HSBC Bank USA, National Association, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

HSBC INVESTOR PORTFOLIOS	78

HSBC Investor LifeLine Funds:

INVESTMENT ADVISER AND ADMINISTRATOR
HSBC Investments (USA) Inc.
452 Fifth Avenue
New York, NY 10018
Effective June 2, 2008, changed name to
HSBC Global Asset Management (USA) Inc.

SUB-ADVISERS
HSBC Investor Growth Portfolio
Waddell & Reed Investment Management Company
6300 Lamar Avenue
Overland Park, KS 66202
Through May 12, 2008

HSBC Investor Growth Portfolio
Winslow Capital Management, Inc.
4720 IDS Tower
80th South Eighth Street
Minneapolis, MN 55402
Effective May 13, 2008

HSBC Investor International Equity Portfolio
AllianceBernstein Investment Research and Management
1345 Avenue of the Americas, 39th Floor
New York, NY 10105

HSBC Investor Small Cap Equity Portfolio
Westfield Capital Management, LLC
One Financial Center
Boston, MA 02111

HSBC Investor Value Portfolio
NWQ Investment Management Co., LLC
2049 Century Park East, 16th Floor
Los Angeles, CA 90067

SHAREHOLDER SERVICING AGENTS
For HSBC Bank USA, N.A. and
HSBC Securities (USA) Inc. Clients
HSBC Bank USA, N.A.
452 Fifth Avenue
New York, NY 10018
1-888-525-5757

For All Other Shareholders
HSBC Investor Funds
P.O. Box 182845
Columbus, OH 43218-2845
1-800-782-8183

TRANSFER AGENT AND SPONSOR
Citi Fund Services
3435 Stelzer Road
Columbus, OH 43219

DISTRIBUTOR
Foreside Distribution Services. L.P.
3435 Stelzer Road
Columbus, OH 43219

CUSTODIAN
HSBC Investor Core Plus Fixed Income Portfolio
HSBC Investor High Yield Fixed Income Portfolio
HSBC Investor Intermediate Duration Fixed Income Portfolio
HSBC Investor Growth Portfolio
HSBC Investor International Equity Portfolio
HSBC Investor Opportunity Portfolio
HSBC Investor Value Portfolio
The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM
KPMG LLP
191 West Nationwide Blvd., Suite 500
Columbus, OH 43215

LEGAL COUNSEL
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

The HSBC LifeLine Funds are distributed by Foreside Distribution Services L.P. This document must be preceded or accompanied by a current prospectus for the HSBC Investor Funds, which you should read carefully before you invest or send money.

— NOT FDIC INSURED	— NO BANK GUARANTEE	— MAY LOSE VALUE

HSB-SR-LL		04/08

Item 2. Code of Ethics.

Not applicable – only for annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable – only for annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable – only for annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Included as a part of the report to shareholders filed under Item 1.
(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a -3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable - Only effective for annual reports.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	HSBC INVESTOR PORTFOLIOS

By (Signature and Title)*	/s/Richard A. Fabietti
Richard A. Fabietti
President

Date July 2, 2008

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/Richard A. Fabietti
Richard A. Fabietti
President

Date July 2, 2008

By (Signature and Title)*	/s/Troy A. Sheets
Troy A. Sheets
Treasurer

Date July 2, 2008
* Print the name and title of each signing officer under his or her signature.